Filed with the Securities and Exchange Commission on February 27, 1997
                                                               File No. 33-68666
                                                               File No. 811-8004
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X

     Post-Effective Amendment No.  9
                                 -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X

     Amendment No.    11
                    ------
                                   CT&T Funds
                                   ==========
               (Exact name of Registrant as Specified in Charter)

171 North Clark Street
Chicago, Illinois  60601                           (312) 223-2139
---------------------------------------           -----------------------
(Address of Principal Executive Offices)        (Registrant's Telephone Number)

                             Kenneth C. Anderson,
                                   President
                                  CT&T Funds
                             171 North Clark Street
                          Chicago, Illinois 60601-3294
                     --------------------------------------
                    (Name and Address of Agent for Service)

                             With a Copy to:

                              Paul H. Dykstra, Esq.
                            GARDNER, CARTON & DOUGLAS
                              321 North Clark Street
                             Chicago, Illinois  60610

It is proposed that this filing become effective (check appropriate box):

     immediately upon filing pursuant to Paragraph (b);

X    on February 28, 1997 (date) pursuant to Paragraph (b);
        -----------------

     60 days after filing pursuant to paragraph (a)(i);

     on                (date) pursuant to Paragraph (a)(i);
        --------------

     75 days after filing pursuant to paragraph (a)(ii); or

     on                (date) pursuant to paragraph (a)(ii) of Rule 485.
        --------------


* Registrant has registered an indefinite number of Shares of Common Stock of the CT&T Funds under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed December 27, 1996.


                                  CT&T FUNDS
                  Cross Reference Sheet Pursuant to Rule 481a
                  ===========================================


                Part A -- INFORMATION REQUIRED IN A PROSPECTUS:


  Form N-1A Item                      Caption in Prospectus
  --------------                      ---------------------
  1.  Cover Page                            Cover Page

  2.  Synopsis                              Prospectus Summary;
                                            Expense Information

  3.  Condensed Financial Information       Financial Highlights

  4.  General Description of Registrant     Investment Objectives and Policies;
                                            Investment Strategies and Risk Considerations

  5.  Management of the Fund                Management of the Funds

  5A. Management's Discussion               Not Applicable
      of Fund Performance

  6.  Capital Stock and Other Securities    Net Asset Value;
                                            Dividends and Taxes;
                                            General Information

  7.  Purchase of Securities Being Offered  Purchase of Shares; Exchange of
                                            Shares; Account Options;
                                            Distribution Plans

  8.  Redemption or Repurchase              Redemption of Shares

  9.  Legal Proceedings                     Not Applicable


     -------------------------------------------------------------------------
     CT&T Funds--Post-Effective Amendment No. 9  February 26, 1997  Cover Page 2


  Part B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION:


  Form N-1A Item                         Caption in SAI
  ----------------                       --------------
 10. Cover Page                              Cover Page

 11. Table of Contents                       Table of Contents

 12. General Information and History         Covered in Part A

 13. Investment Objectives and Policies      Investment Policies and Risk
                                             Considerations; Investment
                                             Restrictions; Portfolio
                                             Transactions and Brokerage
                                             Commissions

 14. Management of the Fund                  Trustees and Officers

 15. Principal Holders of Securities         Principal Holders of Securities

 16. Investment Advisory and Other Services  Investment Advisory and Other
                                             Services

 17. Brokerage Allocation                    Portfolio Transactions
                                             and Brokerage Commissions

 18. Capital Stock and Other Securities      Other Information

 19. Purchase, Redemption, and
     Pricing of Securities Being Offered     Covered in Part A

 20. Tax Status                              Taxes

 21. Underwriters                            Covered in Part A

 22. Calculations of Performance Data        Performance Information

 23. Financial Statements                    Audited Financials dated October
                                             31, 1996

                          Part C -- OTHER INFORMATION:

 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


     --------------------------------------------------------------------------
     CT&T Funds--Post-Effective No. 9 Draft                        Cover Page 3

                                   PROSPECTUS
                               (WITH APPLICATION)

                             FEBRUARY 28, 1997

                 MONTAG & CALDWELL GROWTH FUND

                 CHICAGO TRUST GROWTH & INCOME FUND

                 CHICAGO TRUST TALON FUND

                 CHICAGO TRUST ASSET ALLOCATION FUND

                 MONTAG & CALDWELL BALANCED FUND

                 CHICAGO TRUST BOND FUND

                 CHICAGO TRUST MUNICIPAL BOND FUND

                 CHICAGO TRUST MONEY MARKET FUND

                                   CT&T FUNDS

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor

                                   CT&T FUNDS
                             171 North Clark Street
                               Chicago, IL 60601

                                   PROSPECTUS

                             FEBRUARY 28, 1997

  CT&T FUNDS (the "Company") is a no-load, open-end management investment company which consists of eight separate diversified investment series (each a "Fund" and collectively, the "Funds") designed to offer investors a variety of investment opportunities. Each Fund has distinct investment objectives and policies.

  CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST ASSET ALLOCATION FUND, CHICAGO TRUST BOND FUND, CHICAGO TRUST MUNICIPAL BOND FUND, and CHICAGO TRUST MONEY MARKET FUND are advised by The Chicago Trust Company ("Chicago Trust"). CHICAGO TRUST TALON FUND is served by Chicago Trust as Investment Advisor and by Talon Asset Management, Inc. ("Talon") as Sub-Investment Advisor. MONTAG & CALDWELL GROWTH FUND AND MONTAG & CALDWELL BALANCED FUND are advised by Montag & Caldwell, Inc. ("Montag & Caldwell").

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities.

  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon to have prospects for capital appreciation. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  CHICAGO TRUST ASSET ALLOCATION FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations.

  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

  CHICAGO TRUST BOND FUND seeks high current income consistent with what The Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years.

  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations.

  CHICAGO TRUST MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high-quality, U.S. dollar-denominated money market instruments.

  Shares of each Fund are purchased and redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the above Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds is contained in the Statement of Additional Information dated February 28, 1997 which has been filed with the Securities and Exchange Commission and is available upon request and without charge from the Company, at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus.

  AN INVESTMENT IN CHICAGO TRUST MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CT&T Funds                                                  Investment Advisors:
----------                                                  -------------------
171 North Clark Street
Chicago, IL 60601-3294                                 The Chicago Trust Company
(800) 992-8151                                            171 North Clark Street
                                                          Chicago, IL 60601-3294
                                                                  (800) 992-8151

                                                         Montag & Caldwell, Inc.
                                                   1100 Atlanta Financial Center
                                                         3343 Peachtree Road, NE
                                                          Atlanta, GA 30326-1450

                               TABLE OF CONTENTS
                               -----------------

                                                                        PAGE
                                                                        ----
PROSPECTUS SUMMARY.....................................................   4
EXPENSE INFORMATION....................................................   6
FINANCIAL HIGHLIGHTS...................................................   9
INVESTMENT OBJECTIVES AND POLICIES.....................................  15
 MONTAG & CALDWELL GROWTH FUND.........................................  15
 CHICAGO TRUST GROWTH & INCOME FUND....................................  16
 CHICAGO TRUST TALON FUND..............................................  17
 CHICAGO TRUST ASSET ALLOCATION FUND...................................  17
 MONTAG & CALDWELL BALANCED FUND.......................................  18
 CHICAGO TRUST BOND FUND...............................................  19
 CHICAGO TRUST MUNICIPAL BOND FUND.....................................  21
 CHICAGO TRUST MONEY MARKET FUND.......................................  22
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..........................  23
MANAGEMENT OF THE FUNDS................................................  31
PORTFOLIO MANAGEMENT METHODS...........................................  33
ADMINISTRATION OF THE FUNDS............................................  34
PURCHASE OF SHARES.....................................................  35
EXCHANGE OF SHARES.....................................................  38
REDEMPTION OF SHARES...................................................  38
ACCOUNT OPTIONS........................................................  40
DISTRIBUTION PLANS.....................................................  41
NET ASSET VALUE........................................................  41
DIVIDENDS AND TAXES....................................................  42
PERFORMANCE OF THE FUNDS...............................................  43
GENERAL INFORMATION....................................................  44
                                  APPENDIX
                                  --------
Debt Ratings...........................................................  46

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THE FUNDS
---------
  The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware Business Trust on September 10, 1993. The Company currently offers eight separate series of shares: MONTAG & CALDWELL GROWTH FUND; CHICAGO TRUST GROWTH & INCOME FUND; CHICAGO TRUST TALON FUND; CHICAGO TRUST ASSET ALLOCATION FUND; MONTAG & CALDWELL BALANCED FUND; CHICAGO TRUST BOND FUND; CHICAGO TRUST MUNICIPAL BOND FUND; AND CHICAGO TRUST MONEY MARKET FUND.

INVESTMENT DEFINITIONS
----------------------
  EQUITY SECURITIES--The term "equity securities" as used herein typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

  DEBT SECURITIES--Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

  CONVERTIBLE FEATURES--Equity or debt securities purchased by the Funds may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

  SHORT-TERM INSTRUMENTS--"Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

  DERIVATIVE INVESTMENTS--the term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives which may be used from time to time by certain Funds, including the investment risks associated with such instruments, are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS".

INVESTMENT OBJECTIVES OF THE FUNDS
----------------------------------
  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities.

  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon to have prospects for capital appreciation. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  CHICAGO TRUST ASSET ALLOCATION FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations.

  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

  CHICAGO TRUST BOND FUND seeks high current income consistent with what The Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years.

  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations.

  CHICAGO TRUST MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high-quality, U.S. dollar-denominated money market instruments.

HOW TO PURCHASE SHARES
----------------------

  The minimum initial investment for regular accounts, (other than Individual Retirement Accounts ("IRAs") and Uniform Gift to Minor Accounts ("UGMAs")), is $2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic Investment Plan is $50. The Funds do not impose any sales load, redemption or exchange fees. MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, MONTAG & CALDWELL BALANCED FUND, CHICAGO TRUST BOND FUND, and CHICAGO TRUST MUNICIPAL BOND FUND have a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "DISTRIBUTION PLANS." The public offering price for shares of each of the Funds is the net asset value per share next determined after receipt of a purchase order in proper form. MONTAG & CALDWELL GROWTH FUND offers two classes of shares; only Class N shares for retail investors are offered by this Prospectus. See "PURCHASE OF SHARES" and "GENERAL INFORMATION."

HOW TO REDEEM SHARES
--------------------
  Shares of each Fund may be redeemed at the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. Signature guarantees may be required. See "REDEMPTION OF SHARES."

DIVIDENDS
---------
  Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the respective Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash.

  MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, and MONTAG & CALDWELL BALANCED FUND declare and pay dividends, if any, quarterly. CHICAGO TRUST BOND FUND and CHICAGO TRUST MUNICIPAL BOND FUND declare and pay dividends monthly. CHICAGO TRUST MONEY MARKET FUND'S net investment income is declared daily and paid monthly. See "DIVIDENDS AND TAXES".

MANAGEMENT OF THE FUNDS
-----------------------

  Chicago Trust Company ("Chicago Trust"), 171 North Clark Street, Chicago, Illinois 60601, an Illinois corporation, provides investment advisory services to CHICAGO TRUST GROWTH & INCOME FUND; CHICAGO TRUST ASSET ALLOCATION FUND; CHICAGO TRUST BOND FUND; CHICAGO TRUST MUNICIPAL BOND FUND; CHICAGO TRUST MONEY MARKET FUND; and CHICAGO TRUST TALON FUND, with Talon Asset Management, Inc. serving as Sub-Advisor.

  Talon Asset Management, Inc. ("Talon"), One North Franklin, Chicago, Illinois 60606, a registered investment advisor, is the Sub-Investment Advisor for CHICAGO TRUST TALON FUND.

  Montag & Caldwell, Inc. ("Montag & Caldwell"), 1100 Atlanta Financial Center, 3343 Peachtree Road, Atlanta, Georgia 30326-1450, a registered investment advisor, is the Investment Advisor for MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND.

  As of December 31, 1996, Chicago Trust managed approximately $6.0 billion in assets primarily for pension and profit sharing accounts, individuals, families, and insurance companies. As of that date, Talon managed over $356 million in assets primarily for high net worth individuals, trusts, charitable foundations, employee benefit plans and family partnerships. As of December 31, 1996, Montag & Caldwell managed over $8.5 billion in assets primarily for employee benefit, endowment, charitable and other institutional clients, mutual funds, and high net worth individuals. Chicago Trust may be deemed to be a "control person" (as defined in the 1940 Act) of certain Funds, because as of January 30, 1997, it owned of record, but not beneficially: 34.60% of MONTAG & CALDWELL GROWTH FUND Class N; 93.62% of CHICAGO TRUST GROWTH & INCOME FUND; 56.60% of MONTAG & CALDWELL BALANCED FUND; 82.47% of CHICAGO TRUST BOND FUND; 92.53% of CHICAGO TRUST MUNICIPAL BOND FUND; 96.63% of CHICAGO TRUST MONEY MARKET FUND; and 98.67% of CHICAGO TRUST ASSET ALLOCATION FUND.

  FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 serves as the Funds' Underwriter. UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 serves as the Custodian of the Funds' assets. The Chicago Trust Company serves as the Funds' Administrator. FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 serves as the Funds' Sub-Administrator, Transfer Agent, and Accounting/Pricing Agent.

                              EXPENSE INFORMATION

Shareowner Transaction Expenses for Each Fund:
Maximum Sales Load Imposed on Purchases ................................... None
Maximum Sales Load Imposed on Reinvested Dividends ........................ None
Maximum Deferred Sales Load ............................................... None
Redemption Fees ........................................................... None
Exchange Fees ............................................................. None

  If you want to redeem shares by wire transfer, the Funds' Transfer Agent charges a fee, currently $20.00 for each wire redemption. Institutions may independently charge fees for shareowner transactions or for advisory services; please see their materials for details.

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
--------------------------------------------------------------------

                            INVESTMENT                OTHER        NET EXPENSE RATIO
                           ADVISORY FEES            EXPENSES        AFTER ADVISORS'
                          AFTER VOLUNTARY 12B-1  AFTER VOLUNTARY VOLUNTARY FEE WAIVERS
        FUND (1)            FEE WAIVERS   FEES   REIMBURSEMENTS  AND REIMBURSEMENT (1)
        --------          --------------- -----  --------------- ---------------------
MONTAG & CALDWELL GROWTH
 FUND (3)                      0.80%      0.25%       0.23%              1.28%
CHICAGO TRUST GROWTH &
 INCOME FUND (4)               0.65%      0.25%       0.20%              1.10%
CHICAGO TRUST TALON FUND       0.12%      0.25%       0.93%              1.30%
CHICAGO TRUST ASSET AL-
 LOCATION FUND (4)             0.63%      0.25%       0.22%              1.10%
MONTAG & CALDWELL BAL-
 ANCED FUND                    0.42%      0.25%       0.58%              1.25%
CHICAGO TRUST BOND FUND        0.25%      0.25%       0.30%              0.80%
CHICAGO TRUST MUNICIPAL
 BOND FUND                     0.00%      0.25%       0.65%              0.90%
CHICAGO TRUST MONEY MAR-
 KET FUND                      0.31%       n/a        0.19%              0.50%

--------

(1) The above table reflects a continuation of the Advisors' voluntary undertakings to waive investment advisory fees and/or reimburse each Fund, except for MONTAG & COLDWELL GROWTH FUND for expenses exceeding the limits shown. Absent such fee waivers and reimbursement of expenses, the investment advisory fees, other expenses, and total operating expenses, respectively, for those Funds with fee waivers and/or expense reimbursements currently in effect, would be as follows: CHICAGO TRUST GROWTH & INCOME FUND 0.70%, 0.20%, and 1.15%; CHICAGO TRUST TALON FUND 0.80%, 0.93%, and 1.98%; CHICAGO TRUST ASSET ALLOCATION FUND 0.70%, 0.22%, and 1.17%; MONTAG & CALDWELL BALANCED FUND 0.75%, 0.58%, and 1.58%; CHICAGO TRUST BOND FUND 0.55%, 0.30%, and 1.10%; CHICAGO TRUST MUNICIPAL BOND FUND 0.60%, 0.68%, and 1.53%; and CHICAGO TRUST MONEY MARKET FUND 0.40%, 0.19%, and 0.59%. Except for changes in the expense structure for MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND and CHICAGO TRUST ASSET ALLOCATION FUND which are discussed in footnotes (3) and (4) below, the ratios shown above reflect the expenses incurred by each existing Fund during the fiscal year ended October 31, 1996. Please refer to the data contained in "FINANCIAL HIGHLIGHTS" for additional information.

(2)MONTAG & CALDWELL GROWTH FUND offers two classes of shares that invest in the same portfolio of securities. Shareowners of Class N are subject to a 12b-1 Distribution Plan and Class I is not; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to the Class N shares. See "GENERAL INFORMATION".

(3)The table shows the fees for MONTAG & CALDWELL GROWTH FUND Class N shares restated for the fiscal year ended October 31, 1996. The Advisor waived a portion of its advisory fee equivalent to .04% during the year from November 1, 1995 to February 29, 1996 so that the net expense ratio for the year was 1.28%.

(4)As of February 28, 1997, the net expense ratio for both CHICAGO TRUST GROWTH & INCOME FUND and CHICAGO TRUST ASSET ALLOCATION FUND will increase from 1.00% to 1.10% as a result of the Advisor's decision to reduce the amount of advisory fees waived by .10% for each of the these Funds.

  Long-term shareowners may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE:
-------
  Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                         ------ ------- ------- --------
MONTAG & CALDWELL GROWTH FUND         $13     $41     $70     $155
CHICAGO TRUST GROWTH & INCOME FUND    $11     $35     $61     $134
CHICAGO TRUST TALON FUND              $13     $41     $71     $156
CHICAGO TRUST ASSET ALLOCATION FUND   $11     $35     $61     $134
MONTAG & CALDWELL BALANCED FUND       $13     $40     $69     $151
CHICAGO TRUST BOND FUND               $ 8     $26     $44     $ 99
CHICAGO TRUST MUNICIPAL BOND FUND     $ 9     $29     $50     $111
CHICAGO TRUST MONEY MARKET FUND       $ 5     $16     $28     $ 63

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareowner will bear directly or indirectly. While the example assumes a 5% annual return, the Funds' actual performance will vary and may result in actual returns greater or less than 5%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                         MONTAG & CALDWELL GROWTH FUND
                       CHICAGO TRUST GROWTH & INCOME FUND
                            CHICAGO TRUST TALON FUND
                      CHICAGO TRUST ASSET ALLOCATION FUND
                        MONTAG & CALDWELL BALANCED FUND
                            CHICAGO TRUST BOND FUND
                       CHICAGO TRUST MUNICIPAL BOND FUND
                        CHICAGO TRUST MONEY MARKET FUND

  The following Financial Highlights are part of the financial statements for the Funds listed above. The audited periods presented are from each of these Fund's respective commencement of operations to October 31, 1996, the end of the Company's most recent fiscal year.

  These Financial Highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated in their report thereon appearing in the Company's related Statement of Additional Information.

  The following tables set forth financial data for a share of beneficial interest outstanding throughout each period presented. These should therefore be read in conjunction with the financial statements and related notes also included as Appendix "A" in the Statement of Additional Information.

                         MONTAG & CALDWELL                 CHICAGO TRUST
                            GROWTH FUND                GROWTH & INCOME FUND
                         -------------------       -----------------------------------
                           YEAR     PERIOD           YEAR      YEAR           PERIOD
                          ENDED      ENDED          ENDED     ENDED           ENDED
                         10/31/96  10/31/95*       10/31/96  10/31/95       10/31/94**
                         --------  ---------       --------  --------       ----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $  13.16  $  10.00        $  12.90  $  10.11        $  10.00
                         --------  --------        --------  --------        --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..     0.00      0.02            0.11      0.09            0.07
 Net realized and
  unrealized gain on
  investments...........     3.93      3.16            3.34      2.79            0.10
                         --------  --------        --------  --------        --------
   Total from investment
    operations..........     3.93      3.18            3.45      2.88            0.17
                         --------  --------        --------  --------        --------
 LESS DISTRIBUTIONS:
 From and in excess of
  net investment in-
  come..................    (0.01)    (0.02)          (0.11)    (0.09)          (0.06)
 From net realized gain
  on investments........        0         0           (0.07)        0               0
                         --------  --------        --------  --------        --------
   Total distributions..    (0.01)    (0.02)          (0.18)    (0.09)          (0.06)
                         --------  --------        --------  --------        --------
NET ASSET VALUE, END OF
 PERIOD................. $  17.08  $  13.16        $  16.17  $  12.90        $  10.11
                         ========  ========        ========  ========        ========
TOTAL RETURN............    29.91%    31.87%(/2/)     26.98%    28.66%           1.73%(/2/)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net assets, end of pe-
  riod (in 000's)....... $166,243  $ 40,355        $205,133  $172,296        $ 12,282
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............     1.32%     1.87%(/1/)      1.15%     1.50%           2.21%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     1.28%     1.30%(/1/)      1.00%     1.09%(/3/)      1.20%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    -0.10%    -0.36%(/1/)      0.62%     0.33%          -0.15%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    -0.06%     0.20%(/1/)      0.77%     0.74%           0.86%(/1/)
 Portfolio turnover.....    26.36%    34.46%(/2/)     25.48%     9.00%          37.01%(/2/)
 Average commission
  rate paid............. $ 0.0639       n/r        $ 0.0571       n/r             n/r

--------

* MONTAG & CALDWELL GROWTH FUND Class N commenced investment operations on November 2, 1994.

** CHICAGO TRUST GROWTH & INCOME FUND commenced investment operations on
   December 13, 1993.
(/1/)Annualized.
(/2/)Not annualized.

(/3/)The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.

n/r Not Required

                                CHICAGO TRUST                   CHICAGO TRUST
                                 TALON FUND                 ASSET ALLOCATION FUND
                         -----------------------------      -----------------------
                           YEAR      YEAR     PERIOD          YEAR        PERIOD
                          ENDED     ENDED      ENDED          ENDED        ENDED
                         10/31/96  10/31/95  10/31/94*      10/31/96    10/31/95**
                         --------  --------  ---------      ----------  -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $  12.07  $  10.25   $ 10.00       $     8.43   $     8.34
                         --------  --------   -------       ----------   ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..     0.04      0.09      0.02             0.27         0.03
 Net realized and
  unrealized gain on
  investments...........     3.01      1.84      0.23             1.16         0.06
                         --------  --------   -------       ----------   ----------
   Total from investment
    operations..........     3.05      1.93      0.25             1.43         0.09
 LESS DISTRIBUTIONS:
 From net investment
  income................    (0.03)    (0.11)        0            (0.26)           0
 From net realized gain
  on investments........    (0.70)        0         0                0            0
                         --------  --------   -------       ----------   ----------
   Total distributions..    (0.73)    (0.11)        0            (0.26)           0
                         --------  --------   -------       ----------   ----------
NET ASSET VALUE, END OF
 PERIOD................. $  14.39  $  12.07   $ 10.25       $     9.60   $     8.43
                         ========  ========   =======       ==========   ==========
TOTAL RETURN............    26.51%    18.92%     2.50%(/2/)      17.21%        1.08%(/2/)
Ratios/Supplemental Da-
 ta:
 Net assets, end of
  period (in 000's)..... $ 17,418  $ 10,538   $ 4,355       $  156,703   $  152,820
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............     1.98%     3.04%     7.82%(/1/)       1.17%        1.19%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     1.30%     1.30%     1.30%(/1/)       1.00%        1.00%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    -0.38%    -0.97%    -4.13%(/1/)       2.79%        2.56%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     0.30%     0.77%     2.39%(/1/)       2.96%        2.73%(/1/)
 Portfolio turnover.....   126.83%   229.43%    33.66%(/2/)      34.29%        0.72%(/2/)
 Average commission
  rate paid............. $ 0.0612       n/r       n/r       $   0.0596          n/r

--------
  *CHICAGO TRUST TALON FUND commenced investment operations on September 19,
   1994.
  **CHICAGO TRUST ASSET ALLOCATION FUND commenced investment operations on September 21, 1995.
(/1/)Annualized.
(/2/)Not annualized.

n/r Not Required

                         MONTAG & CALDWELL               CHICAGO TRUST
                           BALANCED FUND                   BOND FUND
                         -------------------      ------------------------------
                           YEAR     PERIOD          YEAR      YEAR      PERIOD
                          ENDED      ENDED         ENDED     ENDED      ENDED
                         10/31/96  10/31/95*      10/31/96  10/31/95  10/31/94**
                         --------  ---------      --------  --------  ----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $ 12.12    $ 10.00       $  9.94   $  9.21    $ 10.00
                         -------    -------       -------   -------    -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..    0.27       0.26          0.60      0.60       0.50
 Net realized and
  unrealized gain
  (loss) on invest-
  ments.................    2.17       2.09         (0.05)     0.73      (0.82)
                         -------    -------       -------   -------    -------
   Total from investment
    operations..........    2.44       2.35          0.55      1.33      (0.32)
                         -------    -------       -------   -------    -------
 LESS DISTRIBUTIONS:
 From net investment
  income................   (0.27)     (0.23)        (0.60)    (0.60)     (0.47)
                         -------    -------       -------   -------    -------
   Total distributions..   (0.27)     (0.23)        (0.60)    (0.60)     (0.47)
                         -------    -------       -------   -------    -------
NET ASSET VALUE, END OF
 PERIOD................. $ 14.29    $ 12.12       $  9.89   $  9.94    $  9.21
                         =======    =======       =======   =======    =======
TOTAL RETURN............   20.37%     23.75%(/2/)    5.76%    14.89%     -3.23%(/2/)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net assets, end of
  period (in 000's)..... $31,473    $21,908       $79,211   $70,490    $12,546
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    1.58%      2.50%(/1/)    1.10%     1.54%      2.02%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    1.25%      1.25%(/1/)    0.80%     0.80%      0.80%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    1.83%      1.38%(/1/)    5.89%     5.78%      4.83%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    2.16%      2.63%(/1/)    6.19%     6.52%      6.05%(/1/)
 Portfolio turnover.....   43.58%     27.33%(/2/)   41.75%    68.24%     20.73%(/2/)
 Average commission
  rate paid............. $0.0644        n/r           n/r       n/r        n/r

--------
   *MONTAG & CALDWELL BALANCED FUND commenced investment operations on November 2, 1994.
  ** CHICAGO TRUST BOND FUND commenced investment operations on December 13,
     1993.
(/1/)Annualized.
(/2/)Not annualized.

n/r Not Required

                                                      CHICAGO TRUST
                                                   MUNICIPAL BOND FUND
                                               -----------------------------
                                                 YEAR      YEAR     PERIOD
                                                ENDED     ENDED      ENDED
                                               10/31/96  10/31/95  10/31/94*
                                               --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......... $ 10.08   $  9.56    $ 10.00
                                               -------   -------    -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income........................    0.38      0.35       0.27
 Net realized and unrealized gain (loss) on
  investments.................................   (0.02)     0.52      (0.46)
                                               -------   -------    -------
   Total from investment operations...........    0.36      0.87      (0.19)
                                               -------   -------    -------
 LESS DISTRIBUTIONS:
 From net investment income...................   (0.38)    (0.35)     (0.25)
                                               -------   -------    -------
   Total distributions........................   (0.38)    (0.35)     (0.25)
                                               -------   -------    -------
NET ASSET VALUE, END OF PERIOD................ $ 10.06   $ 10.08    $  9.56
                                               =======   =======    =======
TOTAL RETURN..................................    3.59%     9.29%     -1.92%(/2/)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)......... $11,186   $11,679    $10,462
 Ratio of expenses to average net assets be-
  fore reimbursement of expenses by Advisor...    1.53%     2.16%      2.09%(/1/)
 Ratio of expenses to average net assets af-
  ter reimbursement of expenses by Advisor....    0.90%     0.90%      0.90%(/1/)
 Ratio of net investment income to average
  net assets before reimbursement of expenses
  by Advisor..................................    3.11%     2.37%      1.90%(/1/)
 Ratio of net investment income to average
  net assets after reimbursement of expenses
  by Advisor..................................    3.74%     3.63%      3.09%(/1/)
 Portfolio turnover...........................   27.47%    42.81%     14.85%(/2/)

--------
   *CHICAGO TRUST MUNICIPAL BOND FUND commenced investment operations on December 13, 1993.
(/1/)Annualized.

(/2/)Not annualized.

                                    CHICAGO TRUST
                                  MONEY MARKET FUND
                             ----------------------------------
                               YEAR      YEAR          PERIOD
                              ENDED     ENDED           ENDED
                             10/31/96  10/31/95       10/31/94*
                             --------  --------       ---------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $   1.00  $   1.00       $   1.00
                             --------  --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.....      0.05      0.05           0.03
                             --------  --------       --------
   Total from investment
    operations.............      0.05      0.05           0.03
                             --------  --------       --------
 LESS DISTRIBUTIONS:
 From net investment in-
  come.....................     (0.05)    (0.05)         (0.03)
                             --------  --------       --------
   Total distributions.....     (0.05)    (0.05)         (0.03)
                             --------  --------       --------
NET ASSET VALUE, END OF PE-
 RIOD......................  $   1.00  $   1.00       $   1.00
                             ========  ========       ========
TOTAL RETURN...............      5.14%     5.56%          3.20%(/2/)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in 000's)...............  $226,536  $206,075       $122,929
 Ratio of expenses to av-
  erage net assets before
  reimbursement of ex-
  penses by Advisor........      0.59%     0.63%          0.64%(/1/)
 Ratio of expenses to av-
  erage net assets after
  reimbursement of ex-
  penses by Advisor........      0.50%     0.43%(/3/)     0.40%(/1/)
 Ratio of net investment
  income to average net
  assets before
  reimbursement of
  expenses by Advisor......      4.93%     5.24%          3.49%(/1/)
 Ratio of net investment
  income to average net
  assets after reimburse-
  ment of expenses by Ad-
  visor....................      5.02%     5.44%          3.73%(/1/)

--------

  *CHICAGO TRUST MONEY MARKET FUND commenced investment operations on December 14, 1993.
(/1/)Annualized.
(/2/Not)annualized.

(/3/)The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 0.40% to 0.50% on July 12, 1995.

PERFORMANCE MEASURES
--------------------
  From time to time, the Funds may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS."

  Performance measures are based on historical earnings and are not intended to indicate future performance. Management's detailed discussion of the Company's performance data may be found in the most recent Annual Report to Shareowners, dated October 31, 1996, which is available upon request and without charge, by calling (800) 992-8151.

PORTFOLIO TURNOVER
------------------

  The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds except for Chicago Trust Talon Fund in which it is not expected to exceed 150%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------
  The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Fund. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Funds intend to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

  The Funds strive to attain their investment objectives, but there can, of course, be no assurance that they will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

MONTAG & CALDWELL GROWTH FUND:
-----------------------------
  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of convertible and non-convertible equity securities, convertible and non-convertible debt securities, and short-term instruments. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell selects equity securities that it believes are undervalued based upon the issuer's estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Issuers include, but are not limited to, established companies with a history of growth and companies that are expected to enter periods of earnings growth. Montag & Caldwell may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  While it is this Fund's policy to remain substantially invested in common stock or securities convertible into common stock, it may invest in non-convertible preferred stock and non-convertible debt securities. When Montag & Caldwell has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes. The Fund may invest up to 30% of its total assets in foreign securities in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), although it has no current intention of investing in unsponsored ADRs or EDRs. The Fund may also engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, mortgage- and other asset-backed securities, zero coupon bonds, and convertible debentures. The Fund will invest only in investment-grade debt securities which include those securities that are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB- " or better by Standard & Poor's Corporation ("S&P"), or if not rated, of comparable quality in the opinion of Montag & Caldwell. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better, the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better, and the dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

CHICAGO TRUST GROWTH & INCOME FUND:
----------------------------------
  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities which are designed to achieve growth and/or income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. The Fund may also invest a portion of its assets in debt securities that are not convertible into common stocks, which may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. corporations, and obligations of U.S. banks. The portion of the Fund's total assets invested in equity type securities or debt securities will vary according to the Investment Advisor's assessment of longer-term conditions in the economy and the risk/return potential of equity, debt, and money market securities. This Fund's investment strategy will emphasize companies that, in the opinion of the portfolio management team, offer prospects for capital growth and growth of earnings and dividends. The Fund expects to invest primarily in securities currently paying dividends although it may buy securities that are not paying dividends but offer prospects for growth of capital or future income. If, in the Investment Advisor's judgment, the risk adjusted total return potential for equity securities exceeds that available from debt securities or money market securities, investments in equity securities could exceed 75% of the Fund's portfolio.

  While it is this Fund's policy to remain substantially invested in common stocks, preferred stocks, or securities convertible into common stocks, it may invest all or part of its total assets in high-quality money market securities and repurchase agreements for temporary defensive purposes when the Investment Advisor has determined that adverse market and economic conditions so warrant. The Fund may invest up to 20% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered call options for investment purposes and may both purchase and sell options on stock indices for hedging purposes. The Fund may also enter into futures contracts and options on futures contracts. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated or "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. The Fund intends to limit its investment in debt securities rated lower than investment-grade to less than 10% of its assets. The Fund will not invest in securities rated lower than "B" by Moody's or "B" by S&P. Debt securities rated lower than investment-grade are commonly called "junk bonds" and are considered to have speculative characteristics. For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" rating by Moody's or "B" rating by S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

CHICAGO TRUST TALON FUND:
------------------------
  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with varying capitalization levels believed by Talon to have prospects for capital appreciation. These could include the equity securities of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index ("small-cap companies"). There are certain risks associated with investing in small-cap companies; first and foremost is their greater earnings and price volatility in comparison to large companies. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  While under normal circumstances, the Fund will invest at least 75% of its total assets in securities designed to achieve capital growth, the Fund may invest all or part of its assets in U.S. Government Securities, high-quality money market securities, and repurchase agreements for temporary defensive purposes when Talon has determined that adverse market and economic conditions so warrant. The Fund may invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered options for investment purposes and may purchase and sell options on stock indices for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. This Fund may invest up to 20% of its total assets in debt securities rated lower than "Baa3" by Moody's or "BBB- " by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "Ba" or "B" by Moody's or "BB" or "B" by S&P. For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" by Moody's or "B" by S&P, the Sub-Investment Advisor, under the general supervision of the Investment Advisor, shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's or Sub-Investment Advisor's opinion, involve excessive risk.

CHICAGO TRUST ASSET ALLOCATION FUND:
-----------------------------------

  CHICAGO TRUST ASSET ALLOCATION FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve its objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Allocation among asset classes will not be fixed, and portfolio strategies used will vary, according to the Investment Advisor's assessment of which asset class offers the greatest potential for maximizing capital appreciation from time to time. Although it is not the Fund's intent to trade for short-term profits, purchases and sales of securities will be made whenever the Investment Advisor deems it would contribute to the achievement of the Fund's objective. The Fund will be invested in securities representing a number of different industry classifications and does not intend to concentrate its investments in a particular industry.

  Capital appreciation is pursued through investment in equity securities generally. It is anticipated that between 40% and 70% of the Fund's total assets will be invested in equity securities, including preferred stocks, and between 30% and 60% of its total assets will be invested in fixed income securities.

  Issuers include, but are not limited to, established companies with a history of growth and expected future growth. These could include the equity securities of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index ("small-cap companies"). There are certain risks associated with investing in small-cap companies; primarily their greater earnings and price volatility in comparison to large companies. The Fund may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  The Fund generally invests in a combination of fixed income securities, including U.S. Government securities, debt securities, and convertible securities. Securities may have equity conversion privileges or other equity features, including attached warrants or rights. The Fund may invest in mortgage-backed securities and asset-backed securities. Asset-backed securities include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The purpose of investing in such fixed income securities is to produce a stable flow of income to offset the volatility normally associated with equity investments. The dollar weighted average maturity will range between three and ten years under normal circumstances.

  When, in the opinion of the Fund's Investment Advisor, a defensive investment posture is warranted, the Fund is permitted to invest temporarily and without limitations in U.S. Government obligations, high-quality money market securities, and repurchase agreements. The Fund may invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered call options for investment purposes, may purchase and sell options on stock indices and engage in futures and options transactions for hedging purposes, may purchase portfolio securities on a when-issued basis, may purchase or sell portfolio securities for delayed delivery, and may invest in interest rate swaps for hedging purposes, which could subject the Fund to increased risks. Such investments are generally considered to be derivative securities. The Fund may also lend its portfolio securities. See "Derivative Investments" and "General Risk Factors" under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS". These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. The Fund may invest up to 20% of its total assets in debt securities rated lower than "Baa3" by Moody's or "BBB- " by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. See "High-Yield/High-Risk Securities" and "General Risk Factors" under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS". The Fund will not invest in securities rated lower than "Ba" or "B" by Moody's or "BB" or "B" by S&P. For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" by Moody's or "B" by S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

MONTAG & CALDWELL BALANCED FUND:
-------------------------------
  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity and debt securities, and short-term instruments. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets. The Fund will have a strategic target allocation of equity positions between 50% and 70% of total assets, but for temporary defensive purposes the Fund may reduce the actual equity commitment to 25% of total assets or less. From time to time, Montag & Caldwell will determine the expected total return to the Fund on its equity securities over a period of twelve to eighteen months as compared with the Fund's expected return during that period from fixed income investments and money market securities. If the expected total return from equities appears to be more attractive, the percentage invested in equity securities will be increased. If the expected total return from fixed income securities appears to be more attractive, the equity portion will be reduced.

  In seeking capital appreciation, the Fund may invest in common stocks and securities convertible into common stocks of established companies by selecting securities that are believed to be undervalued based upon their estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Income produced from the equity portion of the Fund will be of secondary importance. The equity portion of this Fund will consist of the same type of securities that will normally form the portfolio of the MONTAG & CALDWELL GROWTH FUND.

  In seeking income, at least 25% of the Fund's total assets will be invested at all times in fixed income senior securities. The fixed income portion of the portfolio will be comprised of U.S. Government issuers, investment-grade debt securities, and preferred stock. The Fund may invest in mortgage-backed securities, asset-backed securities which include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The purpose of the fixed income securities will be to produce a stable flow of income to offset the volatility normally associated with equity investment. The dollar weighted average maturity will range between three and ten years under normal circumstances.

  When, in the opinion of Montag & Caldwell, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitations in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund may also invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. In addition, the Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to lend its portfolio securities, and to engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, mortgage- and other asset-backed securities, zero coupon bonds, and convertible debentures. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better and the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better. The dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

CHICAGO TRUST BOND FUND:
-----------------------
  CHICAGO TRUST BOND FUND seeks high current income consistent with what the Investment Advisor believes to be prudent risk of capital. The Fund will primarily invest in a broad range of intermediate-term bonds and other fixed income securities. The Fund's dollar weighted average maturity will range between three and ten years under normal market conditions.

  This Fund will invest primarily in fixed income securities that are, at the time of purchase, of investment- grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P. These fixed income securities may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. corporations, and obligations of U.S. banks. Under normal market conditions, at least 65% of the Fund's total assets will be invested in fixed income securities including intermediate investment-grade bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, and convertible debentures. Other asset-backed securities include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The Fund may also invest in longer-term bonds as well as short-term notes, bills, commercial paper, and certificates of deposit. The Fund's portfolio may include, but is not limited to: asset-backed securities; bank obligations; collateralized bonds; loan and mortgage obligations; commercial paper; corporate debt securities; foreign securities; private placements; repurchase agreements; savings and loan obligations; and U.S. Government and agency obligations.

  When, in the opinion of the Investment Advisor, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitation in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to engage in options transactions, futures contracts and related options for hedging purposes, and to invest in interest rate swaps, which could subject the Fund to increased risks. Such investments are generally considered to be derivative securities. The Fund may also lend its portfolio securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund may invest up to 20% of its total assets in fixed income securities which are rated lower than "Baa3" by Moody's or "BBB-" by S&P or, if unrated, will be determined to be of comparable quality by the Investment Advisor. These instruments are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "B" by Moody's or "B" by S&P. In the event a rated security held by the Fund is downgraded below "B" by Moody's or "B" by S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners. See the Appendix for a description of Corporate Debt Ratings. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

  As of October 31, 1996, the composition of the portfolio by rating category was as follows:

                                                                     PERCENTAGE
                                                                      OF TOTAL
      RATINGS                                                        INVESTMENTS
      -------                                                        -----------
      U.S. Government Obligations...................................      17%
      U.S. Government Agency Obligations............................      35%
      Government Trust Certificates.................................       1%
      Aaa...........................................................       2%
      A.............................................................      11%
      Baa...........................................................      14%
      Ba............................................................      11%
      B.............................................................       3%
      Repurchase Agreement..........................................       6%
                                                                         ---
                                                                         100%
                                                                         ===

CHICAGO TRUST MUNICIPAL BOND FUND:
---------------------------------
  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from Federal income taxes. It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of its total assets will be invested in municipal securities. The Fund is expected to maintain a dollar weighted average maturity of between three and ten years under normal market conditions.

  This Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts and options on futures contracts, as more fully described in the next section of this Prospectus. Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain. The Fund may also purchase floating and variable-rate municipal obligations, purchase municipal securities on a "when-issued" or "forward delivery" basis, enter into stand-by commitments and engage in short-term trading. Such investments are generally considered to be derivative securities. The Fund will invest at least 65% of its total assets in bonds which consist of obligations with a maturity of greater than one year.

  While this Fund does not intend to realize taxable investment income, the Fund has the authority to invest as much as 20% of its total assets on a temporary basis in the following taxable securities: notes issued by or on behalf of incorporated issuers; obligations of the U.S. Government and its agencies or instrumentalities; commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements for such securities. The Fund reserves the right to invest a greater portion of its assets in high-quality money market securities for temporary defensive purposes. The Fund may also invest up to 20% of its total assets in tax-exempt industrial development bonds and 5% of its total assets in municipal leases and participation therein. See descriptions below.

  This Fund may invest up to 20% of its assets in "AMT" bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986 whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular Federal income tax, it is a tax preference item for purposes of the "alternative minimum tax". The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

  This Fund may invest up to 20% of its total assets in municipal securities rated lower than "Baa3" by Moody's or "BBB-" by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "Ba" or "B" by Moody's or "BB" or "B" by S&P. For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a security held by the Fund is downgraded below a "B" by Moody's or "B" by S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

MUNICIPAL SECURITIES CONSIDERATIONS
-----------------------------------
  Municipal securities include municipal bonds, short-term municipal notes, and tax-exempt commercial paper. Municipal bonds are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities.

  Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable-rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank.

  A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. Short-term municipal notes and tax-exempt commercial paper include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term loans.

  Yields on municipal securities depend on a variety of factors, including the general money market conditions, the conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, the financial condition of the issuer and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. The issuer of a municipal obligation may make such payments from money raised through a variety of sources, including the issuer's general taxing power, a specific type of tax or a particular facility or project.

CHICAGO TRUST MONEY MARKET FUND:
-------------------------------
  CHICAGO TRUST MONEY MARKET FUND seeks to provide for its shareowners as high a level of current income as is consistent with the principles of preservation of capital and maintenance of liquidity. The Fund will seek to achieve such objective by investing in a diversified portfolio of money market instruments. It is the policy of the Fund to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, although there can be no assurance that it will do so. The dollar weighted average maturity of the portfolio can be no greater than 90 days. The Fund's shares are neither insured nor guaranteed by the U.S. Government.

  In order to attain its investment goal, the Fund will limit its investments to securities maturing in 397 days or less, such as, but not limited to: certificates of deposit of banks and Federal savings banks; bankers' acceptances; Corporate commercial paper; U.S. Government and agency securities; and repurchase agreements with respect to the above instruments. The Fund may not invest more than 5% of its total assets in the securities of a single issuer, except U.S. Government securities.

  To be included in the Fund's portfolio of investments, each security must be denominated in United States dollars, be of minimal credit risk, and be high-quality. The Fund's investments are limited to those which, in accordance with standards established by the Trustees, are believed to present minimal credit risk. Therefore, the Fund will not purchase a security (other than U.S. Government securities) unless the security is: (1) rated with the highest ratings assigned to short-term debt securities by at least two nationally recognized statistical rating agencies (or, if not rated or rated by only one agency, is determined to be of comparable quality by the Investment Advisor); or (2) is rated by at least two such agencies within their two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality by the Investment Advisor) and not more than 5% of the assets of the Fund would be invested in such securities. Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees.

  Because of the high-quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of non-money market fixed income funds that invest in lower rated securities and securities of longer maturities. The yield on money market instruments is very sensitive to short-term lending conditions. In addition, there is an element of risk in money market instruments since an issuer may become insolvent and default in meeting interest and principal payments.

  Please refer to the policies and risk disclosures, as well as the other specified practices with respect to all the Funds below in "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS
                 ---------------------------------------------
IN GENERAL
----------
  Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds' investment objectives will be attained. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

GOVERNMENT OBLIGATIONS
----------------------
  ALL FUNDS may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

  Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the Funds.

MONEY MARKET SECURITIES
-----------------------
  ALL FUNDS may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by CHICAGO TRUST MONEY MARKET FUND in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

  Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

  Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Advisor believes that the credit risk with respect to the investment is minimal.

  Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

BORROWING
---------

  ALL FUNDS may not borrow money or issue senior securities, except as described in this paragraph. Each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Funds may not mortgage, pledge, or hypothecate any assets, except that each Fund may mortgage, pledge, or hypothecate its assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. No Fund will borrow money in excess of 25% of the value of its total assets. The Funds have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

ILLIQUID SECURITIES
-------------------
  ALL FUNDS may invest up to 15% (10% in the case of CHICAGO TRUST MONEY MARKET
FUND) of their respective net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

REPURCHASE AGREEMENTS
---------------------
  ALL FUNDS may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940 Act, to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

  ALL FUNDS may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price. Reverse repurchase agreements are considered to be borrowings by the Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing".

RULE 144A SECURITIES
--------------------

  ALL FUNDS may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisor or Sub-Investment Advisor, under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING
------------------
  ALL FUNDS may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements. Loans of portfolio securities by each Fund will be collateralized by cash held in non-interest bearing demand accounts, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which will be maintained at all times in an amount equal to the current market value of the loaned securities. No Fund may make such loans in excess of 25% of the value of its total assets. The major risk to which the Funds would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review by the Investment Advisor, subject to overall supervision by the Board of Trustees, including a review of the creditworthiness of the borrowing broker-dealer or other institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Investment Advisor.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------
  ALL FUNDS may invest in securities issued by other investment companies which invest in securities in which the particular Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include limits to its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or Funds as a whole. The Funds are subject to additional limitations in these purchases as described under "INVESTMENT RESTRICTIONS" in the Statement of Additional Information. As a shareowner of another investment company, each Fund would bear, along with other shareowners, its pro rata portion of the such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

SHORT-TERM TRADING
------------------

  All Funds may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

HIGH-YIELD/HIGH-RISK SECURITIES
-------------------------------

  All Funds except MONTAG & CALDWELL GROWTH FUND, MONTAG & CALDWELL BALANCED FUND and CHICAGO TRUST MONEY MARKET FUND may invest in securities with high yields and high risks. Fixed income securities which are rated below "Baa3" by Moody's or "BBB-" by S&P, frequently referred to as "junk bonds", are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. Such securities are subject to a substantial degree of credit risk. CHICAGO TRUST GROWTH & INCOME FUND may invest up to 10% of its assets in such securities. CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, CHICAGO TRUST BOND FUND, and CHICAGO TRUST MUNICIPAL BOND FUND may each invest up to 20% of their respective assets in such securities.

  Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share. There can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

  Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

ASSET-BACKED SECURITIES
-----------------------

  All Funds except MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST TALON FUND and CHICAGO TRUST MONEY MARKET FUND may invest in asset-backed securities which represent interests in, or are secured by and payable from, pools of government, government-related and private organizations of assets, such as consumer loans, credit card receivable securities and installment loan contracts. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Please see "General

Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

MORTGAGE-BACKED SECURITIES
--------------------------
  All Funds except MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST TALON FUND and CHICAGO TRUST MONEY MARKET FUND may invest in mortgage-backed securities which represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations. These securities may be U.S. Government mortgage-backed securities, which are issued or guaranteed by a U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as GNMA, FNMA, and Federal Home Loan Mortgage Corporation certificates. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

STRIPPED MORTGAGE SECURITIES
----------------------------
  All Funds except MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST TALON FUND and CHICAGO TRUST MONEY MARKET FUND may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds will only invest in government-backed mortgage securities. The Investment Advisor will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities which are backed by other than fixed rate mortgages may be deemed to be illiquid. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

FOREIGN SECURITIES
------------------
  All Funds except CHICAGO TRUST BOND FUND, CHICAGO TRUST MUNICIPAL BOND FUND and CHICAGO TRUST MONEY MARKET FUND may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

  For many foreign securities, U.S. dollar-denominated American Depository Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The above Funds may also invest in European Depository Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

DERIVATIVE INVESTMENTS
----------------------
  The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

  Each Fund permitted the use of derivatives may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

  Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Advisor will generally not exceed 20% of total assets for any Fund which is permitted the use of such instruments; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which certain Funds are permitted to invest which are considered by the Investment Advisor to be derivative in nature.

1. OPTIONS:

  All Funds, except CHICAGO TRUST MONEY MARKET FUND may engage in options, including those described below.

  A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. A Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Advisor or Sub-Investment Advisor is incorrect with respect to interest rates, security prices or the movement of indices.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

  A Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission ("SEC") that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

2. FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES, AND DELAYED-DELIVERY
TRANSACTIONS:

  All Funds except CHICAGO TRUST MONEY MARKET FUND may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Advisor or Sub-Investment Advisor deems it appropriate to do so. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

3. FUTURES CONTRACTS AND RELATED OPTIONS:

  All Funds, except CHICAGO TRUST MONEY MARKET FUND may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

  Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain.

  A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will create a segregated account cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

4. INTEREST RATE SWAPS:

  Only CHICAGO TRUST ASSET ALLOCATION FUND, CHICAGO TRUST BOND FUND, and CHICAGO TRUST MUNICIPAL BOND FUND, in order to help enhance the value of their respective portfolios, or manage exposure to different types of investments, may enter into interest rate, currency, and mortgage swap agreements and may purchase and sell interest rate "caps", "floors", and "collars".

  In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount in return for payments equal to a fixed interest rate on the same amount for a specified period. Swaps involve the exchange between a Fund and another party of their respective rights to receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed-rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect a Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. A Fund will enter into interest rate swaps only on a net basis (i.e. the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Company's custodian bank.

  Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

GENERAL RISK FACTORS
--------------------
1. OPTIONS, FUTURES, AND FORWARD CONTRACTS:

  All Funds, except CHICAGO TRUST MONEY MARKET FUND may engage in such investment practices. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by a Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment Advisor's or the Sub-Investment Advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

2. FIXED INCOME INVESTING:

  All Funds, except CHICAGO TRUST MONEY MARKET FUND may engage in fixed income investment practices. There are two principal types of risks associated with investing in debt securities: (1) market (or interest rate) risk and (2) credit risk.

  Market risk relates to the change in market value caused by fluctuations in prevailing rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates.

  In an effort to obtain maximum income consistent with its investment objective, each of the above Funds may, at times, change the average maturity of its investment portfolio, consistent with a three- to ten-year weighted average maturity range, by investing a larger portion of its assets in relatively longer-term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter- and intermediate- term maturities when a rise in interest rates is indicated.

  Credit risk refers to the possibility that a bond issuer will fail to make timely payments of interest or principal. The ability of an issuer to make such payments could be affected by general economic conditions, litigation, legislation or other events including the bankruptcy of the issuer. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUNDS
                            -----------------------
THE BOARD OF TRUSTEES
---------------------
  Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the Trustees.

THE CHICAGO TRUST COMPANY



  The Chicago Trust Company ("Chicago Trust") provides investment advisory services to CHICAGO TRUST GROWTH & INCOME FUND; CHICAGO TRUST ASSET ALLOCATION FUND; CHICAGO TRUST BOND FUND; CHICAGO TRUST MUNICIPAL BOND FUND; CHICAGO TRUST MONEY MARKET FUND; AND CHICAGO TRUST TALON FUND, with Talon Asset Management, Inc. serving as Sub-Advisor for that Fund. Pursuant to Investment Advisory Agreements with the Company, Chicago Trust provides an investment program for certain of the Funds in accordance with their respective investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of each Fund's business.

  Chicago Trust managed approximately 6.0 billion in assets at December 31, 1996, consisting primarily of pension and profit sharing accounts, high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of Alleghany Corporation. Alleghany Corporation, located at Park Avenue Plaza, New York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

  For providing investment advisory services, the Funds have agreed to pay Chicago Trust a monthly fee at the following annual rates, exclusive of voluntary fee waivers, based on their respective average daily net assets:
CHICAGO TRUST GROWTH & INCOME FUND'S fee is 0.70%; CHICAGO TRUST TALON FUND'S fee is 0.80%, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives; CHICAGO TRUST ASSET ALLOCATION FUND'S fee is 0.70%; CHICAGO TRUST BOND FUND'S fee is 0.55%; CHICAGO TRUST MUNICIPAL BOND FUND'S fee is 0.60%; and CHICAGO TRUST MONEY MARKET FUND'S fee is 0.40%.

  Chicago Trust has voluntarily undertaken to reduce its advisory fee and to reimburse CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, CHICAGO TRUST BOND FUND, CHICAGO TRUST MUNICIPAL BOND FUND, and CHICAGO TRUST MONEY MARKET FUND for operating expenses in excess of 1.10%, 1.30%, 1.10%, 0.80%, 0.90%, and 0.50%, respectively. Such fee reimbursements may be terminated or reduced at the discretion of Chicago Trust. Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items. Chicago Trust has also agreed to waive that portion of its advisory fee equal to the total expenses of a Fund for any fiscal year which exceeds the permissible limits applicable to a Fund in any state in which its shares are then qualified for sale. The Trust believes that currently there are no such limits.

MONTAG & CALDWELL, INC.
-----------------------

  The Investment Advisor for MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND is Montag & Caldwell, Inc. ("Montag & Caldwell"), a registered investment advisor located at 1100 Atlanta Financial Center, 3343 Peachtree Road, Atlanta, Georgia 30326-1450. As of December 31, 1996 , Montag & Caldwell managed over $8.5 billion in assets, primarily for employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. Montag & Caldwell was founded in 1945 and is an indirect, wholly-owned subsidiary of Alleghany Corporation.

  Pursuant to Investment Advisory Agreements with the Company, Montag & Caldwell provides an investment program for each of these Funds in accordance with their respective investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of each Fund's business.

  For providing investment advisory services, each Fund managed by Montag & Caldwell has agreed to pay a monthly fee at the following annual rates based on each Fund's average daily net assets. MONTAG & CALDWELL GROWTH FUND'S fee is 0.80%, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives. MONTAG & CALDWELL BALANCED FUND'S fee is 0.75%, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives.

  Montag & Caldwell has voluntarily undertaken to reimburse MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND for operating expenses (as defined previously) in excess of 1.30%, and 1.25%, respectively. Such fee reimbursements and waivers may be terminated at the discretion of Montag & Caldwell. Montag & Caldwell has also agreed to waive that portion of its advisory fee equal to the total expenses of a Fund for any fiscal year which exceeds the permissible limits applicable to a Fund in any state in which its shares are then qualified for sale. The Trust believes that currently there are no such limits.

TALON ASSET MANAGEMENT, INC.
----------------------------

  Talon Asset Management, Inc., One North Franklin, Chicago, Illinois 60606, the Sub-Investment Advisor for CHICAGO TRUST TALON FUND only, is a registered investment advisor, established in 1984. As of December 31, 1996, Talon managed over $356 million in assets, primarily for high net worth individuals, trusts, charitable foundations, employee benefit plans and family partnerships. Talon is controlled by Terry D. Diamond, its Chairman and Chief Executive Officer, who is also the Chairman of Talon Securities, Inc., a registered broker-dealer and an affiliate of Talon Asset Management, Inc. Talon Securities is paid brokerage commissions for transactions it executes for CHICAGO TRUST TALON FUND. Talon has been retained by Chicago Trust pursuant to a Sub-Investment Advisory Agreement to provide an investment program for CHICAGO TRUST TALON FUND, subject to supervision of Chicago Trust, in accordance with the objective and policies of the Fund. For months in which the Fund's average daily net assets exceed $18 million, the Investment Advisor will pay the Sub-Advisor a fee equal to 68.75% of the management fee that the Investment Advisor receives from the Fund, net of any expense reimbursement. For months in which the Fund's average daily net assets are $18 million or less, the Sub-Advisor will receive no fee.

EXPERIENCE OF SUB-INVESTMENT ADVISOR
------------------------------------
  With regard to CHICAGO TRUST TALON FUND, prior to the commencement of operations of this Fund on September 19, 1994, Talon Asset Management's investment management history did not include experience with respect to advising investment companies.

                          PORTFOLIO MANAGEMENT METHODS
                          ----------------------------
INVESTMENT MANAGEMENT TEAMS
---------------------------

  Investment decisions for the Funds are made by investment management teams at the respective Advisors (or Sub-Advisor for CHICAGO TRUST TALON FUND). The teams are headed by the following portfolio managers: Jerold L. Stodden for CHICAGO TRUST GROWTH & INCOME FUND, Bernard Myszkowski for CHICAGO TRUST ASSET ALLOCATION FUND, Thomas J. Marthaler for CHICAGO TRUST BOND FUND, Lois A. Pasquale for CHICAGO TRUST MUNICIPAL BOND FUND, Fred H. Senft, Jr. for CHICAGO TRUST MONEY MARKET FUND, Ronald E. Canakaris for MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND, and Terry D. Diamond for CHICAGO TRUST TALON FUND.

THE CHICAGO TRUST COMPANY
-------------------------
  Chicago Trust manages debt securities around a benchmark maturity reference point. Emphasis is placed upon diversification, issuer credit analysis, sector rotation, and security selection. A portfolio's average maturity is normally kept within +/-25% of the benchmark. Market timing is not employed, but maturities are gradually adjusted within the prescribed limits based upon the longer-term outlook for bond returns. Research concentrates on sector analysis, credit quality research, and careful security selection. Credit research is performed internally to identify improving or deteriorating credit situations using sources such as Moody's, S&P, and Duff & Phelps. Credit spreads among various quality, maturity, and group characteristics are monitored to determine pricing inefficiencies. Purchase and sale activity is driven by the results of sector analysis, credit research and, interest rate outlook.

  The equity performance objective is to produce returns above the S&P 500 Index over the long-term. Stock selection is the critical component of the equity philosophy. Chicago Trust purchases stocks in companies believed to have superior financial strength and proven growth characteristics. The equity style concentrates on quality and growth. Risk is monitored through key valuation techniques. A strict sell discipline is employed, although the focus is on the long-term.

  The investment decision-making process begins with a series of fundamental "screens", where the Investment Advisor identifies approximately 300 companies which in certain respects exceed the average characteristics over the past five years of the companies included in the S&P 500 Index. These characteristics include: (i) sales and operating earnings greater than the S&P 500; (ii) more stable earnings growth rates;

(iii) lower debt levels than the S&P 500; (iv) higher return on equity; (v) market capitalization over $400 million; and (vi) a lower price to earnings ratio. Chicago Trust selects securities believed to have superior relative strength and technical patterns.

  A key component of the equity process is the sell discipline. Chicago Trust looks for sale candidates when one or more of the following criteria exist: (i) deteriorating company fundamentals; (ii) the stock no longer meets our purchase criteria; (iii) the stock's relative strength drops below a critical threshold; and (iv) technically, the stock appears vulnerable to further decline.

MONTAG & CALDWELL, INC.
----------------------
  The Montag & Caldwell equity performance objective is to produce solid returns over the long-term. Equity portfolios are managed with a fundamental selection process in which valuation of the long-term earning power of the company is interrelated with expected rate of growth in short-term reported earnings for that company. Among the factors important in the valuation process are: the estimated per share earning power of the company's assets; return on equity; long-term estimated reported earnings growth rate; financial strength; capital structure; competitive position; and quality of management. Securities are selected based upon extensive research and seasoned judgement of experienced professionals. Industry group weightings and asset allocation are incorporated in the selection process.

  Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, Inc. since 1984, manages the investment program of MONTAG & CALDWELL GROWTH FUND. He is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Canakaris, a Chartered Financial Analyst, has been a portfolio manager and the Director of Research at Montag & Caldwell since 1973. He has been the portfolio manager and primarily responsible for making the investment decisions of the ENTERPRISE GROWTH FUND since 1980. The ENTERPRISE GROWTH FUND had net assets of $201.2 million as of December 31, 1996. Average annual returns for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 1996 compared with the performance of the Standard & Poor's 500 Composite Stock Price Index were:

                         MONTAG & CALDWELL                    ENTERPRISE GROWTH
                            GROWTH FUND    ENTERPRISE GROWTH        FUND-          S&P 500
                            CLASS I (1)      FUND (1), (3)   NET OF LOAD (2), (3) INDEX (4)
                         ----------------- ----------------- -------------------- ---------
Since 11/2/94*..........       31.23%            31.32%             28.41%          26.67%
One Year................       32.72             32.60              26.30           22.95
Three Years.............         --              22.49              20.53           19.66
Five Years..............         --              16.69              15.56           15.20
Ten Years...............         --              16.54              15.97           15.28

--------

* Montag & Caldwell GROWTH FUND commenced investment operations on November 2, 1994.

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) Average annual total return reflects changes in the share prices and reinvestment of dividends and distributions and is net of fund expenses and the front-end sales load of 4.75%. This column reflects load-adjusted returns, which are net of this front-end load.

(3) The expense ratio of ENTERPRISE GROWTH FUND has been capped at 1.60% from January 1, 1990 through December 31, 1996. From September 15, 1987 to December 31, 1989, the expense ratio was capped at 2.50%; from January 1, 1987 through September 15, 1987, the expense ratio was capped at 1.50%. For each of the years 1987 through 1993, a portion of the ENTERPRISE GROWTH FUND'S expenses were reimbursed. The expense ratio of the MONTAG & CALDWELL GROWTH FUND has been capped at 1.30% from inception on November 2, 1994 through December 31, 1996.

(4) The Standard & Poor's 500 Composite Price Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

  The investment objectives, policies and strategies of the Enterprise Growth Fund are substantially similar in all material aspects to the MONTAG & CALDWELL GROWTH FUND. Historical performance is not indicative of future performance. The ENTERPRISE GROWTH FUND is a separate fund and its historical performance is not indicative of the past or future performance of the MONTAG & CALDWELL GROWTH FUND. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

TALON ASSET MANAGEMENT, INC.
----------------------------
  Evaluating the business prospects of individual companies is the core of Talon's analytical approach. The value of stocks will be measured by: earnings potential; cash flow; dividend growth; book value; and other financial criteria. Talon prefers dynamics of growth, but a reluctance to pay excessive premiums for growth is implicit in its management style. The preference is always for a better business rather than mediocrity at an apparent attractive valuation. Preferred stocks and debt securities may be used to decrease volatility and capital risk of the portfolio.

                          ADMINISTRATION OF THE FUNDS
                          ---------------------------
THE UNDERWRITER
---------------

  FPS Broker Services, Inc. ("FPSB" or the Underwriter), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, is the Underwriter to facilitate the registration of shares of each of the Funds under state securities laws and to assist in the sale of shares.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR
----------------------------------------
  Chicago Trust acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided as Administrator, Chicago Trust receives a fee at the annual rate of: 0.09% of the first $200 million of average daily net assets of the Company; 0.05% of the next $300 million of such average daily net assets; and 0.03% on assets in excess of $500 million.

  Pursuant to a Sub-Administration Agreement, FPS Services, Inc. ("FPS" or the Sub-administrator), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, acts as Sub-Administrator and receives a fee equal to, the annual rate paid to Chicago Trust as Administrator. The Sub Administrator also retains a portion of the Funds custody fees.

  The services provided to the Funds under these Agreements include: the coordination and monitoring of any third parties furnishing services to the Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

THE TRANSFER AGENT AND FUND ACCOUNTING/PRICING AGENT
----------------------------------------------------
  FPS also performs the following duties in its capacity as Transfer Agent to each Fund: maintains the records of each shareowner's account; answers shareowner inquiries concerning accounts; processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions. Shareowner inquiries should be addressed to the Transfer Agent at (800) 992-8151.

  FPS also performs certain accounting and pricing services for the Funds, including the daily calculation of the Funds' respective net asset values.

THE CUSTODIAN
-------------
  UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, is Custodian for the cash and securities of each Fund.

EXPENSES
--------

  Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular classthereof, will be allocated to each class thereof on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums; Trustee fees; expenses of maintaining the Company's legal existence; and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions; fees of the Fund's Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

  Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareowner approval of such plan or any amendment thereto), will be borne solely by shareowners of such class or classes. Other expense allocations which may differ among classes, or which are determined by the Trustees to be class-specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class; SEC registration fees and state "blue sky" fees incurred by a specific class; litigation or other legal expenses relating to a specific class; Trustee fees or expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.

  Notwithstanding the foregoing, the Investment Advisor or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES
                               ------------------

IN GENERAL
----------

  Shares of each Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form by the Transfer Agent. Shares of the Funds may be purchased through broker-dealers, banks and trust departments which may charge the investor a transaction fee or other fee for their services at time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

  The minimum initial investment for regular accounts (other than Individual Retirement Accounts ("IRAs") and Uniform Gift to Minor Accounts ("UGMAs")), is $2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic Investment Plan is $50. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. Each Fund also reserves the right to vary the initial and additional investment minimums, or to waive the minimum investment requirements for any investor.

  Purchase orders for shares of a Fund which are received by FPS in proper form, including money order, check or bank draft by the closing time of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) will be purchased at such Fund's net asset value determined that day, except that orders and payment for CHICAGO TRUST MONEY MARKET FUND must be received by 1:00 p.m. Eastern time. For CHICAGO TRUST MONEY MARKET FUND, your purchase will be processed at the net asset value calculated after your investment has been converted to federal funds. If you invest by check, or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Checks must be made payable to "CT&T FUNDS." If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Except for CHICAGO TRUST MONEY MARKET FUND, orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  MONTAG & CALDWELL GROWTH FUND offers two classes of shares. Only Class N shares may be purchased under this Prospectus.

  Each Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by a Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Company. Shares of a Fund may be purchased through broker-dealers, banks, and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Company.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL
-------------------------

  Shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "CT&T FUNDS", c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The Funds will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund.

INITIAL PURCHASES BY WIRE
-------------------------
  An investor desiring to purchase shares of any Fund by wire should call FPS first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to FPS, federal funds and registration instructions should be wired through the Federal Reserve System to:

                                 UMB BANK KC NA
                               ABA # 10-10-00695
                            FOR: FPS Services, Inc.
                               A/C 98-7037-071-9
                          FBO "(use exact name) Fund"
                      "SHAREOWNER NAME AND ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS
----------------------

  Once an account has been opened, subsequent purchases in the minimum amounts may be made by mail, bank wire, exchange or by telephone. When making additional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check must be made payable to "CT&T FUNDS" and mailed to the CT&T Funds, c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Trust reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Funds and FPS each reserve the right to reject any purchase order in whole or in part.

                               EXCHANGE OF SHARES
                               ------------------

IN GENERAL
----------
  Shares of any of the Funds within the Company may be exchanged for shares of the same class of any of the other Funds within the Company. The Company currently consists of the following Funds: MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, MONTAG & CALDWELL BALANCED FUND, CHICAGO TRUST BOND FUND, CHICAGO TRUST MUNICIPAL BOND FUND, and CHICAGO TRUST MONEY MARKET FUND.

  The exchange privilege is a convenient way to respond to changes in your investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares for any Fund through an exchange transaction is accepted at the net asset value next determined. You should keep in mind that for tax purposes, an exchange is treated as a redemption and a new purchase, each at net asset value of the appropriate Fund. The Funds and FPS reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareowners.

  Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. Requests for telephone exchanges must be received by FPS by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the NYSE is open for regular trading.

                              REDEMPTION OF SHARES
                              --------------------

IN GENERAL
----------

  Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

  Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

  The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by any of the Funds will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of any such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE". In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

MINIMUM BALANCES
----------------
  Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareowner) if at any time the total investment does not have a value of at least $50. The shareowner will be notified that the value of his or her account is less than the required minimum and will be allowed at least sixty days to bring the value of the account up to the minimum before the redemption is processed.

  Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL
-------------------
  Shareowners may submit a written request for redemption to: CT&T Funds, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number; (ii) state the fund name, (iii) state the number of shares to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered.

  To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $10,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

  A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 992-8151.

REDEMPTIONS BY TELEPHONE
------------------------
  Shareowners who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 992-8151.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

  The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by any of the Funds. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareowner to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

REDEMPTION BY CHECKS (CHICAGO TRUST MONEY MARKET FUND ONLY)
-----------------------------------------------------------

  If you are a shareowner of CHICAGO TRUST MONEY MARKET FUND and have elected the free checkwriting option on the account application form, you will receive checks that you may use to make payments to any person or business. There is no limit on the number of checks you may write, but each check must be for at least $500. You will continue to earn dividends on shares redeemed until the checks are presented to FPS for payment. An account cannot be closed using the checkwriting privilege. There is currently no charge to shareowners for checkwriting, but the Funds reserve the right to impose a charge in the future. There is a $30 charge for bounced checks. The checkwriting privilege may be suspended or terminated at any time upon notice to investors.

                                ACCOUNT OPTIONS
                                ---------------
IN GENERAL
----------
  The following special services are available to shareowners. There are no charges for the programs noted below and an investor may change or stop these plans at any time by written notice to the Funds.

AUTOMATIC INVESTMENT PLAN
-------------------------
  This service allows you to make regular investments once your account is established. You simply authorize the automatic withdrawal of funds from your bank account into the Fund of your choice. The minimum initial and subsequent investment pursuant to this plan is $50 per month. Your initial account must be established prior to participating in this plan. Please complete the appropriate section on the new account application enclosed with this Prospectus.

SYSTEMATIC WITHDRAWAL PROGRAM
-----------------------------
  The Funds offer a Systematic Withdrawal Program as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $50,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual, or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter.

INDIVIDUAL RETIREMENT ACCOUNTS
------------------------------

  An IRA is a tax-deferred retirement savings account that may be used by an individual under age 70 1/2 who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified distribution from his or her employer's retirement plan. Because income generated from an IRA is tax-deferred, CHICAGO TRUST MUNICIPAL BOND FUND may not be used for IRAs.

                               DISTRIBUTION PLANS
                               ------------------

  The Board of Trustees of the Company has adopted Plans of Distribution (the "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund (except CHICAGO TRUST MONEY MARKET FUND) to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may reimburse the Underwriter for actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets.

  The Plans authorizes a Fund to compensate the Underwriter for the following:
(1) services rendered by the Underwriter pursuant to the Underwriting Agreement between the Company and the Underwriter; (2) payments the Underwriter makes to financial institutions and industry professionals, such as insurance companies, investment counselors, accountants, estate planning firms and broker-dealers, including Chicago Trust and its affiliates and subsidiaries, Talon Securities, Inc. (an affiliate of Talon) and the affiliates and subsidiaries of the Underwriter (collectively, "Participating Organizations), in consideration for distribution services provided or expenses assumed in connection with distribution assistance, market research, and promotional services, including printing and distributing prospectuses to persons other than current shareowners of a Fund, printing and distributing advertising and sales literature and reports to shareowners used in connection with the sale of a Fund's shares, and personnel and communication equipment used in servicing shareowner accounts and prospective shareowner inquiries; and (3) payments the Underwriter makes to Participating Organizations pursuant to an agreement to provide administrative support services to the holders of a Fund's shares. Participating Organizations that are compensated for distribution services may be required to register as dealers in certain jurisdictions.

  Payments for market research and promotional services may be based in whole or in part on a percentage of the regular salary expense for those employees of such entity engaged in marketing research and promotional services specifically relating to the distribution of Fund shares based on the amount of time devoted by such employees to such activities, and any out-of-pocket expenses associated with the distribution of Fund shares.

  The Underwriter and Chicago Trust have entered into an Underwriter Compensation Agreement. This Agreement provides that Chicago Trust will bear the fees and expenses due the Underwriter for serving as Underwriter of the CHICAGO TRUST MONEY MARKET FUND, and will make supplemental payments to FPSB to the extent that the fees and expenses due to FPSB for acting as Underwriter for the NON-MONEY MARKET FUNDS exceed amounts payable to FPSB under the Plan. If payments under the Plan exceed the fees and expenses due to FPSB for serving as Underwriter for the NON-MONEY MARKET FUNDS, any excess may be paid to Chicago Trust to reimburse it for services provided pursuant to the Plan.

  All such payments made by a Fund pursuant to the Plan shall be made for the purpose of selling shares issued by the Fund. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Fund will be allocated among the Funds in proportion to their relative net assets.

                                NET ASSET VALUE
                                ---------------

  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

  The securities held in the portfolio of CHICAGO TRUST MONEY MARKET FUND, and the debt securities with maturities of sixty days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES
                              -------------------

DIVIDENDS
---------
  CHICAGO TRUST MONEY MARKET FUND'S net investment income is declared daily and paid monthly as a dividend to shareowners of record at the close of business on the day of declaration. In order to receive the dividend for that day, the shareowner's purchase of shares must be effective as of 1:00 p.m. Eastern Time. Income dividends, when available, are declared and paid monthly for CHICAGO TRUST BOND FUND and CHICAGO TRUST MUNICIPAL BOND FUND. Dividends, if any, from net investment income will be declared and paid quarterly by MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST ASSET ALLOCATION FUND, and MONTAG & CALDWELL BALANCED FUND. Any aggregate net profits realized from the sale of portfolio securities, if any, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

  Dividends paid by the Fund with respect to Class I shares are calculated in the same manner and at the same time. Both Class N and Class I shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of additional distribution expenses applicable to Class N shares.

TAXES
-----

  Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Each Fund is treated as a separate corporate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of a Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Funds is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  In the case of CHICAGO TRUST MUNICIPAL BOND FUND, distributions of dividends derived from tax-exempt interest will generally be exempt from Federal income tax to shareowners, but any distributions of net short-term gains or taxable interest will be taxable, and such dividends may be subject to state and local taxes. However, shareowners of the Fund must include the portion of dividends paid by the Fund that is attributable to interest on AMT bonds in their Federal alternative minimum taxable income. Those distributions that are not tax-exempt are taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in December and paid in the following January are taxable as if they were paid on December 31.

  Redemptions of Fund shares, and the exchange of shares between Funds of the Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

  Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUNDS
                            ------------------------

IN GENERAL
----------
  Performance, whether it be "yield", "effective yield", "total return", or "average annual total return" of a Fund, may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices such as the Dow Jones Industrial Averages and the Standard & Poor's 500 Stock Index, and to the performance of other mutual funds tracked by mutual fund rating services. Further information about the performance of the Funds is included in the Statement of Additional Information, which may be obtained without charge by contacting the Fund at (800) 992-8151.

TOTAL RETURN
------------
  Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

YIELD
-----
  Yield refers to net income generated by an investment over a particular period of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. Effective yield is yield assuming that all distributions are reinvested. Effective yield will be slightly higher than the yield because of the compounding effect of the assumed investment. Yield for CHICAGO TRUST MONEY MARKET FUND over a seven-day period is called current yield. For CHICAGO TRUST BOND FUND and CHICAGO TRUST MUNICIPAL BOND FUND, yield is calculated by dividing the net investment income per share earned during a thirty-day period by the maximum offering price per share on the last day of the period, and annualizing the result.

TAX-EQUIVALENT YIELD
--------------------
  CHICAGO TRUST MUNICIPAL BOND FUND also measures its performance by a tax-equivalent yield. This reflects the taxable yield that an investor at the highest marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from this Fund. Tax-equivalent yield is calculated by dividing the municipal yield by the difference between 100% and an investor's marginal tax rate.


                              GENERAL INFORMATION
                              -------------------
ORGANIZATION
------------
  Each Fund (a "Fund") is a separate, diversified, series of CT&T Funds (the "Company"), a Delaware Business Trust organized pursuant to a Trust Instrument dated September 10, 1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SHARES
---------------------

  Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there is only one class of shares issued by the Funds of the Company, except for MONTAG & CALDWELL GROWTH FUND. That Fund offers two classes of shares: Class N shares which are offered by this Prospectus and Class I shares. Since these classes have different expenses, i.e. Class I shares do not pay a distribution planfee, their performance will vary and it is anticipated that the Class N dividends will be lower than the Class I dividends. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that Class I shares of MONTAG & CALDWELL GROWTH FUND have no rights with respect to that fund's distribution plan. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. Class I shares are offered only to institutional investors and require a minimum investment of $40 million. Information about Class I shares is available by calling (800) 992-8151.

VOTING RIGHTS
-------------
  Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of each Fund participate equally in regard to dividends, distributions, and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareowners have equal non-cumulative voting rights. Class N shares have exclusive voting rights with respect to the distribution plan. On any matter submitted to a vote of shareowners, shares of each Fund will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareowners of all such Funds shall be entitled to vote thereon. Chicago Trust may be deemed to be a "control person" (as defined in the 1940 Act) of certain Funds, because as of January 30, 1997, it owned of record, but not beneficially: 34.60% of MONTAG & CALDWELL GROWTH FUND; 93.62% of CHICAGO TRUST GROWTH & INCOME FUND; 56.60% of MONTAG & CALDWELL BALANCED FUND; 82.47% of CHICAGO TRUST BOND FUND; 92.53% of CHICAGO TRUST MUNICIPAL BOND FUND; 96.63% of CHICAGO TRUST MONEY MARKET FUND; and 98.67% of CHICAGO TRUST ASSET ALLOCATION FUND. See "PRINCIPAL HOLDERS OF SECURITIES" in the Statement of Additional Information.

SHAREOWNER MEETINGS
-------------------
  The Trustees of the Company do not intend to hold annual meetings of shareowners of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the respective Fund. In addition, subject to certain conditions, shareowners of each Fund may apply to the Fund to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT
--------------------------------------
  Under Delaware law, the shareowners of the Funds will not be personally liable for the obligations of any Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Company or a Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------
  The Company will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if Chicago Trust, Montag & Caldwell or Talon, as appropriate, determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  Subject to the foregoing considerations, preference may be given in executing portfolio transactions for a Fund to brokers which have sold shares of that Fund, and Talon Securities, Inc., an affiliate of Talon, may execute portfolio transactions for CHICAGO TRUST TALON FUND. Any such transactions, however, will comply with Rule 17e-1 under the 1940 Act.

SHAREOWNER REPORTS AND INQUIRIES
--------------------------------
  Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Fund at (800) 992-8151 or write to CT&T Funds, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

                                    APPENDIX
                                    --------
DEBT RATINGS
------------
MOODY'S INVESTORS SERVICE, INC. describes classifications of corporate bonds as follows:

"Aaa" -- These bonds which are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- These bonds are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" -- These bonds considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- These bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" -- These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" -- These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" -- These bonds are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's may modify a rating of "AA", "A" or "BAA" by adding numerical modifiers 1, 2, 3 to show relative standing within these categories.

STANDARD & POOR'S CORPORATION describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong, and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

"BB", "B", "CCC", "CC", OR "C" -- These bonds are regarded, as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

"CI" -- This rating is reserved for income bonds on which no interest is being paid.

"D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              INVESTMENT ADVISORS
                              -------------------

                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                            Montag & Caldwell, Inc.
                         1100 Atlanta Financial Center
                            3343 Peachtree Road, NE
                             Atlanta, GA 30326-1450

                             SUB-INVESTMENT ADVISOR
                             ----------------------

                          Talon Asset Management, Inc.
                               One North Franklin
                               Chicago, IL 60606

                                 ADMINISTRATOR
                                 -------------

                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                                   CUSTODIAN
                                   ---------

                                 UMB Bank, n.a.
                                928 Grand Avenue
                             Kansas City, MO 64141

               FOR ADDITIONAL INFORMATION ABOUT CT&T FUNDS, CALL:
                                 (800) 992-8151

                                   CT&T FUNDS

                         MONTAG & CALDWELL GROWTH FUND
                         FOR INSTITUTIONAL SHAREHOLDERS
                                 CLASS I SHARES

                         1100 ATLANTA FINANCIAL CENTER
                          ATLANTA, GEORGIA 30326-1450

                                   PROSPECTUS
                               February 28, 1997

  CT&T FUNDS (the "Company") is a no-load, open-end management investment company which consists of eight separate diversified investment series (collectively referred to as the "Funds") designed to offer investors a variety of investment opportunities. This Prospectus pertains only to the Class I shares of the Montag & Caldwell Growth Fund (the "Fund").

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. The Fund's Investment Advisor is Montag & Caldwell, Inc. ("Montag & Caldwell").

  The shares of the Fund may be purchased or redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

  This Prospectus sets forth concisely the information a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information dated February 28, 1997, which has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge from the Company, at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION  PASSED
    UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
     THE CONTRARY IS A CRIMINAL OFFENSE.

CT&T Funds:                                                  Investment Advisor:
----------                                                   ------------------

171 North Clark Street                                   Montag & Caldwell, Inc.
Chicago, IL 60601-3294                             1100 Atlanta Financial Center
(800) 992-8151                                           3343 Peachtree Road, NE
                                                          Atlanta, GA 30326-1450
                                                                  (800) 992-8151

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   3
EXPENSE INFORMATION........................................................   4
FINANCIAL HIGHLIGHTS.......................................................   6
INVESTMENT OBJECTIVE AND POLICIES..........................................   7
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..............................   8
MANAGEMENT OF THE FUND.....................................................  14
PORTFOLIO MANAGEMENT METHODS...............................................  16
ADMINISTRATION OF THE FUND.................................................  17
PURCHASE OF SHARES.........................................................  18
REDEMPTION OF SHARES.......................................................  19
NET ASSET VALUE............................................................  21
DIVIDENDS AND TAXES........................................................  21
PERFORMANCE OF THE FUND....................................................  22
GENERAL INFORMATION........................................................  23

                                    APPENDIX
                                    --------
Debt Ratings...............................................................  25

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THE FUND
--------

  The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware Business Trust on September 10, 1993. The Company currently offers eight separate series of shares, (collectively referred to as "Funds"). This Prospectus offers only Class I shares of MONTAG & CALDWELL GROWTH FUND (the "Fund").

INVESTMENT DEFINITIONS
----------------------

  EQUITY SECURITIES -- The term "equity securities" as used herein typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

  DEBT SECURITIES -- Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

  CONVERTIBLE FEATURES -- Equity or debt securities purchased by the Fund may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

  SHORT-TERM INSTRUMENTS -- "Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

  DERIVATIVE INVESTMENTS -- the term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives which may be used from time to time by the Fund, including the investment risks associated with such instruments, are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS".

INVESTMENT OBJECTIVE OF THE FUND
--------------------------------

  The Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

HOW TO PURCHASE SHARES
----------------------

  The minimum initial investment for Class I shares is $40 million. Class I shares of the Fund do not impose any sales load, redemption or exchange fees or have a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The public offering price is the net asset value per share next determined after receipt of a purchase order in proper form. See "PURCHASE OF SHARES."

HOW TO REDEEM SHARES
--------------------

  Shares may be redeemed at the net asset value per share of Class I shares of the Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. Signature guarantees may be required. See "REDEMPTION OF SHARES."

DIVIDENDS
---------

  The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash. The Fund declares and pay dividends quarterly. See "DIVIDENDS AND TAXES".

MANAGEMENT OF THE FUND
----------------------

  Montag & Caldwell, Inc. ("Montag & Caldwell"), 1100 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326-1450, a registered investment advisor, is the Investment Advisor for the Fund.

  As of December 31, 1996, Montag & Caldwell managed over $8.5 billion in assets primarily for employee benefit, endowment, charitable and other institutional clients, mutual funds, and high net worth individuals.

  The Bank of Mississippi may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund, because as of January 30, 1997, it owned of record 62.60% of the Fund. Please see "GENERAL INFORMATION--Voting Rights" herein.

  FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 serves as the Fund's Underwriter. UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 serves as the Custodian of the Fund's assets. The Chicago Trust Company serves as the Fund's Administrator. FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 serves as the Fund's Sub-Administrator, Transfer Agent, and Accounting/Pricing Agent.

                              EXPENSE INFORMATION
                              -------------------

SHAREOWNER TRANSACTION EXPENSES OF THE FUND:
-------------------------------------------

Maximum Sales Load Imposed on Purchases.................................... None
Maximum Sales Load Imposed on Reinvested Dividends......................... None
Maximum Deferred Sales Load................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

  If you want to redeem shares by wire transfer, the Fund's Transfer Agent charges a fee, currently $20.00 for each wire redemption. Institutions may independently charge fees for shareowner transactions or for advisory services; please see their materials for details.

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
--------------------------------------------------------------------

Investment Advisory Fees.................................................. 0.80%
12b-1 Fees................................................................  None
Other Expenses............................................................ 0.18%
                                                                           -----
Net Expense Ratio......................................................... 0.98%
                                                                           =====

  The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The figures in the above table are estimates since the fund is new and are based on the Fund's operating expenses for the fiscal period ended October 31, 1996. Montag & Caldwell has voluntarily undertaken to waive its fee or reimburse the Fund for total operating expenses in excess of 0.98%.

  Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

              1 YEAR   3 YEARS
              ------   -------
              $10        $31

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareowner will bear directly or indirectly. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns greater or less than 5%. THE EXAMPLE SHOULD NOT
BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The Fund offers two classes of shares that invest in the same portfolio of securities. Shareowners of Class N are subject to a 12b-1 Plan, and the shareowners of Class I are not; therefore, expenses and performance figures will vary between the classes. The information set forth in the foregoing tables and example relates only to the Class I shares. See "GENERAL INFORMATION."

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights are part of the financial statements for the Fund. The audited period presented is from the Fund's commencement of operations to October 31, 1996, the end of the Company's most recent fiscal year. These Financial Highlights have been audited by KPMG Peat Marwick llp, independent certified public accountants, for the period indicated in their report thereon appearing in the Company's related Statement of Additional Information.

  The following table sets forth financial data for a share of beneficial interest outstanding throughout the period presented. This should therefore be read in conjunction with the financial statements and related notes also included as Appendix "A" in the Statement of Additional Information.

                                                                 PERIOD ENDED
                                                                  10/31/96*
                                                                 ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................    $ 15.59
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................................       0.02
  Net realized and unrealized gain on investments..............       1.49
                                                                   -------
    Total from investment operations...........................       1.51
Less Distributions from and in excess of net investment income.      (0.02)
                                                                   -------
NET ASSET VALUE, END OF PERIOD.................................    $ 17.08
                                                                   =======
TOTAL RETURN...................................................       9.67%(/2/)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).........................    $52,407
  Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor......................................       0.98%(/1/)
  Ratio of expenses to average net assets after reimbursement
   of expenses by Advisor......................................       0.98%(/1/)
  Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................       0.17%(/1/)
  Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................       0.17%(/1/)
  Portfolio turnover...........................................      26.36%(/2/)
  Average commission rate paid.................................    $0.0639

--------
* MONTAG & CALDWELL GROWTH FUND Class I Shares commenced operations on June 28, 1996.
(/1/)Annualized.
(/2/)Not Annualized.

PERFORMANCE MEASURES
--------------------

  From time to time, the Fund may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS."

  Performance measures will be based on historical earnings and are not intended to indicate future performance. Management's detailed discussion of the Company's performance data will be found in the most recent Annual Report to Shareowners, which will be available upon request and without charge, by calling
(800) 992-8151.

PORTFOLIO TURNOVER
------------------

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Fund to receive a favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

  The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Fund. Unless otherwise stated in this Prospectus or the Statement of Additional Information, the Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Fund intends to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

  The Fund strives to attain its investment objectives, but there can, of course, be no assurance that it will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

  The Fund seeks long-term capital appreciation consistent with investments primarily in a combination of convertible and non-convertible equity securities, convertible and non-convertible debt securities, and short-term instruments. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell selects equity securities that it believes are undervalued based upon the issuer's estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Issuers include, but are not limited to, established companies with a history of growth and companies that are expected to enter periods of earnings growth. Montag & Caldwell may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  While it is this Fund's policy to remain substantially invested in common stock or securities convertible into common stock, it may invest in non-convertible preferred stock and non-convertible debt securities. When Montag & Caldwell has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes. The Fund may invest up to 30% of its total assets in foreign securities in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), although it has no current intention of investing in unsponsored ADRs or EDRs. The Fund may also engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, zero coupon bonds, and convertible debentures. The Fund will invest only in investment-grade debt securities which include those securities that are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Corporation ("S&P"), or if not rated, of comparable quality in the opinion of Montag & Caldwell. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better, the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better, and the dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS
                 ---------------------------------------------

IN GENERAL
----------

  Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. Unless otherwise indicated, all percentage limitations governing the investments of the Fund applies only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

GOVERNMENT OBLIGATIONS
----------------------

  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

  Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the Fund.

MONEY MARKET SECURITIES
-----------------------

  The Fund may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

  Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Advisor believes that the credit risk with respect to the investment is minimal.

  Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

BORROWING
---------

  The Fund may not borrow money or issue senior securities, except as described in this paragraph. The Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Fund may not mortgage, pledge, or hypothecate any assets, except that the Fund may mortgage, pledge, or hypothecate its assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of 25% of the value of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

ILLIQUID SECURITIES
-------------------

  The Fund may invest up to 15% of its respective net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

REPURCHASE AGREEMENTS
---------------------

  The Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940 Act, to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. The Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

  The Fund may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price. Reverse repurchase agreements are considered to be borrowings by the Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing".

RULE 144A SECURITIES
--------------------

  The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisor under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING
------------------

  The Fund may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements. Loans of portfolio securities by the Fund will be collateralized by cash held in non-interest bearing demand accounts, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which will be maintained at all times in an amount equal to the current market value of the loaned securities. The Fund may not make such loans in excess of 25% of the value of its total assets. The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review by the Investment Advisor, subject to overall supervision by the Board of Trustees, including a review of the creditworthiness of the borrowing broker-dealer or other institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Investment Advisor.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

  The Fund may invest in securities issued by other investment companies which invest in securities in which the Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, the Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include limits to its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund is subject to additional limitations in these purchases as described under "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

SHORT-TERM TRADING
------------------

  The Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase the Fund's portfolio turnover rate and the expenses incurred in connection with such trading. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

FOREIGN SECURITIES
------------------

  The Fund may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

  For many foreign securities, U.S. dollar-denominated American Depository Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depository Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

DERIVATIVE INVESTMENTS
----------------------

  The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, the Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

  The Fund may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Fund will not engage in derivative investments purely for speculative purposes. The Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

  Where not specified, investment limitations with respect to the Fund's derivative instruments will be consistent with the Fund's existing percentage limitations with respect its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Advisor will generally not exceed 20% of total assets for the Fund which is permitted the use of such instruments; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which the Fund is permitted to invest which is considered by the Investment Advisor to be derivative in nature.

1. OPTIONS:

  The Fund may engage in options, including those described below.

  A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Fund's total assets. The Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, the Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund's total return. The Fund may lose potential market appreciation if the judgment of its Investment Advisor is incorrect with respect to interest rates, security prices or the movement of indices.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

  The Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission ("SEC") that over-the-counter options are illiquid. Accordingly, the Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

2. FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES, AND DELAYED-DELIVERY
TRANSACTIONS:

  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its Investment Advisor deems it appropriate to do so. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

3. FUTURES CONTRACTS AND RELATED OPTIONS:

  The Fund may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, the Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates the Fund to take or make delivery of certain securities or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

  Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain.

  The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Fund's position in a futures contract or option thereon, the Fund will create a segregated account of cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

GENERAL RISK FACTORS
--------------------

1. OPTIONS, FUTURES, AND FORWARD CONTRACTS:

  The Fund may engage in such investment practices. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment Advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

2. FIXED INCOME INVESTING:

  The Fund may engage in fixed income investment practices. There are two principal types of risks associated with investing in debt securities: (1) market (or interest rate) risk and (2) credit risk.

  Market risk relates to the change in market value caused by fluctuations in prevailing rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates.

  In an effort to obtain maximum income consistent with its investment objective, the Fund may, at times, change the average maturity of its investment portfolio, consistent with a three- to ten-year weighted average maturity range, by investing a larger portion of its assets in relatively longer-term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter- and intermediate-term maturities when a rise in interest rates is indicated.

  Credit risk refers to the possibility that a bond issuer will fail to make timely payments of interest or principal. The ability of an issuer to make such payments could be affected by general economic conditions, litigation, legislation or other events including the bankruptcy of the issuer. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND
                             ----------------------

THE BOARD OF TRUSTEES
---------------------

  Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the Trustees.

MONTAG & CALDWELL, INC.
----------------------

  The Investment Advisor for the Fund is Montag & Caldwell, Inc. ("Montag & Caldwell"), a registered investment advisor located at 1100 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326-1450. As of December 31, 1996, Montag & Caldwell managed over $8.5 billion in assets, primarily for employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. Montag & Caldwell was founded in 1945 is a wholly-owned subsidiary of the Alleghany Corporation, which is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals. Alleghany Corporation is located at Park Avenue Plaza, New York, New York 10055.

  Pursuant to Investment Advisory Agreements with the Company, Montag & Caldwell provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions, and The Chicago Trust Company furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

  For providing investment advisory services, the Fund has agreed to pay Montag & Caldwell a monthly fee at the following annual rate of 0.80% based on the Fund's average daily net assets, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives.


  Montag & Caldwell has voluntarily undertaken to waive its fee or reimburse the Fund for total operating expenses in excess of 0.98%. Such fee reimbursements may be terminated at the discretion of Montag & Caldwell. Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items. Montag & Caldwell has also agreed to waive that portion of its advisory fee equal to the total expenses of the Fund for any fiscal year which exceeds the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale. The Fund believes that currently there are no such limits.

                          PORTFOLIO MANAGEMENT METHODS


INVESTMENT MANAGEMENT TEAM
--------------------------

  Investment decisions for the Fund are made by an investment management team at Montag & Caldwell. Ronald E. Canakaris heads the team and is the portfolio manager for the Fund.

  The Montag & Caldwell equity performance objective is to produce solid returns over the long-term. Equity portfolios are managed with a fundamental selection process in which valuation of the long-term earning power of the company is interrelated with expected rate of growth in short-term reported earnings for that company. Among the factors important in the valuation process are: the estimated per share earning power of the company's assets; return on equity; long-term estimated reported earnings growth rate; financial strength; capital structure; competitive position; and quality of management. Securities are selected based upon extensive research and seasoned judgement of experienced professionals. Industry group weightings and asset allocation are incorporated in the selection process.

  Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, Inc. since 1984, manages the investment program of Montag & Caldwell Growth Fund. He is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Canakaris, a Chartered Financial Analyst, has been a portfolio manager and the Director of Research at Montag & Caldwell since 1973. He has been the portfolio manager and primarily responsible for making the investment decisions of the Enterprise Growth Fund since 1980. The Enterprise Growth Fund had net assets of $201.2 million as of December 31, 1996. Average annual returns for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 1996 compared with the performance of the Standard & Poor's 500 Composite Stock Price Index were:

                         MONTAG & CALDWELL                    ENTERPRISE GROWTH
                            GROWTH FUND    ENTERPRISE GROWTH        FUND-          S&P 500
                            CLASS I (1)      FUND (1), (3)   NET OF LOAD (2), (3) INDEX (4)
                         ----------------- ----------------- -------------------- ---------
Since 6/28/96*..........       15.31%            14.79%              9.35%          11.69%
One Year................         --              32.60              26.30           22.95
Three Years.............         --              22.49              20.53           19.66
Five Years..............         --              16.69              15.56           15.20
Ten Years...............         --              16.54              15.97           15.28

--------

* Montag & Caldwell Growth Fund Class I commenced operations on June 28, 1996. The total returns listed from 6/28/96 to 12/31/96 are not annualized.

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) Average annual total return reflects changes in the share prices and reinvestment of dividends and distributions and is net of fund expenses and the front-end sales load of 4.75%. This column reflects load-adjusted returns, which are net of this front-end load.

(3) The expense ratio of Enterprise Growth Fund has been capped at 1.60% from January 1, 1990 through December 31, 1996. From September 15, 1987 to December 31, 1989, the expense ratio was capped at 2.50%; from January 1, 1987 through September 15, 1987, the expense ratio was capped at 1.50%. The expense ratio of the MONTAG & CALDWELL GROWTH FUND CLASS I SHARES has been capped at 0.98% from inception on June 28, 1996 through December 31, 1996.

(4) The Standard & Poor's 500 Composite Price Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

  The investment objectives, policies and strategies of the Enterprise Growth Fund are substantially similar in all material aspects to the Montag & Caldwell Growth Fund. Historical performance is not indicative of future performance. The Enterprise Growth Fund is a separate fund and its historical performance is not indicative of the past or future performance of the MONTAG & CALDWELL GROWTH FUND. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


                           ADMINISTRATION OF THE FUND
                           --------------------------

THE UNDERWRITER
---------------

  FPS Broker Services, Inc. ("FPSB" or the Underwriter), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, is the Underwriter to facilitate the registration of shares of each of the Funds under state securities laws and to assist in the sale of shares.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR
---------------------------------------

  Chicago Trust acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided as Administrator, Chicago Trust receives a fee at the annual rate of: 0.09% of the first $200 million of average daily net assets of the Company; 0.05% of the next $300 million of such average daily net assets; and 0.03% on assets in excess of $500 million.

  Pursuant to a Sub-Administration Agreement, FPS Services, Inc. ("FPS" or the Sub-Administrator), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, acts as Sub-Administrator and receives a fee equal to the annual rate paid to Chicago Trust as Administrator. The Sub Administrator also retains a portion of the Fund's custody fees.

  The services provided to the Fund under these Agreements include: the coordination and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

THE TRANSFER AGENT AND FUND ACCOUNTING/PRICING AGENT
----------------------------------------------------

  FPS also performs the following duties in its capacity as Transfer Agent to the Fund: maintains the records of shareowner's accounts; answers shareowner inquiries concerning accounts; processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions. Shareowner inquiries should be addressed to the Transfer Agent at (800) 992-8151.

  FPS also performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value.

THE CUSTODIAN
-------------

  UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, is Custodian for the cash and securities of the Fund.

EXPENSES
--------

  Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class, will be allocated to each class thereof on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums; Trustee fees; expenses of maintaining the Company's legal existence; and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions; fees of the Fund's Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

  Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareowner approval of such plan or any amendment thereto), will be borne solely by shareowners of such class or classes. Other expense allocations which may differ among classes, or which are determined by the Trustees to be class-specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class; SEC registration fees and state "blue sky" fees incurred by a specific class; litigation or other legal expenses relating to a specific class; Trustee fees or expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.

  Notwithstanding the foregoing, the Investment Advisor or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES
                               ------------------

IN GENERAL
----------

  Shares of the Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form by the Transfer Agent. The minimum initial investment is $40 million, there is no minimum subsequent investment. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor.

  Purchase orders for shares of the Fund which are received by FPS in proper form, including money order, check or bank draft by the closing of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) will be purchased at such Fund's net asset value determined that day. If you invest by check, allow one business day after receipt for conversion into federal funds. Checks must be made payable to the Fund. If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  MONTAG & CALDWELL GROWTH FUND offers two classes of shares. Only the Class I shares are offered under this prospectus.

  The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Company. Shares of the Fund may be purchased through broker-dealers, banks, and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Company.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL
-------------------------

  Shares of the Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Montag & Caldwell Growth Fund

Class I Shares", c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The Fund will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund.

INITIAL PURCHASES BY WIRE
-------------------------

  An investor desiring to purchase shares of the Fund by wire should call FPS first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to FPS, federal funds and registration instructions should be wired through the Federal Reserve System to:

                                 UMB BANK KC NA
                               ABA # 10-10-00695
                            FOR: FPS Services, Inc.
                               A/C 98-7037-071-9
              FBO "MONTAG & CALDWELL GROWTH FUND--CLASS I SHARES"
                      "SHAREOWNER NAME AND ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS
----------------------

  Once an account has been opened, subsequent purchases may be made by mail, bank wire, or by telephone. When making additional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check must be made payable to "MONTAG & CALDWELL GROWTH FUND--CLASS I SHARES" and mailed to the CT&T Funds, c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Trust reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Fund and FPS each reserve the right to reject any purchase order in whole or in part.

                              REDEMPTION OF SHARES
                              --------------------

IN GENERAL
----------

  Shares of the Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. The Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

  Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

  The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by the Fund will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE". In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

  Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL
-------------------

  Shareowners may submit a written request for redemption to: CT&T Funds, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number; (ii) state the fund name; (iii) state the number of shares to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered.

  To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $10,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

  A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 992-8151.

REDEMPTIONS BY TELEPHONE
------------------------

  Shareowners who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 992-8151.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

  The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund. Neither the Fund nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareowner to correctly state its Fund account number, the name in which its account is registered, its tax identification number, banking institution, bank account number, and the name in which its bank account is registered.

  Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

                                NET ASSET VALUE
                                ---------------

  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of the Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

                              DIVIDENDS AND TAXES
                              -------------------

DIVIDENDS
---------

  Dividends, if any, from the Fund's net investment income will be declared and paid quarterly. Aggregate net profits, if any, realized from the sale of portfolio securities, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

  Dividends paid by the Fund with respect to Class I shares are calculated in the same manner and at the same time. Both Class N and Class I shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of additional distribution expenses applicable to Class N shares.

TAXES
-----

  The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code"). Such qualification relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. The Fund is treated as a separate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of the Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Fund shares, and the exchange of shares between Funds of the Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

  Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUND
                            -----------------------

IN GENERAL
----------

  Performance may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for the Fund may be compared to various unmanaged indices such as the Dow Jones Industrial Averages and the Standard & Poor's 500 Stock Index, and to the performance of other mutual funds tracked by mutual fund rating services. Further information about the performance of the Fund is included in the Statement of Additional Information, which may be obtained without charge by contacting the Fund at (800) 992-8151.

TOTAL RETURN
------------

  Total Return is defined as the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

                              GENERAL INFORMATION


ORGANIZATION


  The Fund is a separate, diversified, series of CT&T Funds (the "Company"), a Delaware Business Trust organized pursuant to a Trust Instrument dated September 10, 1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SHARES

  The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, there is only one class of shares issued by the Funds of the Company, except for MONTAG & CALDWELL GROWTH FUND. That Fund offers two classes of shares: Class I shares which are offered by this Prospectus, and Class N shares. Class N shares are offered to retail investors. Information about Class N shares is available by calling (800) 992-8151.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote in the Fund and all shares of the Fund participate equally in regard to dividends, distributions, and liquidations except that Class I shares have no voting rights with respect to the distribution plan. Shareowners do not have cumulative voting rights. On any matter submitted to a vote of shareowners, shares of the Fund or class will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of the Fund, in which case the shareowners of the Fund shall be entitled to vote thereon. The Bank of Mississippi is deemed a "control person" of the Fund because as of January 30, 1997, it owned of record 62.60% of the Fund. This does not mean, however, that the bank manages the affairs of the Fund. The business and affairs of the Fund are managed under the direction of the Board of Trustees. See "PRINCIPAL HOLDERS OF SECURITIES" in the Statement of Additional Information.

SHAREOWNER MEETINGS

  The Trustees of the Company do not intend to hold annual meetings of shareowners of the Fund. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the Fund. In addition, subject to certain conditions, shareowners of the Fund may apply to the Fund to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT


  Under Delaware law, the shareowners of the Fund will not be personally liable for the obligations of the Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Company or the Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


  The Fund will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if Montag & Caldwell determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  Subject to the foregoing considerations, preference may be given in executing portfolio transactions for the Fund to brokers which have sold shares of the Fund.

SHAREOWNER REPORTS AND INQUIRIES


  Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Fund at (800) 992-8151 or write to CT&T Funds, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

                                    APPENDIX


DEBT RATINGS


MOODY'S INVESTORS SERVICE, INC. describes classifications of corporate bonds as follows:

"Aaa" -- These bonds which are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- These bonds are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" -- These bonds considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's may modify a rating of "Aa", "A" OR "Baa" by adding numerical modifiers 1, 2, 3 to show relative standing within these categories.

STANDARD & POOR'S CORPORATION describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               INVESTMENT ADVISOR
                               ------------------

                            Montag & Caldwell, Inc.
                         1100 Atlanta Financial Center
                            3343 Peachtree Road, NE
                             Atlanta, GA 30326-1450

                                 ADMINISTRATOR
                                 -------------

                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                                   CUSTODIAN
                                   ---------

                                 UMB Bank, n.a.
                                928 Grand Avenue
                             Kansas City, MO 64141

               FOR ADDITIONAL INFORMATION ABOUT CT&T FUNDS, CALL:
                                 (800) 992-8151

                                   CT&T FUNDS
                                   ----------

                         Montag & Caldwell Growth Fund
                      Chicago Trust Growth & Income Fund
                           Chicago Trust Talon Fund
                      Chicago Trust Asset Allocation Fund
                        Montag & Caldwell Balanced Fund
                            Chicago Trust Bond Fund
                       Chicago Trust Municipal Bond Fund
                        Chicago Trust Money Market Fund

                   -----------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 28, 1997

                   -----------------------------------------

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in eight investment portfolios of CT&T Funds (the "Company"): Montag & Caldwell Growth Fund; Chicago Trust Growth & Income Fund; Chicago Trust Talon Fund; Chicago Trust Asset Allocation Fund; Montag & Caldwell Balanced Fund; Chicago Trust Bond Fund; Chicago Trust Municipal Bond Fund; and Chicago Trust Money Market Fund. Each Fund offers Class N shares for retail investors and Montag & Caldwell Growth Fund also offers Class I shares for institutional investors.

     This Statement of Additional Information is not a Prospectus, and should be read only in conjunction with the Prospectus dated February 28, 1997. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge from the Company at the addresses and telephone numbers below.


CT&T Funds:
-----------
171 North Clark Street
Chicago, Illinois 60601
(800) 992-8151

Investment Advisor to Certain Funds:        Investment Advisor to Certain Funds:
------------------------------------        ------------------------------------
THE CHICAGO TRUST COMPANY                                MONTAG & CALDWELL, INC.
171 North Clark Street                             1100 Atlanta Financial Center
Chicago, IL  60601                                       3343 Peachtree Road, NE
(800) 992-8151                                           Atlanta, GA  30326-1450
                                                                  (800) 992-8151


     No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Prospectus does not constitute an offering by the Company or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
THE FUNDS .................................................................

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................

INVESTMENT RESTRICTIONS ...................................................

TRUSTEES AND OFFICERS .....................................................

PRINCIPAL HOLDERS OF SECURITIES ...........................................

INVESTMENT ADVISORY AND OTHER SERVICES ....................................



  Investment Advisory Agreements ..........................................
  Sub-Investment Advisory Agreement .......................................
  The Administrator and Sub-Administrator .................................
  The Underwriter .........................................................



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ..........................

TAXES .....................................................................

PERFORMANCE INFORMATION ...................................................

OTHER INFORMATION .........................................................



APPENDIX ..................................................................


                                 Appendix "A":

              Audited Financial Statements dated October 31, 1996
              ---------------------------------------------------

                         Montag & Caldwell Growth Fund
                       Chicago Trust Growth & Income Fund
                            Chicago Trust Talon Fund
                      Chicago Trust Asset Allocation Fund
                        Montag & Caldwell Balanced Fund
                            Chicago Trust Bond Fund
                       Chicago Trust Municipal Bond Fund
                        Chicago Trust Money Market Fund

                                   THE FUNDS
                                   ---------

  CT&T Funds, 171 North Clark Street, Chicago, Illinois 60601, is a no-load, open-end management investment company which currently offers eight series of shares of beneficial interest representing separate portfolios of investments:
Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Asset Allocation Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund (collectively referred to as "Funds" or individually as a "Fund").

                  INVESTMENT POLICIES AND RISK CONSIDERATIONS
                  -------------------------------------------

  The following supplements the information contained in the Prospectus concerning the investment policies of the Funds. Except as otherwise stated below or in the Prospectus, all Funds may invest in the portfolio investments included in this section. A description of applicable credit ratings is set forth in the Appendix to the Prospectus.

  The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareowners.

  As discussed in the Prospectus, certain of the following investment instruments are generally considered "derivative" in nature and are so noted. While not a fundamental policy, each Fund that is permitted the use of such instruments will generally limit its aggregate holdings of such instruments to 20% or less of its total assets.

RESTRICTED SECURITIES

  Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Company's Board of Trustees.

CONVERTIBLE SECURITIES

  Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

MONEY MARKET INSTRUMENTS AND RELATED RISKS

  Money market instruments in which the Funds may invest include, but are not limited to the following: short-term corporate obligations; Certificates of deposit ("CDS"); Euro CDS; Yankee CDS; foreign bankers' acceptances; foreign commercial paper; letter of credit-backed commercial paper; time deposits; loan participations ("LPS"); variable- and floating-rate notes; and master demand notes.

  Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk", pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

  Time Deposits usually trade at a spread over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

Variable- and Floating-Rate Instruments and Related Risks

  With respect to the variable- and floating-rate instruments that may be acquired by , Chicago Trust Asset Allocation Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund and Chicago Trust Municipal Bond Fund, the Investment Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

  Because Variable and Floating-Rate Notes are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

  The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

Loans of Portfolio Securities and Related Risks

  All Funds may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

  Collateral will consist of U.S. Government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Investment Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Loan Participations ("LPS")

  All Funds may engage in LPS. LPS are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPS often generate greater yield than commercial paper.

  The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPS. Because LPS are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPS. In addition, LPS will be treated as illiquid if, in the judgement of the Investment Advisor, they cannot be sold within seven days.

Foreign Bankers' Acceptances

  All Funds may purchase foreign bankers' acceptances, although Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

Foreign Commercial Paper

  All Funds may purchase foreign commercial paper, although Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

Eurodollar Certificates of Deposit ("Euro CDs")

  A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

Yankee Certificates of Deposit ("Yankee CDs")

  Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York.

Repurchase Agreements

  The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund under the 1940 Act.

  The financial institutions with whom a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Advisor or Sub-Investment Advisor. The Investment Advisor or Sub-Investment Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

  Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement. The securities held subject to a repurchase agreement by Chicago Trust Money Market Fund may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than thirteen months.

Reverse Repurchase Agreements

  Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account cash, or liquid, securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. (Liquid securities as used in the prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and market-to-market daily.) Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

Securities of Other Investment Companies

  Each Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole. Each Fund will also limit investments in securities of other investment companies as described in the Prospectus under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" and in this Statement of Additional Information under "INVESTMENT RESTRICTIONS."

Lower-Grade Debt Securities and Related Risks

  The following discussion applies to Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Asset Allocation Fund, Chicago Trust Bond Fund, and Chicago Trust Municipal Bond Fund.

  Fixed income securities rated lower than "Baa3" by Moody's or "BBB-" by S&P are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations; or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

  In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. Further, the recent economic recession has resulted in default levels with respect to such securities in excess of historic averages.

  The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties.

  Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

  Youth and Growth of Lower-Rated Securities Market -- The recent growth of the lower-rated securities market has paralleled a long economic expansion, and it has not weathered a recession in the market's present size and form. An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of the Funds which hold these securities.

  Sensitivity to Interest Rate and Economic Changes -- The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

  Liquidity and Valuation -- To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

  Credit Ratings -- The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Advisor or Sub-Investment Advisor also performs its own analysis of issuers in selecting investments for the Funds. The Investment Advisor or Sub-Investment Advisor's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations.

  Yields and Ratings -- The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

  While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments, and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share. A description of various bond ratings appears in the Appendix to the Prospectus.

Options and Related Risks

  All Funds except Chicago Trust Money Market Fund may buy put and call options and write covered call and secured put options. These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

  These Funds will write call options only if they are "covered". In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities, in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value.

  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is; (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' Custodian in an amount not less than the exercise price of the option at all times during the option period.

  A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

  There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

  Purchasing Call Options -- Each of these Funds may purchase call options to the extent that premiums paid by such Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

  A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

  Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

  Covered Call Writing -- Each of these Funds may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Advisor or Sub-Investment Advisor determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

  If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

  A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

  Purchasing Put Options -- Each of these Funds may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

  A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

  Each of these Funds may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

  Writing Put Options -- Each of these Funds may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its Custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Investment Advisor or Sub-Investment Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

  Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures Contracts and Related Risks

  All Funds except Chicago Trust Money Market Fund may enter into contracts for the purchase or sale for future delivery of securities, including index contracts. Futures contracts are generally considered to be derivative securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

  The Funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices, or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

  With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

  Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

  If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for Federal tax purposes, will be considered a "short sale". For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

  Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward Commitments, When-Issued Securities, and Delayed Delivery Transactions and Related Risks

  All Funds except Chicago Trust Money Market Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. These Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

  When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account: cash, or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

Asset-Backed Securities and Related Risks

  All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund and Chicago Trust Money Market Fund may invest in asset-backed securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables, or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

Mortgage-Backed Securities and Mortgage Pass-Through Securities and Related
Risks

  All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund and Chicago Trust Money Market Fund may also invest in mortgage-backed securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. Government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury; while others, such as those issued by the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. These Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date.

  Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" herein.)

  For Federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

  The mortgage securities which are issued or guaranteed by GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or Federal Home Loan Mortgage Association ("FNMA") ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the portfolio).

  Each of these Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

Collateralized Mortgage Obligations ("CMOs"),
Real Estate Mortgage Investment Conduits ("REMICs"),
Multi-Class Pass-Throughs, and Related Risks

  All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund and Chicago Trust Money Market Fund may also invest in certain debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. These obligations are generally considered to be derivative securities. CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs, and multi-class pass-through securities

(collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified coupon rate or adjustable rate tranche (to be discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs", will be considered as adjustable-rate mortgage securities ("ARMs") by the Funds. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These "caps", similar to the "caps" on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Funds may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

  Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. Government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. These Funds will not invest in subordinated privately issued CMOs.

  Resets -- The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost of funds index; or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates; the three-month Treasury bill rate; the six-month Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-month, three-month, six-month or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

  Caps and Floors -- The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities and Related Risks

  All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund and Chicago Trust Money Market Fund may also invest in stripped mortgage securities. The stripped mortgage securities in which the Funds may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Funds invest.

  Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories -- "Aaa" or "AAA" by Moody's or S&P, respectively.

  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities may generally be illiquid. The Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. Government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Advisor, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

Other Mortgage-Backed Securities

  All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund and Chicago Trust Money Market Fund may invest in other mortgage-backed securities. The Investment Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

General Risks of Mortgage Securities

  The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

  A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

     In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareowners will be taxable as ordinary income.

     With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

Interest Rate Swaps and Related Risks

     Only Chicago Trust Asset Allocation Fund, Chicago Trust Bond Fund, and Chicago Trust Municipal Bond Fund may enter into interest rate swaps for hedging purposes and not for speculation. Interest rate swaps are generally considered to be derivative transactions. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments.

     A Fund will only enter into interest rate swaps on a net basis, i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's Custodian.

     In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Investment Advisor as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Municipal Securities

     Chicago Trust Municipal Bond Fund is expected to maintain a dollar weighted average maturity of between three and ten years under normal market conditions. An assessment of a portfolio's dollar weighted average maturity requires the consideration a number of factors, including each bond's yield, coupon interest payments, final maturity, call and put features, and prepayment exposure. The Fund's computation of its dollar weighted average maturity is based upon estimated rather than known factors and there can be no assurance that the anticipated average weighted maturity will be attained. In that regard, a change in interest rates generally will affect a portfolio's dollar weighted average maturity.

Other Investments

     The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.


                            INVESTMENT RESTRICTIONS
                            -----------------------

     The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund, without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

     Except as set forth under "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" in the Prospectus, each Fund may not:

     (1) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

     (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

     (3) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

     (4) Make investments in securities for the purpose of exercising control;

     (5) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

     (6) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (7) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (8) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

  (9) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

 (10) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

 (11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Prospectus;

 (12) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies;

                             TRUSTEES AND OFFICERS
                             ---------------------

Information pertaining to the Trustees and Executive Officers of the Company is set forth below.

===================================================================================================================
                                      POSITION WITH                       PRINCIPAL OCCUPATIONS
            NAME              AGE        COMPANY                           FOR PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Stuart D. Bilton *            51    Chairman,          Mr. Bilton is Executive Vice President of Chicago Title
171 North Clark Street              Board of Trustees  and Trust Company and President and Chief Executive
Chicago, IL 60601                                      Officer of The Chicago Trust Company, where he is
                                                       responsible for the Financial Services Group.  Mr. Bilton
                                                       has held a variety of positions within Chicago Title and
                                                       Trust Company including:  Chief Economist; Senior Vice
                                                       President--Corporate Marketing and Strategic Planning;
                                                       Vice President--Lincoln National Life; and Manager of
                                                       Eastern Region Reinsurance Operations.  Mr. Bilton was
                                                       educated at the London School of Economics and at the
                                                       University of Wisconsin.  He is a Chartered Financial
                                                       Analyst, a Director of Montag & Caldwell, Inc., and a
                                                       Director of Baldwin & Lyons, Inc., an Indianapolis based
                                                       insurance company and the Boys and Girls Clubs of
                                                       Chicago.

-------------------------------------------------------------------------------------------------------------------
Dorothea C. Gilliam *         44    Trustee            Ms. Gilliam is Vice President of Investments of the
171 North Clark Street                                 Alleghany Corporation, the parent company of Chicago
Chicago, IL 60601                                      Title and Trust Company.  Previously she was an
                                                       Assistant Vice President of Chicago Title and Trust
                                                       Company.

-------------------------------------------------------------------------------------------------------------------
Leonard F. Amari              55    Trustee            Mr. Amari is a Partner at the law offices of Amari &
218 North Jefferson Street                             Locallo, a practice confined exclusively to the real estate
Chicago, IL 60661                                      tax assessment process.

-------------------------------------------------------------------------------------------------------------------
Gregory T. Mutz               51    Trustee            Mr. Mutz is the Chairman of the Board for both the Amli
125 South Wacker Drive                                 Realty and Amli Residential Properties, Inc.  As
Suite 3100                                             Chairman, he is responsible for the operation of the two
Chicago, IL 60606                                      real estate companies whose principal businesses are
                                                       multi-family apartments, land, and business, office and
                                                       industrial parks.

-------------------------------------------------------------------------------------------------------------------
Nathan Shapiro                61    Trustee            Mr. Shapiro is the President of SF Investments, Inc., a
1700 Ridge                                             broker/dealer and investment banking firm.  Previously,
Highland Park, IL 60035                                he was President of SLD Corporation, a consulting firm
                                                       and Senior Vice President of Pekin, Singer and Shapiro,
                                                       an investment advisory firm.  He is a Director of Baldwin
                                                       & Lyons, Inc.

===================================================================================================================

=============================================================================================================================

                                           POSITION WITH                        PRINCIPAL OCCUPATIONS
             NAME                AGE          COMPANY                            FOR PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Anderson              33      President (Chief          Mr. Anderson has been a Vice President of The
171 North Clark Street                  Operating Officer)         Chicago Trust Company since 1993, where he is
Chicago, IL 60601                                                  responsible for the mutual fund operations and
                                                                   marketing.  Previously, he was a manager with KPMG
                                                                   Peat Marwick LLP, specializing in financial institutions.
                                                                   Mr. Anderson is a Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------------------
David F. Seng                    55     Senior Vice President      Mr. Seng is an Executive Vice President and Chief
1100 Atlanta Financial Center                                      Operating Officer of Montag & Caldwell, Inc., and a
3343 Peachtree Road, NE                                            Chartered Financial Analyst.
Atlanta, GA 30326-8151


-----------------------------------------------------------------------------------------------------------------------------
Gerald F. Dillenburg             30     Vice President,            Mr. Dillenburg has been the operations manager and
171 North Clark Street                  Secretary, and             compliance officer of the mutual funds for The
Chicago, IL 60601                       Treasurer (Chief           Chicago Trust Company since 1996.  Previously, he was
                                        Financial Officer)         an audit manager with KPMG Peat Marwick LLP
                                                                   specializing in investment services, including mutual and
                                                                   trust funds, broker/dealers and investment advisors.  Mr.
                                                                   Dillenburg is a Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Adams III, Esq.        55     Vice President             Mr. Adams joined Chicago Title and Trust Company in
171 North Clark Street                                             September 1967 as Attorney Trainee and was appointed
Chicago, IL 60601                                                  Assistant Counsel in July 1972.  In January 1973, he was
                                                                   appointed Assistant General Counsel of both Chicago
                                                                   Title and Trust Company and Chicago Title Insurance
                                                                   Company.  In December 1979, Mr. Adams was elected
                                                                   Vice President, Associate General Counsel of Chicago
                                                                   Title and Trust Company and Chicago Title Insurance
                                                                   Company.  In 1985, he was elected General Corporate
                                                                   Counsel and Secretary of Chicago Title Insurance
                                                                   Company as well as General Corporate Counsel of
                                                                   Chicago Title and Trust Company.  Mr. Adams was also
                                                                   elected Vice President of Security Union Title Insurance
                                                                   Company in April 1988.  Mr. Adams received his B.A.
                                                                   from Dartmouth College in 1964, his Juris Doctor from
                                                                   Northwestern Law School in 1967, and an M.B.A. from
                                                                   the University of Chicago Graduate School of Business
                                                                   in 1974.

==============================================================================================================================

* These Trustees are considered "interested persons" of the Funds as defined under the 1940 Act.

     The Trustees of the Funds who are not "interested persons" of the Funds receive fees and expenses for each meeting of the Board of Trustees they attend. Effective January 1, 1997, such Trustees receive $1,500 for each Board Meeting attended, and an annual retainer of $1,500. However, no officer or employee of Chicago Title and Trust Company or The Chicago Trust Company or their affiliates receives any compensation from the Funds for acting as a Trustee of the Funds. The Officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

     Set forth below are the total fees which were paid to each of the Trustees who are not "interested persons" during the fiscal period ended October 31, 1996.

          Trustee             Aggregate Fees Paid by the Company
          -------             ----------------------------------
          Leonard F. Amari                                $4,750

          Gregory T. Mutz                                 $4,750

          Nathan Shapiro                                  $4,750


     As of January 30, 1997, the Trustees and Officers of the Company
as a group owned less than 1% of the outstanding shares of any class of each
Fund      .



                        PRINCIPAL HOLDERS OF SECURITIES
                        -------------------------------

     Listed below are the names and addresses of those shareowners who, as of January 30, 1997, were owners of record of 5% or more of the shares of the Funds. The shares held in the nominee names of Marshall & Ilsley Trust Co. are owned of record by Chicago Trust. Chicago Title and Trust Company, an Illinois chartered trust company, a wholly-owned subsidiary of Alleghany Corporation, is the owner of Alleghany Asset Management, which is the holding company of Chicago Trust and Montag & Caldwell, the Investment Advisors for the Funds. Shareowners who have the power to vote a large percentage of shares of a particular Fund can control the Fund and determine the outcome of a shareholders' meeting.

MONTAG & CALDWELL GROWTH FUND Class N
-------------------------------------

  Shareowners                           Percentage Owned
  -----------                           ----------------

  Miter & Co.                                34.60%
  c/o Marshall & Ilsley Trust Co.
  Attn: Outsourcing
  P.O. Box 8020
  221 West College Avenue
  Appleton, WI  54913

  First Union National Bank                  6.09%
  TRST Hickory Springs Manufacturing
  Defined Benefit Pension Plan
  First Union Center
  Charlotte, NC  28288


MONTAG & CALDWELL GROWTH FUND Class I
-------------------------------------

  The Bank of Mississippi                    62.60%
  c/o Trust
  P.O. Box 1605
  Jackson, MS 39215

  Mac & Co.                                  15.37%
  Mutual Funds Operations
  P.O. Box 398
  Pittsburgh, PA  15230

  NationsBank MD                             12.53%
  Davis Polk & Wardwell Trust
  P.O. Box 831575
  Dallas, TX  75283

  Volunteer Bank                             8.69%
  Trust Division
  P.O. Box 549
  Jackson, TN  38302


CHICAGO TRUST GROWTH & INCOME FUND:
-----------------------------------

  Shareowners                           Percentage Owned
  -----------                           ----------------

  Miter & Co.                                93.62%
  c/o Marshall & Ilsley Trust Co.
  Attn: Outsourcing
  P.O. Box 8020
  221 West College Avenue
  Appleton, WI  54913


MONTAG & CALDWELL BALANCED FUND:
--------------------------------

  Shareowners                           Percentage Owned
  -----------                           ----------------

  Miter & Co.                                56.60%
  c/o Marshall & Ilsley Trust Co.
  Attn: Outsourcing
  P.O. Box 8020
  221 West College Avenue
  Appleton, WI  54913

CHICAGO TRUST BOND FUND:
------------------------

         Shareowners                                    Percentage Owned
         -----------                                    ----------------

         Miter & Co.                                          82.47%
         c/o Marshall & Ilsley Trust Co.
         Attn: Outsourcing
         P.O. Box 8020
         221 West College Avenue
         Appleton, WI  54913


         Davis & Company                                       9.17%
         c/o Marshall & Ilsley Trust Co.
         Attn: Outsourcing
         P.O. Box 8020
         221 West College Avenue
         Appleton, WI  54913


CHICAGO TRUST MUNICIPAL BOND FUND:
----------------------------------

         Shareowner                                     Percentage Owned
         ----------                                     ----------------

         Davis & Company                                      92.53%
         c/o Marshall & Ilsley Trust Co.
         Attn: Outsourcing
         P.O. Box 8020
         221 West College Avenue
         Appleton, WI  54913

CHICAGO TRUST MONEY MARKET FUND:
--------------------------------

         Shareowner                                     Percentage Owned
         ----------                                     ----------------


         Davis & Company                                      96.63%
         c/o Marshall & Ilsley Trust Co.
         Attn: Outsourcing
         P.O. Box 8020
         221 West College Avenue
         Appleton, WI  54913

CHICAGO TRUST ASSET ALLOCATION FUND:
------------------------------------

         Shareowner                                     Percentage Owned
         ----------                                     ----------------


         Miter & Co.                                          98.67%
         c/o Marshall & Ilsley Trust Co.
         Attn: Outsourcing
         P.O. Box 8020
         221 West College Avenue
         Appleton, WI  54913

                    INVESTMENT ADVISORY AND OTHER SERVICES
                    --------------------------------------

Investment Advisory Agreements
------------------------------

         The advisory services provided by the Investment Advisor of each Fund, and the fees received by it for such services, are described in the Prospectus. The Investment Advisor of each Fund may from time to time voluntarily waive a portion of it's advisory fees with respect to such Fund. In addition, if the total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Investment Advisor of such Fund will waive its fees and will reimburse such Fund in the amount of such excess to the extent required by such regulations. The Funds believe that no state currently limits the Funds' expenses.


         The investment advisory fees earned and waived by Chicago Trust and Montag & Caldwell, with respect to the applicable Funds for which each acts as Investment Advisor, are set forth below:


Fiscal year ended October 31, 1996:


======================================================================================================================
                                                                                   Net Advisory          Waived
                                                                                       Fees             Fees and
                                                        Gross Advisory Fees         Paid After         Reimbursed
                       FUND                             Earned by Advisors          Fee Waivers          Expenses
                       ----                             ------------------          -----------          --------
======================================================================================================================
Montag & Caldwell Growth Fund                                    $834,718           $800,071            $34,647
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Growth & Income Fund                             $1,324,207         $1,038,213           $285,994
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Talon Fund                                         $112,153            $16,856            $95,297
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Asset Allocation Fund                            $1,075,631           $815,487           $260,144
----------------------------------------------------------------------------------------------------------------------
Montag & Caldwell Balanced Fund                                  $195,796           $110,391            $85,405
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Bond Fund                                          $416,462           $190,705           $225,757
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Municipal Bond Fund                                 $67,672                 $0            $70,437
----------------------------------------------------------------------------------------------------------------------
Chicago Trust Money Market Fund                                  $821,513           $647,188           $174,325
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Fiscal year ended October 31, 1995:

===================================================================================================================
                                                                                   Net Advisory       Waived Fees
                                                                                        Fees               and
                                                        Gross Advisory Fees          Paid After         Reimbursed
                       FUND                             Earned by Advisors          Fee Waivers          Expenses
                       ----                             -------------------         -----------          --------
===================================================================================================================
Montag & Caldwell Growth Fund                                     $154,451            $45,631           $108,820
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Growth & Income Fund                                $222,466            $94,834           $127,632
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Talon Fund                                           $64,359                 $0           $139,529
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Asset Allocation Fund                               $121,079            $90,985            $30,094
-------------------------------------------------------------------------------------------------------------------
Montag & Caldwell Balanced Fund                                    $78,125                 $0           $129,051
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Bond Fund                                           $123,919                 $0           $165,348
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Municipal Bond Fund                                  $66,027                 $0           $138,875
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Money Market Fund                                   $638,608           $346,606           $292,002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Fiscal year ended October 31, 1994:

===================================================================================================================
                                                                                    Net Advisory       Waived Fees
                                                                                        Fees               and
                                                        Gross Advisory Fees          Paid After         Reimbursed
                       FUND                             Earned by Advisors          Fee Waivers          Expenses
                       ----                             ------------------          -----------          --------
===================================================================================================================
Chicago Trust Growth & Income Fund                                 $67,652                 $0            $97,661
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Talon Fund                                            $2,710                 $0            $22,096
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Bond Fund                                            $55,334                 $0           $122,337
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Municipal Bond Fund                                  $53,919                 $0           $107,003
-------------------------------------------------------------------------------------------------------------------
Chicago Trust Money Market Fund                                   $273,410           $110,079           $163,331
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

         Under the Advisory Agreements, the Investment Advisor of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         Each Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on sixty days' written notice to the Investment Advisor. An Investment Advisor may also terminate its advisory relationship with respect to a Fund on sixty days' written notice to the Company. Each Investment Advisory Agreement terminates automatically in the event of its assignment.

         Under each Investment Advisory Agreement, the Fund pays the following expenses: (1) the fees and expenses of the Company's disinterested directors;
(2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Investment Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian, Administrator, Sub-Administrator and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Company's legal existence and of shareowners' meetings; (12) expenses of preparation and distribution to existing shareowners of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.


         Chicago Title and Trust Company ("Chicago Title and Trust"), 171 North Clark Street, Chicago, Illinois 60601, an Illinois chartered trust company and a wholly-owned subsidiary of the Alleghany Corporation ("Alleghany"), provided investment advisory services to certain Funds of the Company since their respective inception dates through October 30, 1995. As described more fully below, The Chicago Trust Company ("Chicago Trust"), an Illinois corporation, assumed those responsibilities on October 30, 1995. Such Funds include: Chicago Trust Growth & Income Fund; Chicago Trust Asset Allocation Fund; Chicago Trust Bond Fund; Chicago Trust Municipal Bond Fund; Chicago Trust Money Market Fund; and Chicago Trust Talon Fund, with Talon Asset Management, Inc. serving as Sub-Advisor for that Fund.


         Chicago Title and Trust formed Alleghany Asset Management, Inc. ("AAM"), a wholly-owned subsidiary, to act as a holding company for certain of its financial services entities. On October 30, 1995, Chicago Title and Trust transferred substantially all of its fiduciary business and investment operations to Chicago Trust, a wholly-owned subsidiary of AAM. As part of such transfer, Chicago Trust assumed all of Chicago Title and Trust's obligations and liabilities under its existing Investment Advisory Agreements. Chicago Title and Trust entered into a Guaranty Agreement with the Company on behalf of each Fund for which it serves as Investment Advisor, pursuant to which it guarantees all the obligations and liabilities of Chicago Trust under such Agreements. The investment management operations with respect to the Company remain unchanged, and those persons or groups responsible for the investment management of the applicable Funds of the Company continue to have such responsibility for Chicago Trust.

         Chicago Trust managed approximately $6.0 billion in assets at December 31, 1996, consisting primarily of pension and profit sharing accounts, high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of Alleghany Corporation. Alleghany Corporation, located at Park Avenue Plaza, New York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

         As part of the corporate reorganization of Chicago Title and Trust Company described above, Montag & Caldwell, Inc. became an indirect wholly-owned subsidiary of Chicago Title and Trust Company. Prior to October 30, 1995, Montag & Caldwell, Inc. was a wholly-owned subsidiary of Alleghany Corporation.

Sub-Investment Advisory Agreement
---------------------------------

         Pursuant to a Sub-Advisory Agreement between The Chicago Trust Company and Talon, Talon provides an investment program for Chicago Trust Talon Fund, including investment research and the determination from time to time of the securities that will be purchased and sold by the Fund, subject to the supervision of The Chicago Trust Company and the Board of Trustees of the Company. Prior to December 23, 1996, as compensation for its services, Talon received from The Chicago Trust Company an annual fee of 0.40% of the first $8 million, 0.50% of the next $12 million, 0.70% of the next $230 million of the average daily net assets of this Fund, and 0.75% of such average daily net assets in excess of $250 million. Effective December 23, 1996, for months in which the Fund's average daily net assets exceed $18 million, the Investment Advisor will pay the Sub-Advisor a fee equal to 68.75% of the management fee that the Investment Advisor receives from the Fund, net of any expense reimbursement. For the months in which the Fund's average daily net assets are $18 million or less, the Sub- Advisor will receive no fee. During the fiscal years ended October 31, 1994, 1995 and 1996, Talon was paid $2,710, $37,762 and $15,109, respectively, for sub-investment advisory services rendered.

         Under the Sub-Advisory Agreement, Talon is not liable for any error of judgement or mistake of law or for any loss suffered by The Chicago Trust Company or the Funds in connection with the performance of the Sub- Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrator and Sub-Administrator
---------------------------------------

         As Administrator, Chicago Trust, 171 North Clark Street, Chicago Illinois 60601, provides certain administrative services to the Company pursuant to an Administration Agreement. FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, provides certain administrative services for the Funds and The Chicago Trust Company pursuant to a Sub-Administration Agreement.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds; (2) coordinating with and monitoring any other third parties furnishing services to the Funds; (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (5) preparing or supervising the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6)preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareowners of the Funds as required by applicable law; (7) preparing and, after approval by the Company, arranging for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law; (8) reviewing and submitting to the Officers of the Company for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof; and (9) taking such other action with respect to the Company or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.


         As compensation for services performed under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in the Prospectus) multiplied by the average daily net assets of the Company.

         The administrative fees earned and paid with respect to each Fund are set forth below:

                                                     Administrative           Administrative          Administrative
                      FUND                          Fees Paid During         Fees Paid During        Fees Paid During
                      ----
                                                           FYE                     FYE                     FYE
                                                    October 31, 1994         October 31, 1995        October 31, 1996
                                                    ----------------         ----------------        ----------------
================================================ =======================  ====================== ========================
Montag & Caldwell Growth Fund                                N/A                   $28,574                 $58,127
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Growth & Income Fund                       $20,017                   $35,261                $104,720
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Talon Fund                                  $3,373                   $27,445                  $9,096
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Asset Allocation Fund                          N/A                    $8,685                 $83,563
-------------------------------------------------------------------------------------------------------------------------
Montag & Caldwell Balanced Fund                              N/A                   $27,554                 $15,232
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Bond Fund                                  $20,017                   $30,042                 $41,966
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Municipal Bond Fund                        $20,017                   $27,050                  $6,481
-------------------------------------------------------------------------------------------------------------------------
Chicago Trust Money Market Fund                          $20,017                   $36,291                $113,018
-------------------------------------------------------------------------------------------------------------------------


The Underwriter


         FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, acts as an Underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of shares pursuant to the Underwriting Agreement approved by the Company's Trustees. Pursuant to its Underwriter Compensation Agreement with the Company, FPSB is paid an annual underwriter fee of $2,500 for each Class N Shares Fund and $2,000 for each Class I Shares Fund (currently $22,000 per annum total for eight Class N Shares Funds and one Class I Shares Fund), and certain other registration and transaction fees. For the fiscal years ended October 31, 1994, 1995 and 1996, an aggregate of $11,354, $18,125 and $20,833 was paid on behalf of the then-existing Funds.



Distribution Plan
-----------------

         The Board of Trustees of the Company has adopted Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund (except Chicago Trust Money Market Fund) to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets. To the Company's knowledge, no interested person of the Company, nor any of its Trustees who are not "interested persons", has a direct or indirect financial interest in the operation of the Plan. The Company anticipates that each Fund will benefit from additional shareholders and assets as a result of implementation of the Plan. The terms of such Plans are more fully described in the Prospectus under "DISTRIBUTION PLAN." Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 1996 are set forth below.

=================================================================================
                                                 Compensation      Compensation
                                 Distribution         to                to
      Fund         Printing        Services      Underwriters     Broker Dealers
      ----         --------        --------      ------------     --------------
=================================================================================
Montag
& Caldwell         $4,007.48      $10,175.41       $2,500.00        $43,848.92
Growth Fund
---------------------------------------------------------------------------------
Chicago
Trust Growth
& Income           $8,745.55      $10,579.37       $2,500.00        $4,971.57
Fund
---------------------------------------------------------------------------------
Chicago
Trust Talon        $1,114.85      $10,579.32       $2,500.00        $1,242.91
Fund
---------------------------------------------------------------------------------
Chicago
Trust Asset
Allocation         $6,723.18      $10,579.31       $2,500.00        $2,033.05
Fund
---------------------------------------------------------------------------------
Montag
& Caldwell
Balanced           $1,182.70      $10,579.32       $2,500.00       $23,158.45
Fund
---------------------------------------------------------------------------------
Chicago
Trust Bond         $3,501.97      $10,579.36       $2,500.00        $9,050.56
Fund
---------------------------------------------------------------------------------
Chicago
Trust
Municipal
Bond Fund            $506.85      $10,579.35       $2,500.00          $2.34
---------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Reimbursement
                      to                         Service
      Fund       Chicago Trust    Marketing     Providers           Total
      ----       -------------    ---------     ---------           -----
================ ============== ============= ============== ==================

Montag
& Caldwell         $39,002.63     $37,670.74     $71,023.48       $208,228.66
Growth Fund
---------------------------------------------------------------------------------
Chicago
Trust Growth
& Income           $118,005.52   $150,417.29    $116,711.34       $411,930.64
Fund
---------------------------------------------------------------------------------
Chicago
Trust Talon        $10,142.66     $8,254.18      $1,359.03         $35,192.95
Fund
---------------------------------------------------------------------------------
Chicago
Trust Asset
Allocation          $3,452.04     $87,643.22    $93,009.47        $205,940.27
Fund
---------------------------------------------------------------------------------
Montag
& Caldwell
Balanced           $13,046.62     $13,550.33    $24,280.18         $88,297.60
Fund
---------------------------------------------------------------------------------
Chicago
Trust Bond         $49,789.39     $39,015.67    $35,822.59        $150,259.54
Fund
---------------------------------------------------------------------------------
Chicago
Trust
Municipal          $6,931.57       $4,998.04         $0.00         $25,518.15
Bond Fund
---------------------------------------------------------------------------------

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
               ------------------------------------------------

         The Investment Advisor or Sub-Investment Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. The Investment Advisor, in placing trades for a Fund, will follow the Company's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts, and options.

         The Investment Advisor or Sub-Investment Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Advisor or Sub-Investment Advisor as the case may be in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The Investment Advisor and Sub-Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the investment advisor and sub-advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.



=======================================================================================================================
                                                         Brokerage               Brokerage              Brokerage
                       FUND                             Commissions             Commissions            Commissions
                       ----                            Paid During FYE        Paid During FYE        Paid During FYE
                                                      October 31, 1994        October 31, 1995       October 31, 1996
                                                      ----------------        ----------------       ----------------
================================================== ======================  ====================== ======================
Montag & Caldwell Growth Fund                                    N/A                 $50,125               $204,066
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Growth & Income Fund                           $22,555                 $13,723               $122,722
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Talon Fund                                      $6,176                 $49,652*               $40,019*
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Asset Allocation Fund                              N/A                     N/A                $66,370
------------------------------------------------------------------------------------------------------------------------
Montag & Caldwell Balanced Fund                                  N/A                 $15,328                $17,700
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Bond Fund                                          N/A                     N/A                    N/A
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Municipal Bond Fund                                N/A                     N/A                    N/A
------------------------------------------------------------------------------------------------------------------------
Chicago Trust Money Market Fund                                  N/A                     N/A                    N/A
------------------------------------------------------------------------------------------------------------------------

* Of this amount, $3,228 was paid to Talon Securities, Inc. ("TSI"), an affiliate of Talon Asset Management, Inc., the Fund's Sub-Investment Advisor. The amount of $3,228 paid by Chicago Trust Talon Fund represents: (a) 1.26% of the aggregate brokerage commissions received by TSI from all clients during the Fund's most recent fiscal year; and
         (b) 8.07% of the total commissions paid by Chicago Trust Talon Fund to all brokers through whom trades were placed during the Fund's most recent fiscal year.


Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Chicago Trust Talon Fund in which it is not expected to exceed 150%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for Federal income tax purposes.

         The portfolio turnover rates for the Funds for their most recent fiscal periods may be found under "FINANCIAL HIGHLIGHTS" in the Prospectus. Chicago Trust Talon Fund experienced a portfolio turnover rate of 126.83% for the fiscal year ended October 31, 1996 (vs. 229.43% for the year ended October 31, 1995 and 33.66% for the year ended October 31, 1994) The Fund is periodically re-positioned in the market as it seeks capital preservation, value and competitive performance. Portfolio trades are executed in accordance with the Fund's investment objective, in the best judgement of management.

                                     TAXES
                                     -----

         Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         To the extent such Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareowners in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareowners of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

         The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts". Any gains or losses on
Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         Shareowners will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareowners as ordinary income. Distributions of net capital gains (the excess of net capital gains over net short-term capital losses), if any, will be taxable to shareowners as long-term capital gains, without regard to how long a shareowner has held shares of a Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareowner with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction for corporations, provided however, that those shares have been held for at least 45 days.

         An investment in Chicago Trust Municipal Bond Fund is not intended to constitute a balanced investment program. Shares of this Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and IRAs since such plans and accounts are generally tax-exempt and, therefore, not only would the shareowner receive less income and not gain any benefit from the Fund's dividend being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed.

         In order for Chicago Trust Municipal Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within sixty days after the close of its taxable year, the Fund will notify its shareowners of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year.

         The Funds will notify shareowners each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which qualify for the 70% deduction.

         Dividends and distributions also may be subject to state and local taxes. Shareowners are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

         The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                            PERFORMANCE INFORMATION
                            -----------------------
In General
----------

         From time to time, the Company may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareowners. The Company may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Company may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         From time to time, the yield and total return of a Fund may be quoted in advertisements, shareowner reports or other communications to shareowners.

Total Return Calculations
-------------------------

         The Funds that compute their average annual total returns do so by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                              ERV   1/n
            Average Annual Total Return  = ( ----- )     -1
                                               P

        Where:     ERV  = ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P    = hypothetical initial payment of $1,000.

                   n    = period covered by the computation, expressed in terms
                          of years.

         The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                               ERV
                    Aggregate Total Return = (-----) -1
                                                P

         Where:   ERV   = ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P     = hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareowners must pay on a current basis.

         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareowners should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.



         The average annual total returns for the Funds which quote such performance were as follows for the periods shown:



-------------------------------------------------------------------------------
                                                 12/13/93*        11/01/95
                SERIES                            through         through
                ------                           10/31/96        10/31/96
-------------------------------------------------------------------------------
  Chicago Trust Growth & Income Fund             19.31%/(1)/       26.98%
-------------------------------------------------------------------------------
        Chicago Trust Bond Fund                   5.79%/(1)/        5.76%
-------------------------------------------------------------------------------
   Chicago Trust Municipal Bond Fund              3.71%/(1)/        3.59%
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  9/19/94*        11/01/95
                SERIES                            through         through
                ------                            10/31/96        10/31/96
------------------------------------------------------------------------------
       Chicago Trust Talon Fund                  22.73%/(1)/       26.51%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 11/02/94*         11/01/95
                SERIES                            through           through
                ------                           10/31/96          10/31/96
------------------------------------------------------------------------------
 Montag & Caldwell Growth Fund Class N           30.98%/(1)/        29.91%
------------------------------------------------------------------------------
    Montag & Caldwell Balanced Fund              22.11%/(1)/        20.37%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 9/21/95*          11/01/95
                SERIES                            through           through
                ------                           10/31/96          10/31/96
------------------------------------------------------------------------------
  Chicago Trust Asset Allocation Fund            16.46%/(1)/        17.21%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 6/28/96*
                SERIES                            through
                ------                           10/31/96
------------------------------------------------------------------------------
 Montag & Caldwell Growth Fund Class I           31.61%/(1)/
------------------------------------------------------------------------------

*        Applicable Commencement of Operations
/(1)/    Annualized

Yield of Chicago Trust Money Market Fund
----------------------------------------

         As summarized in the Prospectus, the yield of this Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in shares of the Fund at the same rate as net income is earned for the base period.


         The yield and effective yield of Chicago Trust Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above. For the seven-day period ended October 31, 1996, Chicago Trust Money Market Fund had a yield of 4.93% and an effective yield of 4.97%.


Yields of Chicago Trust Bond Fund and Chicago Trust Municipal Bond Fund
-----------------------------------------------------------------------

         The yield of each of these Funds is calculated by dividing the net investment income per share (as described below) earned by the Fund during a thirty-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

This calculation can be expressed as follows:

                                                        6
                    YIELD =  2  [ ( a - b  + 1) - 1  ]
                                   -------
                                     cd

         Where:   a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period (net of
                           reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that

Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains thirty days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareowner accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.



         For the thirty-day period ended October 31, 1996, Chicago Trust Bond Fund had a yield of 6.09%.

         For the thirty-day period ended October 31, 1996, Chicago Trust Municipal Bond Fund had a yield of 3.67% .


Tax-Equivalent Yield
--------------------

         The "tax-equivalent yield" of Chicago Trust Municipal Bond Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding to that figure to that portion, if any, of the yield that is not exempt from Federal income tax.

         The tax-equivalent yield of this Fund reflects the taxable yield that an investor at the stated marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from Chicago Trust Municipal Bond Fund. Before investing in this Fund, you may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax yield. To do this, divide the yield on the tax-free investment by the decimal determined by subtracting from 1 the highest Federal tax rate you pay. For example, if the tax-free yield is 5% and your maximum tax bracket is 36%, the computation is:

  5% Tax-Free Yield - (1/.36 Tax Rate) = 5%/.64% = 7.81% Tax Equivalent Yield

         In this example, your after-tax return would be higher from the 5% tax-free investment if available taxable yields are below 7.81%. Conversely, the taxable investment would provide a higher yield when taxable yields exceed 7.81%.

         For the thirty-day period ended October 31, 1995, Chicago Trust Municipal Bond Fund had a tax-equivalent yield of 5.65%, based on the tax-free yield of 3.62% shown above, and assuming a shareowner is at the 36% Federal income tax rate.

                               OTHER INFORMATION
                               -----------------

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

Custodian
---------

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 serves as Custodian of the Company's assets pursuant to a Custodian Agreement. Under such Agreement, UMB: (i) maintains a separate account or accounts in the name of each Fund; (ii) holds and transfers portfolio securities on account of each Fund;
(iii) accepts receipts and makes disbursements of money on behalf of each Fund;
(iv) collects and receives all income and other payments and distributions on account of each Fund's securities; and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Reports to Shareowners
----------------------

         Shareowners will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent certified public accountants. Inquiries regarding the Funds may be directed to the Investment Advisor or the Administrator at (800) 992-8151.

         KPMG Peat Marwick LLP, 303 Wacker Drive, Chicago, Illinois are the Fund's independent public accountants and audit and report on the Company's annual financial statement.

                                                                    Appendix "A"
                                                                    ============


                           - FINANCIAL STATEMENTS -

                                      for

                         Montag & Caldwell Growth Fund

                      Chicago Trust Growth & Income Fund

                           Chicago Trust Talon Fund

                      Chicago Trust Asset Allocation Fund

                        Montag & Caldwell Balanced Fund

                            Chicago Trust Bond Fund

                       Chicago Trust Municipal Bond Fund

                        Chicago Trust Money Market Fund


                               Fiscal Year Ended
                               October 31, 1996


                           ------------------------

                         ANNUAL REPORT TO SHAREOWNERS

                              ------------------

                                                                    Appendix "B"

           MONTAG & CALDWELL GROWTH FUND (INSTITUTIONAL SERIES ONLY)
                            New Account Application

For assistance with this application, call us at 800-992-8151.

1. REGISTRATION
  Corporations, Partnerships, Trusts and Others

   _________________________________   __________________________________
   Name of Legal Entity                Taxpayer Identification Number

   _________________________________   __________________________________
   Name of Fiduciary                   Name of Fiduciary

   _________________________________
   Date of Trust (month, day, year)

2. MAILING ADDRESS


   _____________________________________________________________________________
   Street                          City               State        ZIP Code

   _________________________________   _________________________________________
   Daytime Telephone                   Internet Address

   Domiciled in   [ ] U.S.     [ ] Other (please specify)_______________________

   Send Duplicate Statements To:

   _____________________________________________________________________________
   Name                                   Company

   _____________________________________________________________________________
   Street                        City               State        ZIP Code

3. INVESTMENT INFORMATION

   Fund Name                                                  Amount
   ---------                                                  ------

   Montag & Caldwell Growth Fund - I Shares               --------------
   For Wire Instructions please refer to Prospectus.

                              Distribution Options
            Capitol Gains        Capitol Gains         Capitol Gains
            and Dividends          Reinvested          and Dividends
             Reinvested        Dividends, in Cash         in Cash
             ----------        ------------------         -------
               [_]                  [_]                     [_]
                     Dividends and Capital Gains will be
                     reinvested unless otherwise specified.

4. TELEPHONE REDEMPTION

   ___ I (we) authorize Fund/Plan Services to honor telephone instructions for my (our) account and to wire redemption proceeds per my (our) instructions below: Neither the Fund nor Fund/Plan Services will be liable for properly acting upon telephone instructions believed to be genuine.

   _____________________________  ______________________________________________
   Bank Account Number            Name of Bank

   _____________________________________________________________________________
   Street Address             City          State          ZIP Code

   Bank's ABA Number (9 digits)_________________________________________________

   Signature(s) of Bank Account owner(s) or Trustee(s)__________________________

                                                      __________________________

5. ACKNOWLEDGMENT AND SIGNATURE

   Each Owner Must Sign This Section.

   I am (we are) of legal age, have received and read the Prospectus, and agree to the terms therein. Under penalties of perjury, the account owner hereby certifies that (1) the Tax ID number is correct and (2) the account owner is not subject to backup withholding because (a) the account owner has not been notified of being subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has provided notification that the account owner is no longer subject to backup withholding. (The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup witholding.)

   _____________________________________________________________________________
   Signature of Partner, Trustees or Other  Signature of Joint Owner, Partner,
                                            Trustee or Other
                                            ____________________________________
                                                                  Date

6. FOR INVESTMENT DEALER INFORMATION ONLY

   _________________________________   _________________________________________
   Firm Name                           Branch/Branch #

   _____________________________________________________________________________
   Branch Address             City          State              ZIP Code

   ___________________________  ________________________________________________
   Rep#                         Rep's Last Name

   Mail Completed Application to: "CT&T FUNDS", c/o FPS Broker Services, Inc. P.O. Box 3200, King of Prussia, PA 19406-0903

7. ACKNOWLEDGMENT AND SIGNATURE
    Each owner must sign this section.
    I am (we are) of legal age, have received and read the Prospectus for the funds in which I am (we are) investing and agree to the terms therein. Under penalties of perjury, the account owner hereby certifies that (1) the Tax
    ID number is correct and (2) the account owner is not subject to backup withholding because (a) the account owner has not been notified of being subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has provided notification that the account owner is no longer subject to backup withholding. (The internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.)


    ----------------------------------------------------------   --------------
    Signature of Individual     Signature of Joint Owner            Date

    ----------------------------------------------------------   --------------
    Signature of Partner, Trustees or Other                         Date

8. FOR INVESTMENT DEALER INFORMATION ONLY

   -------------------------------------------   ------------------------------
   Firm name                                     Branch/Branch #

   ----------------------------------------------------------------------------
   Branch Address

   ----------------------------------------------------------------------------
   City                                        State        ZIP Code

   ---------------------------   ----------------------------------------------
   Rep#                          Rep's Last Name

                                 ANNUAL REPORT
                                OCTOBER 31, 1996


                 Montag & Caldwell Growth Fund
                 Chicago Trust Growth & Income Fund
                 Chicago Trust Talon Fund
                 Chicago Trust Asset Allocation Fund
                 Montag & Caldwell Balanced Fund
                 Chicago Trust Bond Fund
                 Chicago Trust Municipal Bond Fund
                 Chicago Trust Money Market Fund



                                   CT&T FUNDS

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                 (800) 992-8151

CT&T FUNDS -- SHAREOWNERS BENEFITS
-------------------------------------------------------------------------------

The CT&T Family of Funds offers a variety of special features and options for shareowners. If you have not already signed up for these features and wish to do so, a customer service representative can provide you with the form you need to access any of our free shareowner options (800-992-8151).

LOW MINIMUM INVESTMENTS
The minimum initial investment and any subsequent investment is $50.

AUTOMATIC DIVIDEND REINVESTMENT
You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge. Or, if you prefer to receive your earnings in cash, you may elect to receive regular distributions of your dividends and capital gain payments.

EXCHANGE PRIVILEGES
Should market conditions or your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

SAVINGS FOR RETIREMENT
Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

CHECK WRITING
Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.

AUTOMATIC INVESTMENT
You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Fund.

               For Additional Information about CT&T Funds call:
                                (800) 992-8151

                                Distributed by:
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

CT&T FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                         SHARES       VALUE
                                                       ----------- ------------
COMMON STOCK - 95.55%
COMMERCIAL SERVICES - 2.53%
Manpower, Inc. .......................................     195,000 $  5,533,125
                                                                   ------------
COMPUTERS/OFFICE EQUIPMENT - 27.52%
Adaptec, Inc.*........................................      74,500    4,535,187
Cisco Systems, Inc.*..................................     103,000    6,373,125
Electronic Arts, Inc.*................................     121,300    4,548,750
Electronic Data Systems Corp. ........................     133,400    6,003,000
Intel Corp. ..........................................      90,000    9,888,750
Microsoft Corp.*......................................      55,000    7,548,750
Oracle Systems Corp.*.................................     147,000    6,219,938
Seagate Technology, Inc.* ............................     135,100    9,017,925
Solectron Corp.*......................................     113,000    6,045,500
                                                                   ------------
                                                                     60,180,925
                                                                   ------------
CONSUMER DURABLES - 1.48%
Harley Davidson, Inc. ................................      71,900    3,244,488
                                                                   ------------
CONSUMER NON-DURABLES - 12.74%
CUC International, Inc.*..............................     156,150    3,825,675
Gillette Co. .........................................      87,900    6,570,525
Interpublic Group of Companies, Inc. .................      87,000    4,219,500
Mattel, Inc. .........................................     160,000    4,620,000
Procter & Gamble Co. .................................      87,000    8,613,000
                                                                   ------------
                                                                     27,848,700
                                                                   ------------
ELECTRICAL EQUIPMENT - 2.14%
Duracell International, Inc. .........................      70,000    4,672,500
                                                                   ------------
ENTERTAINMENT & LEISURE - 3.06%
Walt Disney Co. ......................................     101,700    6,699,488
                                                                   ------------
FINANCIAL SERVICES - 6.77%
American Express Co. .................................     136,100    6,396,700
Federal National Mortgage Association ................     118,300    4,628,487
First Data Corp. .....................................      47,400    3,780,150
                                                                   ------------
                                                                     14,805,337
                                                                   ------------
FOOD & BEVERAGE - 11.79%
Coca-Cola Co. ........................................     154,900    7,822,450
McDonald's Corp. .....................................     110,000    4,881,250
Pioneer Hi-Bred International, Inc. ..................      64,700    4,342,987
Sysco Corp. ..........................................     140,000    4,760,000
Wrigley, Wm. Jr., Co. ................................      66,100    3,982,525
                                                                   ------------
                                                                     25,789,212
                                                                   ------------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES        VALUE
                                                     -----------  ------------
COMMON STOCK--CONTINUED
HEALTH CARE - 3.06%
Johnson & Johnson .................................      136,000  $  6,698,000
                                                                  ------------
LODGING - 1.53%
Marriott International, Inc. ......................       58,700     3,338,562
                                                                  ------------
MEDICAL SUPPLIES - 2.94%
Medtronic, Inc. ...................................       99,800     6,424,625
                                                                  ------------
PHARMACEUTICALS - 9.23%
Eli Lilly & Co. ...................................       96,100     6,775,050
Merck & Co., Inc. .................................       92,200     6,834,325
Pfizer, Inc. ......................................       79,300     6,562,075
                                                                  ------------
                                                                    20,171,450
                                                                  ------------
RESTAURANTS - 1.35%
Cracker Barrel Old Country Store, Inc. ............      145,000     2,954,375
                                                                  ------------
RETAIL - 4.81%
Home Depot, Inc. ..................................      112,500     6,159,375
The Gap, Inc. .....................................      150,000     4,350,000
                                                                  ------------
                                                                    10,509,375
                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT - 4.60%
Ericsson (LM) Telefonaktiebolaget ADR .............      159,300     4,400,663
U.S. Robotics, Corp. ..............................       90,000     5,658,750
                                                                  ------------
                                                                    10,059,413
                                                                  ------------
TOTAL COMMON STOCK (COST $176,216,289).............                208,929,575
                                                                  ------------
MONEY MARKET FUND - 1.75% (COST $3,819,306)
Fidelity U.S. Government Reserves..................    3,819,306     3,819,306
                                                                  ------------
                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
REPURCHASE AGREEMENT - 2.95% (COST $6,446,000)
United Missouri Bank, U.S. Treasury Notes,
 $6,521,000 par, 5.125% coupon, due 06/30/98, dated
 10/31/96, to be sold on 11/01/96 at $6,446,958....  $ 6,446,000     6,446,000
                                                                  ------------
TOTAL INVESTMENTS - 100.25% (COST $186,481,595)/1/.                219,194,881
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.25%).                   (544,986)
                                                                  ------------
NET ASSETS - 100.00%...............................               $218,649,895
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $186,489,005; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $35,214,277
 Gross unrealized depreciation.....................   (2,508,401)
                                                     -----------
  Net unrealized appreciation......................  $32,705,876
                                                     ===========

* Non-income producing security.
See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK - 93.55%
CHEMICALS - 1.99%
Praxair, Inc. .............................................  92,400 $  4,088,700
                                                                    ------------
COMPUTERS/OFFICE EQUIPMENT - 9.33%
Cisco Systems, Inc.*.......................................  60,400    3,737,250
Computer Sciences Corp.*...................................  58,600    4,351,050
Electronic Data Systems Corp. .............................  75,500    3,397,500
Microsoft Corp.*...........................................  55,700    7,644,825
                                                                    ------------
                                                                      19,130,625
                                                                    ------------
CONSUMER DURABLES - 2.78%
Harley Davidson, Inc. ..................................... 126,600    5,712,825
                                                                    ------------
CONSUMER NON-DURABLES - 12.06%
Cintas Corp................................................  20,000    1,165,000
Gillette Co. ..............................................  84,400    6,308,900
Mattel, Inc. .............................................. 155,000    4,475,625
Newell Co. ................................................ 234,100    6,642,588
Procter & Gamble Co. ......................................  62,000    6,138,000
                                                                    ------------
                                                                      24,730,113
                                                                    ------------
ELECTRICAL/ELECTRONICS - 3.27%
General Electric Co. ......................................  69,400    6,714,450
                                                                    ------------
ENERGY - 6.94%
Exxon Corp. ...............................................  66,400    5,884,700
Royal Dutch Petroleum Co. - NY Registered* ................  50,500    8,351,437
                                                                    ------------
                                                                      14,236,137
                                                                    ------------
ENTERTAINMENT & LEISURE - 2.07%
Carnival Corp. CL A ....................................... 141,000    4,247,625
                                                                    ------------
FINANCIAL SERVICES - 13.04%
Federal Home Loan Mortgage Corp. ..........................  74,850    7,559,850
First Data Corp. ..........................................  28,000    2,233,000
Green Tree Financial Corp. ................................ 181,000    7,172,125
MBNA Corp. ................................................  70,350    2,655,713
Norwest Corp. ............................................. 162,600    7,134,075
                                                                    ------------
                                                                      26,754,763
                                                                    ------------
FOOD & BEVERAGE - 5.50%
Coca-Cola Co. ............................................. 100,400    5,070,200
Richfood Holdings, Inc.....................................  64,500    1,556,062
Sysco Corp. ............................................... 137,000    4,658,000
                                                                    ------------
                                                                      11,284,262
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK - CONTINUED


HEALTH CARE - 3.58%
Cardinal Health, Inc. .....................................  31,000 $  2,433,500
Health Management Associates, Inc. CL A*................... 143,250    3,151,500
PacifiCare Health Systems, Inc. CL B*......................  25,000    1,756,250
                                                                    ------------
                                                                       7,341,250
                                                                    ------------
INSURANCE - 5.50%
American International Group, Inc. ........................  68,650    7,457,106
General Re Corp. ..........................................  25,950    3,821,138
                                                                    ------------
                                                                      11,278,244
                                                                    ------------
MANUFACTURING - 7.67%
Federal Signal Corp. ...................................... 115,000    2,961,250
Illinois Tool Works, Inc. ................................. 114,000    8,008,500
Pall Corp. ................................................ 186,000    4,766,250
                                                                    ------------
                                                                      15,736,000
                                                                    ------------
PAPER/WOOD PRODUCTS - 2.79%
Kimberly Clark Corp. ......................................  61,400    5,725,550
                                                                    ------------
PHARMACEUTICALS - 6.04%
Merck & Co., Inc. .........................................  57,000    4,225,125
Pfizer, Inc. ..............................................  98,800    8,175,700
                                                                    ------------
                                                                      12,400,825
                                                                    ------------
RETAIL - 3.61%
Walgreen Co. .............................................. 196,000    7,399,000
                                                                    ------------
SCIENTIFIC & TECHNOLOGICAL INSTRUMENTS - 3.00%
Raytheon Co. .............................................. 125,000    6,156,250
                                                                    ------------
SERVICE - 2.69%
Service Corp. International................................ 193,500    5,514,750
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT - 1.69%
U.S. Robotics, Corp. ......................................  55,000    3,458,125
                                                                    ------------
TOTAL COMMON STOCK (COST $148,289,691).....................          191,909,494
                                                                    ------------



See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                     -----------  ------------
REPURCHASE AGREEMENT - 7.81% (COST $16,023,000)
J.P. Morgan, U.S. Treasury Notes, $16,083,000 par,
 6.250% coupon, due 8/31/00, dated 10/31/96, to be
 sold on 11/01/96 at $16,025,515...................  $16,023,000  $ 16,023,000
                                                                  ------------
TOTAL INVESTMENTS - 101.36% (COST $164,312,691)/1/.                207,932,494
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (1.36%).                 (2,799,177)
                                                                  ------------
NET ASSETS - 100.00%...............................               $205,133,317
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $164,312,691; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $44,406,208
 Gross unrealized depreciation.....................     (786,405)
                                                     -----------
  Net unrealized appreciation......................  $43,619,803
                                                     ===========

*Non-income producing security.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - 73.40%
APPAREL - 4.49%
Gymboree Corp.*.........................................     25,000 $   781,250
                                                                    -----------
BIOTECHNOLOGY - 6.58%
Immune Response Corp.*..................................     20,000     145,000
North American Vaccine, Inc.*...........................     45,000   1,001,250
                                                                    -----------
                                                                      1,146,250
                                                                    -----------
BUILDING MATERIALS - 3.88%
Ply-Gem Industries, Inc. ...............................     55,200     676,200
                                                                    -----------
CABLE TELEVISION - 0.11%
Tescorp, Inc. ..........................................      4,902      19,239
                                                                    -----------
ELECTRICAL/ELECTRONICS - 4.87%
Berg Electronics Corp.*.................................     30,000     847,500
                                                                    -----------
FINANCIAL SERVICES - 6.37%
Data Broadcasting Corp.* ...............................     60,000     450,000
St. Paul Bancorp, Inc. .................................     25,000     659,375
                                                                    -----------
                                                                      1,109,375
                                                                    -----------
HEALTH CARE & EQUIPMENT - 4.39%
Cardinal Health, Inc. ..................................      6,505     510,642
Cerner Corp.*...........................................     21,000     254,625
                                                                    -----------
                                                                        765,267
                                                                    -----------
HOMEBUILDING - 1.82%
Falcon Building Products, Inc. CL A*....................     27,000     317,250
                                                                    -----------
INDUSTRIAL MATERIALS - 2.71%
W.H. Brady Co. CL A.....................................     20,000     472,500
                                                                    -----------
INSURANCE - 5.53%
Danielson Holdings Corp.* ..............................     56,500     296,625
Risk Capital Holdings, Inc.* ...........................     37,000     666,000
                                                                    -----------
                                                                        962,625
                                                                    -----------
OIL FIELD SERVICES/EQUIPMENT - 2.21%
Cliffs Drilling Co.*....................................      9,000     385,875
                                                                    -----------
PHARMACEUTICALS - 2.23%
Elan Corp., PLC *.......................................     14,000     388,500
                                                                    -----------
RESTAURANTS - 2.80%
Daka International, Inc.* ..............................     55,000     488,125
                                                                    -----------
RETAILING-DRUG STORE - 8.48%
Arbor Drugs, Inc. ......................................     32,000     724,000
Revco D.S., Inc.* ......................................     25,000     753,125
                                                                    -----------
                                                                      1,477,125
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES       VALUE
                                                       ----------  -----------
COMMON STOCK - CONTINUED
RETAILING-SPECIALTY - 5.41%
Starbucks Corp.* .....................................     29,000  $   942,500
                                                                   -----------
SCIENTIFIC & TECH INSTRUMENTS - 3.16%
Robotic Vision Systems, Inc.* ........................     55,000      550,000
                                                                   -----------
TECHNOLOGY - 4.86%
Applied Materials, Inc.* .............................     32,000      846,000
                                                                   -----------
TELECOMMUNICATIONS-LONG DISTANCE - 3.50%
WorldCom, Inc.* ......................................     25,000      609,375
                                                                   -----------
TOTAL COMMON STOCK (COST $10,361,811).................              12,784,956
                                                                   -----------
PREFERRED STOCK - 2.14% (COST $300,000)
Tescorp., Inc. 8.000%, Conv. Pfd......................      3,000      372,000
                                                                   -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
REPURCHASE AGREEMENT - 2.91% (COST $507,000)
United Missouri Bank, U.S. Treasury Notes, $513,000
 par, 5.125% coupon, due 06/30/98, dated 10/31/96, to
 be sold on 11/01/96 at $507,075...................... $  507,000      507,000
                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS - 19.96%
U.S. TREASURY BILLS - 14.15%
4.950%, 01/09/97......................................  1,500,000    1,485,475
5.190%, 04/03/97......................................  1,000,000      978,226
                                                                   -----------
                                                                     2,463,701
                                                                   -----------
U.S. TREASURY NOTES - 5.81%
6.375%, 05/15/99......................................  1,000,000    1,012,180
                                                                   -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,461,124)...               3,475,881
                                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.86% (COST
 $324,263)
FEDERAL HOME LOAN BANK
4.407%, 01/21/97......................................    325,000      324,490
                                                                   -----------
TOTAL INVESTMENTS - 100.27% (COST $14,954,198)/1/.....              17,464,327
                                                                   -----------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.27%)....                 (46,652)
                                                                   -----------
NET ASSETS - 100.00%..................................             $17,417,675
                                                                   ===========
/1/Aggregate cost for federal income tax purposes is
 $14,954,198; and net unrealized appreciation is as
 follows:
 Gross unrealized appreciation........................ $2,848,479
 Gross unrealized depreciation........................   (338,350)
                                                       ----------
  Net unrealized appreciation......................... $2,510,129
                                                       ==========

*Non-income producing security.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
COMMON STOCK - 55.17%
CHEMICALS - 1.13%
Praxair, Inc. .............................................. 40,000 $ 1,770,000
                                                                    -----------
COMPUTERS/OFFICE EQUIPMENT - 5.64%
Cisco Systems, Inc.* ....................................... 40,000   2,475,000
Computer Sciences Corp.* ................................... 25,000   1,856,250
Hewlett-Packard Co. ........................................ 40,000   1,765,000
Microsoft Corp.* ........................................... 20,000   2,745,000
                                                                    -----------
                                                                      8,841,250
                                                                    -----------
CONSUMER DURABLES - 1.58%
Harley Davidson, Inc. ...................................... 55,000   2,481,875
                                                                    -----------
CONSUMER NON-DURABLES - 7.59%
CUC International, Inc.* ................................... 60,000   1,470,000
Gillette Co. ............................................... 50,000   3,737,500
Mattel, Inc. ............................................... 55,000   1,588,125
Newell Co. ................................................. 75,000   2,128,125
Procter & Gamble Co. ....................................... 30,000   2,970,000
                                                                    -----------
                                                                     11,893,750
                                                                    -----------
ELECTRICAL/ELECTRONICS - 3.00%
General Electric Co. ....................................... 30,000   2,902,500
Molex, Inc. ................................................ 50,000   1,800,000
                                                                    -----------
                                                                      4,702,500
                                                                    -----------
ENERGY - 5.82%
Amoco Corp. ................................................ 30,000   2,272,500
Exxon Corp. ................................................ 25,000   2,215,625
Royal Dutch Petroleum Co. - NY Registered*.................. 13,000   2,149,875
Schlumberger, Ltd. ......................................... 25,000   2,478,125
                                                                    -----------
                                                                      9,116,125
                                                                    -----------
ENTERTAINMENT & LEISURE - 1.35%
Carnival Corp. ............................................. 70,000   2,108,750
                                                                    -----------
FINANCIAL SERVICES - 7.77%
Federal Home Loan Mortgage Corp. ........................... 28,000   2,828,000
First Data Corp. ........................................... 25,000   1,993,750
Green Tree Financial Corp. ................................. 55,000   2,179,375
MBNA Corp. ................................................. 67,500   2,548,125
Norwest Corp. .............................................. 60,000   2,632,500
                                                                    -----------
                                                                     12,181,750
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
COMMON STOCK - CONTINUED
FOOD & BEVERAGE - 4.20%
Coca-Cola Co. .............................................. 60,000 $  3,030,000
Lancaster Colony Corp. ..................................... 45,000    1,687,500
Sysco Corp. ................................................ 55,000    1,870,000
                                                                    ------------
                                                                       6,587,500
                                                                    ------------
INSURANCE - 3.14%
American International Group, Inc. ......................... 25,000    2,715,625
General Re Corp. ........................................... 15,000    2,208,750
                                                                    ------------
                                                                       4,924,375
                                                                    ------------
MANUFACTURING - 5.23%
Boeing Co. ................................................. 20,000    1,907,500
Federal Signal Corp......................................... 75,000    1,931,250
Illinois Tool Works, Inc. .................................. 40,000    2,810,000
Pall Corp. ................................................. 60,000    1,537,500
                                                                    ------------
                                                                       8,186,250
                                                                    ------------
MEDICAL SUPPLIES - 1.23%
Medtronic, Inc. ............................................ 30,000    1,931,250
                                                                    ------------
PHARMACEUTICALS - 4.56%
Abbott Laboratories......................................... 40,000    2,025,000
Merck & Co., Inc. .......................................... 30,000    2,223,750
Pfizer, Inc. ............................................... 35,000    2,896,250
                                                                    ------------
                                                                       7,145,000
                                                                    ------------
RETAIL - 1.81%
Walgreen Co. ............................................... 75,000    2,831,250
                                                                    ------------
TELECOMMUNICATION SERVICES - 1.12%
AT&T Corp. ................................................. 35,000    1,220,625
Lucent Technologies, Inc.................................... 11,342      533,074
                                                                    ------------
                                                                       1,753,699
                                                                    ------------
TOTAL COMMON STOCK (COST $68,404,875).......................          86,455,324
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                        AMOUNT       VALUE
                                                      ----------- ------------
REPURCHASE AGREEMENT - 5.65% (COST $8,854,000)
J.P. Morgan, U.S. Treasury Bills, $8,964,000 par,
 5.625% coupon, due 11/30/00, dated 10/31/96, to be
 sold on 11/01/96 at $8,855,390...................... $ 8,854,000 $  8,854,000
                                                                  ------------
FIXED INCOME SECURITIES - 39.27%
U.S. GOVERNMENT OBLIGATIONS - 5.83%
U.S. TREASURY NOTES - 5.16%
4.375%, 11/15/96.....................................     500,000      499,880
5.625%, 08/31/97.....................................   1,000,000    1,001,000
8.750%, 10/15/97.....................................   1,000,000    1,029,900
9.000%, 05/15/98.....................................   1,000,000    1,048,970
8.000%, 08/15/99.....................................   1,000,000    1,053,400
6.375%, 01/15/00.....................................   1,000,000    1,013,570
5.250%, 01/31/01.....................................   1,500,000    1,460,370
5.875%, 02/15/04.....................................   1,000,000      978,200
                                                                  ------------
                                                                     8,085,290
                                                                  ------------
U.S. TREASURY BONDS - 0.67%
7.125%, 02/15/23.....................................   1,000,000    1,046,970
                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $9,139,613)..                9,132,260
                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.27%
FEDERAL HOME LOAN BANK - 0.33%
9.200%, 08/25/97.....................................     500,000      514,220
                                                                  ------------


FEDERAL HOME LOAN MORTGAGE CORP. - 5.32%
5.500%, 08/15/04, CMO REMIC..........................     600,000      593,688
5.850%, 02/21/06.....................................   1,000,000      949,680
6.500%, 09/15/07, CMO REMIC..........................   1,000,000      998,717
7.500%, 04/01/08.....................................     658,404      669,944
6.500%, 06/01/09.....................................   1,209,678    1,194,301
7.500%, 11/01/10.....................................   1,165,602    1,186,517
5.150%, 11/15/12, CMO REMIC..........................   1,128,291    1,120,252
7.000%, 07/01/13.....................................     680,404      671,961
7.000%, 11/15/13, CMO PAC--Interest Only.............   1,848,197       97,271
6.000%, 12/15/23, CMO REMIC..........................   1,000,000      859,812
                                                                  ------------
                                                                     8,342,143
                                                                  ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
FIXED INCOME SECURITIES - CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.90%
6.000%, 06/25/02, CMO REMIC...........................  $ 1,800,000 $  1,796,807
6.250%, 07/25/02, CMO REMIC...........................      884,992      884,169
6.900%, 12/25/03, CMO REMIC...........................      901,763      913,982
7.000%, 07/25/17, CMO PAC--Interest Only .............    1,519,792      159,457
9.000%, 05/01/25......................................      748,836      786,592
                                                                    ------------
                                                                       4,541,007
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.72%
7.000%, 06/15/08......................................      612,129      615,270
8.000%, 03/15/17......................................      777,215      794,084
8.000%, 06/15/17......................................    1,125,986    1,150,632
7.500%, 04/15/23......................................    2,271,172    2,279,561
7.000%, 09/15/23......................................    1,818,304    1,789,213
7.000%, 10/15/23......................................    2,530,484    2,483,829
6.500%, 03/15/26......................................    1,483,925    1,420,394
                                                                    ------------
                                                                      10,532,983
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $23,987,489).........................................                23,930,353
                                                                    ------------
GOVERNMENT TRUST CERTIFICATES - 0.91%
GTC Greece, 8.000%, 05/15/98--Class G-2...............      347,275      347,709
GTC Israel, 9.250%, 11/15/01--Class 1-C...............    1,000,000    1,073,750
                                                                    ------------
TOTAL GOVERNMENT TRUST CERTIFICATES (COST $1,445,800).                 1,421,459
                                                                    ------------
ASSET BACKED NOTES - 0.62% (COST $971,976)
Chemical Master Credit Card Trust, Class A, 5.550%,
 09/15/03.............................................    1,000,000      973,926
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.40% (COST
 $605,906)
Midland Realty Acceptance Corp., 7.475%, 08/25/28.....      600,000      620,062
                                                                    ------------
CORPORATE BONDS, NOTES AND DEBENTURES - 16.24%
AIRLINES - 0.31%
Delta Airlines, Inc. Equipment Trust Bonds, 8.540%,
 01/02/07.............................................      452,212      488,218
                                                                    ------------
CONSUMER NON-DURABLES - 0.26%
Philip Morris Cos., Inc. Notes, 7.125%, 10/01/04......      400,000      404,000
                                                                    ------------
ENTERTAINMENT - 0.32%
Time Warner, Inc. - 144A Preferred Stock/Sinking Fund,
 10.250%, 07/01/16....................................      471,000      498,082
                                                                    ------------
EQUIPMENT - 0.70%
John Deere Capital Corp. Subordinated Debentures,
 8.625%, 08/01/19.....................................    1,000,000    1,100,000
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
FIXED INCOME SECURITIES - CONTINUED
FINANCIAL SERVICES - 6.55%
Advanta Corp. Notes, 7.000%, 05/01/01.................  $ 1,000,000 $  1,008,750
Bankers Trust - N.Y. Corp. Subordinated Debentures,
 8.125%, 04/01/02.....................................      750,000      798,750
Chrysler Financial Corp. Notes, 6.625%, 08/15/00......    1,000,000    1,005,000
Continental Corp. Notes, 7.250%, 03/01/03.............      250,000      255,937
Federal Realty Investment Trust Convertible
 Subordinated Bonds, 5.250%, 10/28/03.................      945,000      831,600
First USA Bank Notes, 7.000%, 08/20/01................    1,000,000    1,008,750
International Bank for Reconstruction & Development
 Notes, 9.770%, 05/27/98..............................    1,000,000    1,057,500
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05.....................................      975,000    1,001,812
Metropolitan Life Insurance Co. - 144A Surplus Notes,
 6.300%, 11/01/03.....................................    1,000,000      972,500
Pacific Mutual Life Insurance Co. - 144A Surplus
 Notes, 7.900%, 12/30/23..............................    1,000,000    1,025,000
Prudential Insurance Co. of America Notes, 6.875%,
 04/15/03.............................................      250,000      249,688
Prudential Insurance Co. of America - 144A Surplus
 Notes, 8.300%, 07/01/25..............................    1,000,000    1,041,250
                                                                    ------------
                                                                      10,256,537
                                                                    ------------
FOOD & BEVERAGE - 0.63%
Nabisco, Inc. Notes, 6.700%, 06/15/02.................    1,000,000      995,000
                                                                    ------------
HEALTH CARE - 0.53%
Hospital Corp. of America, Zero Coupon Debentures,
 06/01/00*............................................    1,100,000      834,625
                                                                    ------------
INDUSTRIAL - 0.93%
Brown Group, Inc. - 144A Senior Notes, 9.500%,
 10/15/06.............................................      750,000      753,750
Viacom, Inc. Subordinated Debentures, 8.000%,
 07/07/06.............................................      750,000      706,875
                                                                    ------------
                                                                       1,460,625
                                                                    ------------
LODGING - 0.82%
Hilton Hotels, Inc. Notes, 7.700%, 07/15/02...........    1,250,000    1,287,500
                                                                    ------------
MANUFACTURING - 0.53%
Owens-Illinois, Inc. Senior Debentures, 11.000%,
 12/01/03.............................................      750,000      825,997
                                                                    ------------
MINING - 0.32%
Santa Fe Pacific Gold Corp. Senior Debentures, 8.375%,
 07/01/05.............................................      500,000      501,250
                                                                    ------------
PUBLISHING/PRINTING - 0.33%
Valassis Inserts, Inc. Senior Subordinated Notes,
 9.375%, 03/15/99.....................................      500,000      518,125
                                                                    ------------
RETAILING-SPECIALTY - 0.41%
Southland Corp. Senior Subordinated Debentures,
 5.000%, 12/15/03.....................................      800,000      642,000
                                                                    ------------


See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                     -----------  ------------
FIXED INCOME SECURITIES - CONTINUED
UTILITIES - 2.22%
Commonwealth Edison Co. First Mortgage Bonds,
 7.750%, 07/15/23..................................  $ 1,000,000  $    976,250
Gulf States Utilities First Mortgage Bonds, 7.350%,
 11/01/98..........................................      500,000       511,250
Long Island Lighting Co. Debentures, 9.000%,
 11/01/22..........................................    1,000,000     1,002,500
Philadelphia Electric Co. First Mortgage Bonds,
 5.625%, 11/01/01..................................      500,000       481,250
Public Service Co. - New Hampshire First Mortgage
 Bonds, 9.170%, 05/15/98...........................      500,000       513,750
                                                                  ------------
                                                                     3,485,000
                                                                  ------------
YANKEE - 1.38%
Chilgener S.A. Notes, 6.500%, 01/15/06.............    1,250,000     1,187,500
Province of Mendoza - 144A Secured Notes, 10.000%,
 07/25/02..........................................      479,167       485,755
Skandinaviska Enskilda Subordinated Notes, 6.625%,
 03/29/49..........................................      500,000       493,195
                                                                  ------------
                                                                     2,166,450
                                                                  ------------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $25,305,352)......................................                 25,463,349
                                                                  ------------
TOTAL FIXED INCOME SECURITIES (COST $61,456,136)...                 61,541,409
                                                                  ------------
TOTAL INVESTMENTS - 100.09% (COST $138,715,011)/1/.                156,850,733
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.09%).                   (147,290)
                                                                  ------------
NET ASSETS - 100.00%...............................               $156,703,443
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $138,715,011; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $19,252,173
 Gross unrealized depreciation.....................   (1,116,451)
                                                     -----------
  Net unrealized appreciation......................  $18,135,722
                                                     ===========

*Non-income producing security.

PORTFOLIO COMPOSITION
---------------------
Common Stock                         55%
Repurchase Agreement                  6%
U.S. Government Obligations           6%
U.S. Government Agency Obligations   15%
Government Trust Certificates         1%
Aaa                                   1%
A                                     5%
Baa                                   7%
Ba                                    3%
B                                     1%
                                    ----
                                    100%
                                    ====

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - 60.35%
COMMERCIAL SERVICES - 1.53%
Manpower, Inc. .........................................     17,011 $   482,687
                                                                    -----------
COMPUTERS/OFFICE EQUIPMENT - 17.43%
Adaptec, Inc.*..........................................      7,008     426,612
Cisco Systems, Inc.*....................................     10,222     632,486
Electronic Arts, Inc.* .................................     10,249     384,338
Electronic Data Systems Corp. ..........................     11,371     511,695
Intel Corp. ............................................      8,223     903,502
Microsoft Corp.*........................................      4,743     650,977
Oracle Systems Corp.*...................................     13,897     588,017
Seagate Technology, Inc.*...............................     11,589     773,566
Solectron Corp.*........................................     11,471     613,698
                                                                    -----------
                                                                      5,484,891
                                                                    -----------
CONSUMER DURABLES - 0.97%
Harley Davidson, Inc. ..................................      6,770     305,496
                                                                    -----------
CONSUMER NON-DURABLES - 7.96%
CUC International, Inc.*................................     15,519     380,215
Gillette Co. ...........................................      8,809     658,473
Interpublic Group of Companies, Inc. ...................      7,562     366,757
Mattel, Inc. ...........................................     11,889     343,295
Procter & Gamble Co. ...................................      7,637     756,063
                                                                    -----------
                                                                      2,504,803
                                                                    -----------
ELECTRICAL EQUIPMENT - 1.55%
Duracell International, Inc. ...........................      7,294     486,875
                                                                    -----------
ENTERTAINMENT & LEISURE - 1.87%
Walt Disney Co. ........................................      8,952     589,713
                                                                    -----------
FINANCIAL SERVICES - 4.53%
American Express Co. ...................................     12,178     572,366
Federal National Mortgage Association...................     12,184     476,699
First Data Corp. .......................................      4,715     376,021
                                                                    -----------
                                                                      1,425,086
                                                                    -----------
FOOD & BEVERAGE - 7.20%
Coca-Cola Co. ..........................................     14,242     719,221
McDonald's Corp. .......................................      8,061     357,707
Pioneer Hi-Bred International, Inc. ....................      6,303     423,089
Sysco Corp. ............................................     11,424     388,416
Wrigley, Wm. Jr., Co. ..................................      6,266     377,526
                                                                    -----------
                                                                      2,265,959
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - CONTINUED
HEALTH CARE - 1.87%
Johnson & Johnson.......................................     11,954 $   588,735
                                                                    -----------
LODGING - 1.06%
Marriott International, Inc. ...........................      5,856     333,060
                                                                    -----------
MEDICAL SUPPLIES - 1.91%
Medtronic, Inc. ........................................      9,337     601,069
                                                                    -----------
PHARMACEUTICALS - 5.84%
Eli Lilly & Co. ........................................      8,745     616,522
Merck & Co., Inc. ......................................      8,476     628,284
Pfizer, Inc. ...........................................      7,186     594,642
                                                                    -----------
                                                                      1,839,448
                                                                    -----------
RESTAURANTS - 0.79%
Cracker Barrel Old Country Store, Inc. .................     12,129     247,128
                                                                    -----------
RETAIL - 2.86%
Home Depot, Inc. .......................................     10,272     562,392
The Gap, Inc. ..........................................     11,694     339,126
                                                                    -----------
                                                                        901,518
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT - 2.98%
Ericsson (LM) Telefonaktiebolaget ADR ..................     15,661     432,635
U.S. Robotics Corp. ....................................      8,027     504,698
                                                                    -----------
                                                                        937,333
                                                                    -----------
TOTAL COMMON STOCK (COST $15,232,209) ..................             18,993,801
                                                                    -----------
MONEY MARKET FUND - 4.55% (COST $1,432,003)
Fidelity U.S. Government Reserves ......................  1,432,003   1,432,003
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
FIXED INCOME SECURITIES - 34.30%
U.S. GOVERNMENT OBLIGATIONS - 12.03%
U.S. TREASURY NOTES - 11.28%
9.250%, 08/15/98 ....................................... $   50,000      52,962
6.375%, 01/15/99 .......................................     25,000      25,322
8.500%, 02/15/00 .......................................    100,000     107,532
8.000%, 05/15/01 .......................................    200,000     215,270
6.500%, 05/31/01 .......................................    100,000     101,691
7.500%, 11/15/01 .......................................     65,000      68,894
6.375%, 08/15/02 .......................................  1,000,000   1,012,150
6.250%, 02/15/03 .......................................    100,000     100,451

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
                                                         ---------- -----------
FIXED INCOME SECURITIES - CONTINUED
U.S. TREASURY NOTES - CONTINUED
5.750%, 08/15/03 ....................................... $  100,000 $    97,472
7.250%, 05/15/04 .......................................    800,000     846,984
7.875%, 11/15/04 .......................................    550,000     603,960
6.500%, 05/15/05 .......................................    145,000     146,601
6.500%, 08/15/05 .......................................    100,000     101,120
5.625%, 02/15/06 .......................................     75,000      71,371
                                                                    -----------
                                                                      3,551,780
                                                                    -----------
U.S. TREASURY BONDS - 0.75%
8.000%, 11/15/21 .......................................    205,000     235,750
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,630,687) ....              3,787,530
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.05%
FEDERAL HOME LOAN BANK - 0.98%
5.990%, 10/01/03........................................    320,000     308,931
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 8.00%
7.000%, 11/15/01, CMO REMIC ............................    205,000     209,332
6.500%, 06/01/02........................................    277,678     276,029
6.500%, 06/15/04, CMO REMIC ............................    265,000     266,462
7.730%, 08/10/04, Debentures............................    100,000     102,376
7.500%, 03/15/07, CMO REMIC ............................    600,000     591,256
6.000%, 04/15/08, CMO REMIC ............................    175,000     171,041
6.500%, 07/15/20, CMO REMIC ............................    500,000     501,689
6.500%, 11/15/20, CMO REMIC ............................    400,000     399,664
                                                                    -----------
                                                                      2,517,849
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.02%
7.500%, 03/01/99 .......................................    149,770     152,766
8.250%, 12/18/00........................................     45,000      48,362
6.000%, 02/25/07, CMO REMIC ............................    255,000     252,466
7.070%, 03/08/11 .......................................    500,000     496,380
                                                                    -----------
                                                                        949,974
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.05%
8.500%, 06/15/01........................................     10,946      11,446
9.000%, 09/15/08........................................      4,509       4,771
                                                                    -----------
                                                                         16,217
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $3,755,845) ...........................................              3,792,971
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------  -----------
FIXED INCOME SECURITIES - CONTINUED
ASSET BACKED NOTES - 3.64%
AT&T Universal Card Master Trust CL A, 5.950%,
 10/17/02 ............................................  $  445,000  $   439,768
Chemical Master Credit Card Trust I CL A, 6.230%,
 06/15/03 ............................................     300,000      300,608
Discover Card Trust CL A, 6.800%, 06/15/00 ...........     350,000      353,540
Discover Card Trust CL A, 6.250%, 08/16/00 ...........      50,000       50,121
                                                                    -----------
TOTAL ASSET BACKED NOTES (COST $1,139,300) ...........                1,144,037
                                                                    -----------
CORPORATE BONDS, NOTES AND DEBENTURES - 6.58%
FINANCIAL SERVICES - 4.45%
American General Finance Corp. Notes, 7.200%, 07/08/99
 .....................................................      55,000       56,306
Chrysler Financial Corp. Notes, 8.500%, 11/23/06** ...     100,000      100,000
Household Finance Corp. Notes, 7,250%, 05/15/06.......     500,000      513,125
International Bank for Reconstruction & Development
 Notes, 8.125%,
 03/01/01 ............................................      75,000       80,625
MBNA Corp. Notes, 6.875%, 06/01/05 ...................     125,000      123,594
J.P. Morgan & Co. Notes, 7.250%, 01/15/02.............      70,000       72,625
NationsBank Corp. Notes, 6.500%, 08/15/03 ............     400,000      396,500
Salomon, Inc. Notes, 7.125%, 08/01/99.................      35,000       35,525
SunTrust Banks Debentures, 8.875%, 02/01/98...........      20,000       20,725
                                                                    -----------
                                                                      1,399,025
                                                                    -----------
INSURANCE - 0.35%
National Re Corp. Notes, 8.850%, 01/15/05 ............     100,000      110,875
                                                                    -----------
RETAIL - 1.78%
J.C. Penney & Co., Inc. Debentures, 9.750%, 06/15/21 .     500,000      560,625
                                                                    -----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $2,067,999)..........................................                2,070,525
                                                                    -----------
TOTAL FIXED INCOME SECURITIES (COST $10,593,831)......               10,795,063
                                                                    -----------
TOTAL INVESTMENTS - 99.20% (COST $27,258,043)/1/......               31,220,867
                                                                    -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 0.80%......                  251,804
                                                                    -----------
NET ASSETS - 100.00%..................................              $31,472,671
                                                                    ===========
/1/Aggregate cost for federal income tax purposes is
$27,298,706; and net unrealized appreciation is as
follows:
 Gross unrealized appreciation........................  $4,137,769
 Gross unrealized depreciation........................    (215,608)
                                                        ----------
  Net unrealized appreciation.........................  $3,922,161
                                                        ==========

* Non-income producing security.
**Security is callable on 11/23/96 at which date a step-up, annually reset interest rate begins.

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
---------------------
Common Stock                         61%
U.S. Government Obligations          12%
U.S. Government Agency Obligations   12%
Aaa                                   4%
A                                     6%
Money Market                          5%
                                    ----
                                    100%
                                    ====





See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES - 92.80%
U.S. GOVERNMENT OBLIGATIONS - 16.77%
U.S. TREASURY NOTES - 14.26%
7.375%, 11/15/97......................................... $1,250,000 $ 1,272,550
5.625%, 01/31/98.........................................  2,000,000   2,000,640
5.125%, 11/30/98.........................................  2,000,000   1,975,699
5.500%, 02/28/99.........................................  1,000,000     993,680
6.375%, 01/15/00.........................................  1,000,000   1,013,570
5.750%, 10/31/00.........................................  1,000,000     990,520
6.375%, 08/15/02.........................................  1,000,000   1,012,150
5.750%, 08/15/03.........................................  1,000,000     974,720
7.250%, 05/15/04.........................................  1,000,000   1,058,730
                                                                     -----------
                                                                      11,292,259
                                                                     -----------
U.S. TREASURY BONDS - 2.51%
7.125%, 02/15/23.........................................  1,000,000   1,046,970
6.250%, 08/15/23.........................................  1,000,000     939,480
                                                                     -----------
                                                                       1,986,450
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $13,366,122).....             13,278,709
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.34%
FEDERAL HOME LOAN MORTGAGE CORP. - 17.04%
5.850%, 02/21/06.........................................  1,500,000   1,424,520
7.000%, 10/15/06, CMO REMIC..............................  1,500,000   1,514,472
6.000%, 03/15/07, CMO REMIC..............................  1,500,000   1,488,832
6.500%, 09/15/07, CMO REMIC..............................  1,000,000     998,717
5.750%, 01/15/08, CMO REMIC..............................    500,000     483,389
7.500%, 04/01/08.........................................    658,404     669,944
6.000%, 03/15/09, CMO REMIC..............................  1,000,000     914,044
6.500%, 06/01/09.........................................  1,612,904   1,592,402
7.500%, 11/01/10.........................................  1,331,830   1,355,728
6.500%, 01/01/11.........................................  1,882,881   1,856,352
6.000%, 12/15/23, CMO REMIC..............................  1,400,000   1,203,737
                                                                     -----------
                                                                      13,502,137
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.33%
6.000%, 06/25/02, CMO REMIC..............................  1,500,000   1,497,339
6.250%, 07/25/02, CMO REMIC..............................  1,327,488   1,326,253
6.900%, 12/25/03, CMO REMIC..............................  1,202,352   1,218,643
7.000%, 07/25/08.........................................    501,975     502,602
9.000%, 05/01/25.........................................  1,198,137   1,258,548
                                                                     -----------
                                                                       5,803,385
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES - CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.97%
8.000%, 06/15/17........................................  $1,125,986 $ 1,150,632
7.500%, 04/15/23........................................   2,215,997   2,224,200
7.000%, 10/15/23........................................   3,159,025   3,100,780
6.500%, 03/01/26........................................   1,483,925   1,420,394
                                                                     -----------
                                                                       7,896,006
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $27,303,597)...........................................              27,201,528
                                                                     -----------
GOVERNMENT TRUST CERTIFICATES - 0.98% (COST $793,250)
GTC Israel, 9.250%, 11/15/01 - Class 1-C................     725,000     778,469
                                                                     -----------
ASSET BACKED NOTES - 1.84% (COST $1,457,965)
Chemical Master Credit Card Trust CL A, 5.550%,
 09/15/03...............................................   1,500,000   1,460,889
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.14% (COST
 $883,613)
Midland Realty Acceptance Corp., 7.475%, 08/25/28.......     875,000     904,258
                                                                     -----------
CORPORATE BONDS, NOTES AND DEBENTURES - 37.73%
AIRLINES - 0.93%
Delta Airlines, Inc. Equipment Trust Bonds, 8.540%,
 01/02/07...............................................     452,212     488,218
Delta Airlines, Inc. Equipment Trust Bonds, 9.375%,
 09/11/07...............................................     221,842     252,900
                                                                     -----------
                                                                         741,118
                                                                     -----------
ENTERTAINMENT - 0.98%
Time Warner, Inc. - 144A Preferred Stock/Sinking Fund,
 10.250%, 07/01/16......................................     733,000     775,148
                                                                     -----------
EQUIPMENT - 1.77%
John Deere Capital Corp. Subordinated Debentures,
 8.625%, 08/01/19.......................................   1,275,000   1,402,500
                                                                     -----------
FINANCIAL SERVICES - 15.87%
Advanta Corp. Notes, 7.000%, 05/01/01...................   1,250,000   1,260,937
Bankers Trust - N.Y. Corp. Subordinated Notes, 7.500%,
 01/15/02...............................................   1,273,000   1,320,737
Chrysler Financial Corp. Senior Notes, 6.625%, 08/15/00.   1,250,000   1,256,250
Continental Corp. Notes, 7.250%, 03/01/03...............   1,250,000   1,279,687
Federal Realty Investment Trust Convertible Subordinated
 Bonds,
 5.250%, 10/28/03.......................................   1,000,000     880,000
First USA Bank Notes, 7.000%, 08/20/01..................   1,250,000   1,260,937
Goldman Sachs Group L.P. - 144A Notes, 6.200%, 12/15/00.   1,000,000     986,065
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05.......................................   1,000,000   1,027,500
Metropolitan Life Insurance Co. - 144A Surplus Notes,
 6.300%, 11/01/03.......................................   1,000,000     972,500
Pacific Mutual Life Insurance Co. - 144A Surplus Notes,
 7.900%, 12/30/23.......................................   1,250,000   1,281,250
Prudential Insurance Co. of America - 144A Surplus
 Notes, 8.300%, 07/01/25................................   1,000,000   1,041,250
                                                                     -----------
                                                                      12,567,113
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                           PRINCIPAL      MARKET
                                                              AMOUNT       VALUE
                                                           ---------      ------
FIXED INCOME SECURITIES - CONTINUED

FOOD & BEVERAGE - 0.63%
Nabisco, Inc. Notes, 6.700%, 06/15/02...................  $  500,000  $  497,500
                                                                     -----------
INDUSTRIAL - 2.46%
Brown Group , Inc. - 144A Senior Notes, 9.500%,
 10/15/06...............................................   1,000,000   1,005,000
Viacom, Inc. Subordinated Debentures, 8.000%, 07/07/06..   1,000,000     942,500
                                                                     -----------
                                                                       1,947,500
                                                                     -----------
LODGING - 1.95%
Hilton Hotels, Inc. Notes, 7.700%, 07/15/02.............   1,500,000   1,545,000
                                                                     -----------
MANUFACTURING - 2.28%
Figgie International, Inc. Senior Notes, 9.875%,
 10/01/99...............................................   1,000,000   1,035,000
Owens-Illinois, Inc. Senior Debentures, 11.000%,
 12/01/03...............................................     700,000     770,875
                                                                     -----------
                                                                       1,805,875
                                                                     -----------
MINING - 0.95%
Santa Fe Pacific Gold Corp. Senior Debentures, 8.375%,
 07/01/05 ..............................................     750,000     751,875
                                                                     -----------
PUBLISHING/PRINTING - 0.98%
Valassis Inserts, Inc. Senior Subordinated Notes,
 9.375%, 03/15/99 ......................................     750,000     777,187
                                                                     -----------
RETAILING-SPECIALTY - 0.76%
Southland Corp. Senior Subordinated Debentures, 5.000%,
 12/15/03 ..............................................     750,000     601,875
                                                                     -----------
UTILITIES - 4.88%
Commonwealth Edison Co. First Mortgage Bonds, 7.750%,
 07/15/23 ..............................................   1,000,000     976,250
Long Island Lighting Co. Debentures, 9.000%, 11/01/22 ..   1,250,000   1,253,125
Philadelphia Electric Co. First Mortgage Bonds, 5.625%,
 11/01/01 ..............................................     900,000     866,250
Public Service Co. - New Hampshire First Mortgage Bonds,
 9.170%, 05/15/98 ......................................     750,000     770,625
                                                                     -----------
                                                                       3,866,250
                                                                     -----------
YANKEE - 3.29%
Chilgener S.A. Notes, 6.500%, 01/15/06 .................   1,200,000   1,140,000
Province of Mendoza - 144A Secured Notes, 10.000%,
 07/25/02...............................................     718,750     728,633
Skandinaviska Enskilda Subordinated Notes, 6.625%,
 03/29/49 ..............................................     750,000     739,793
                                                                     -----------
                                                                       2,608,426
                                                                     -----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $29,628,699) ..........................................             $29,887,367
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (COST $73,433,246) .......              73,511,220
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -----------
REPURCHASE AGREEMENT - 5.81% (COST $4,598,000)
J.P. Morgan, U.S. Treasury Notes, $4,621,000 par,
 6.375% coupon,
 due 03/31/01, dated 10/31/96, to be sold on 11/01/96
 at $4,598,722 ....................................... $4,598,000  $ 4,598,000
                                                                   -----------
TOTAL INVESTMENTS - 98.61% (COST $78,031,246)/1/......              78,109,220
                                                                   -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 1.39% .....               1,101,508
                                                                   -----------
NET ASSETS - 100.00% .................................             $79,210,728
                                                                   ===========
/1/Aggregate cost for federal income tax purposes is
 $78,031,246; and net unrealized appreciation is as
 follows:
 Gross unrealized appreciation ....................... $  564,546
 Gross unrealized depreciation .......................   (486,572)
                                                       ----------
  Net unrealized appreciation......................... $   77,974
                                                       ==========

PORTFOLIO COMPOSITION
---------------------
U.S. Government Obligations          17%
U.S. Government Agency Obligations   35%
Government Trust Certificates         1%
Aaa                                   2%
A                                    11%
Baa                                  14%
Ba                                   11%
B                                     3%
Repurchase Agreement                  6%
                                    ----
                                    100%
                                    ====

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
MUNICIPAL BONDS - 96.56%
ARIZONA - 6.05%
Salt River Project Electric System Revenue, Refunding
 Series A
 5.500%, 01/01/05.......................................  $  450,000 $   469,962
Tucson, Arizona Water Revenue
 5.400%, 07/01/05.......................................     200,000     206,480
                                                                     -----------
                                                                         676,442
                                                                     -----------
FLORIDA - 5.79%
Dade County, Florida School District, G.O., MBIA Insured
 5.000%, 07/15/02.......................................     265,000     271,116
Putnam County, Florida Development Authority Revenue
 3.600%, 09/01/24*......................................     100,000     100,000
State of Florida, G.O.
 4.700%, 07/01/97.......................................     275,000     276,931
                                                                     -----------
                                                                         648,047
                                                                     -----------
GEORGIA - 4.48%
State of Georgia, Series A, G.O.
 6.100%, 03/01/05.......................................     250,000     272,355
State of Georgia, Series D, G.O.
 6.700%, 08/01/09.......................................     200,000     228,998
                                                                     -----------
                                                                         501,353
                                                                     -----------
ILLINOIS - 9.00%
Chicago, Illinois Metropolitan Water Reclamation, G.O.
 6.600%, 01/01/02.......................................     250,000     272,203
Cook County, Illinois Series B, G.O., MBIA Insured
 4.700%, 11/15/01.......................................     475,000     478,914
State of Illinois, G.O., FGIC Insured
 5.150%, 09/01/02.......................................     250,000     256,115
                                                                     -----------
                                                                       1,007,232
                                                                     -----------
MARYLAND - 2.28%
University of Maryland Revenue, Series B
 5.400%, 04/01/98.......................................     250,000     255,267
                                                                     -----------
MINNESOTA - 2.36%
State of Minnesota, G.O.
 4.900%, 08/01/98.......................................     260,000     264,540
                                                                     -----------
NEVADA - 7.68%
Clark County, Nevada School District, G.O., FGIC Insured
 6.400%, 06/15/06.......................................     350,000     382,547
State of Nevada, Water Pollution Control, Revolving
 Funding, G.O.
 4.100%, 11/01/98.......................................     475,000     476,221
                                                                     -----------
                                                                         858,768
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
MUNICIPAL BONDS - CONTINUED
NEW JERSEY - 7.04%
New Jersey State Transportation Trust Fund Revenue,
 Series A, AMBAC Insured, Escrowed to Maturity
 5.200%, 12/15/00.......................................  $  350,000 $   361,032
South Brunswick Township Board of Education, G.O.
 6.300%, 04/01/05.......................................     200,000     216,496
State of New Jersey, Series D, G.O.
 5.500%, 02/15/04.......................................     200,000     209,826
                                                                     -----------
                                                                         787,354
                                                                     -----------
NEW YORK - 2.24%
New York State Dormitory Authority Revenue, Series C
 5.100%, 05/15/03.......................................     250,000     250,408
                                                                     -----------
OHIO - 1.84%
Ohio State Public Facilities Commission (Higher
 Education), AMBAC Insured 5.200%, 05/01/01.............     200,000     205,524
                                                                     -----------
OKLAHOMA - 3.24%
Tulsa, Oklahoma Metropolitan Utilities Authority Revenue
 5.500%, 07/01/00.......................................     350,000     362,463
                                                                     -----------
OREGON - 2.48%
Portland, Oregon, Series A, G.O.
 7.000%, 06/01/01.......................................     250,000     276,975
                                                                     -----------
PENNSYLVANIA - 4.13%
Commonwealth of Pennsylvania, G.O., FGIC Insured
 5.250%, 05/15/99.......................................     200,000     205,270
Commonwealth of Pennsylvania, G.O., MBIA Insured
 5.100%, 06/15/03.......................................     250,000     256,550
                                                                     -----------
                                                                         461,820
                                                                     -----------
PUERTO RICO - 3.97%
Commonwealth of Puerto Rico, Series A, G.O., MBIA
 Insured
 6.500%, 07/01/03.......................................     400,000     444,512
                                                                     -----------
RHODE ISLAND - 2.63%
State of Rhode Island, Series A, G.O., FGIC Insured
 6.000%, 06/15/02.......................................     275,000     293,656
                                                                     -----------
TEXAS - 10.58%
Arlington Independent School District, Refunding, G.O.
 5.400%, 02/15/99.......................................     375,000     385,316
Galena Park, Texas Independent School District G.O.,
 Public School Funding Insured
 5.100%, 08/15/04.......................................     125,000     127,526
Texas State Public Finance Authority, G.O.
 5.600%, 10/01/02.......................................     200,000     210,936
Texas Water Development Board, G.O., Escrowed to
 Maturity
 5.000%, 08/01/99.......................................     450,000     459,981
                                                                     -----------
                                                                       1,183,759
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------  -----------
MUNICIPAL BONDS - CONTINUED
UTAH - 6.19%
Jordan School District, Series A, G.O.
 5.250%, 06/15/00...................................... $  475,000  $   487,640
Utah State Building Authority Revenue, Series A
 5.125%, 05/15/03......................................    200,000      204,564
                                                                    -----------
                                                                        692,204
                                                                    -----------
VIRGINIA - 4.60%
Henrico County, Virginia Industrial Development
 Authority Revenue
 5.300%, 12/01/11......................................    250,000      252,032
Virginia Public School Authority Revenue
 5.500%, 08/01/03......................................    250,000      262,098
                                                                    -----------
                                                                        514,130
                                                                    -----------
WASHINGTON - 4.50%
King County, Washington, Series A, G.O.
 5.800%, 01/01/04......................................    475,000      503,628
                                                                    -----------
WISCONSIN - 5.48%
Milwaukee, Wisconsin, Series CB-2, G.O.
 4.250%, 12/15/00......................................    350,000      347,700
State of Wisconsin, Series A, G.O.
 5.750%, 05/01/04......................................    250,000      265,540
                                                                    -----------
                                                                        613,240
                                                                    -----------
TOTAL MUNICIPAL BONDS (COST $10,622,553)...............              10,801,322
                                                                    -----------
                                                          SHARES
                                                        ----------
TAX EXEMPT MONEY MARKET FUNDS - 1.72%
Goldman Sachs Tax Exempt Fund..........................         12           12
Provident Munifund.....................................    192,830      192,830
                                                                    -----------
TOTAL TAX EXEMPT MONEY MARKET FUNDS (COST $192,842)....                 192,842
                                                                    -----------
TOTAL INVESTMENTS - 98.28% (COST $10,815,395)/1/.......              10,994,164
                                                                    -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 1.72%.......                 191,998
                                                                    -----------
NET ASSETS - 100.00%...................................             $11,186,162
                                                                    ===========

/1/Aggregate cost for federal income tax purposes is $10,815,395; and net unrealized appreciation is as follows:
 Gross unrealized appreciation......................... $  197,528
 Gross unrealized depreciation.........................    (18,759)
                                                        ----------
  Net unrealized appreciation.......................... $  178,769
                                                        ==========

*Variable rate security. The rate shown is the rate in effect at October 31, 1996.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO
COMPOSITION
-----------
Aaa            47%
Aa             45%
A               4%
Baa             2%
Money Market    2%
              ----
              100%
              ====

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST
                                                        ----------- ------------
CORPORATE BONDS - 2.42%
Pepsico, Inc.
 5.000%, 02/24/97...................................... $ 5,500,000 $  5,483,886
                                                                    ------------
GIC WITHIN FUNDING AGREEMENT - 3.31%
Allstate Life Funding Agreement
 5.540%, 12/02/96**....................................   7,500,000    7,500,000
                                                                    ------------
TOTAL BONDS............................................               12,983,886
                                                                    ------------
BANKERS' ACCEPTANCES -- 2.64%
First National Bank of Chicago
 5.280%, 11/22/96 .....................................   3,000,000    2,990,760
First National Bank of Chicago
 5.300%, 12/10/96 .....................................   3,000,000    2,982,775
                                                                    ------------
TOTAL BANKERS' ACCEPTANCES ............................                5,973,535
                                                                    ------------
CERTIFICATES OF DEPOSIT - 9.06%
U.S. National Bank of Oregon
 5.400%, 11/25/96 .....................................   5,000,000    5,000,000
Old Kent Bank
 5.310%, 11/29/96......................................   4,500,000    4,500,000
Old Kent Bank
 5.350%, 12/10/96......................................   1,532,000    1,532,000
U.S. National Bank of Oregon
 5.320%, 12/12/96......................................   5,000,000    5,000,000
Old Kent Bank
 5.350%, 12/13/96......................................   4,500,000    4,500,000
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT..........................               20,532,000
                                                                    ------------
COMMERCIAL PAPER - 66.49%
TransAmerica Finance Group, Inc.
 5.290%, 11/01/96......................................   4,500,000    4,500,000
Norwest Financial, Inc.
 5.310%, 11/04/96......................................   4,500,000    4,500,000
American Express Credit Corp.
 5.405%, 11/05/96......................................   1,000,000    1,000,000
Ford Motor Credit Co.
 5.415%, 11/05/96......................................   1,103,000    1,103,000
International Lease Finance Corp.
 5.400%, 11/05/96......................................   2,417,000    2,415,550
CIT Group Holdings, Inc.
 5.280%, 11/06/96......................................   4,548,000    4,544,665
IBM Credit Corp.
 5.286%, 11/07/96......................................   4,500,000    4,500,000
Pfizer, Inc.
 5.270%, 11/12/96......................................   4,528,000    4,520,709
Prudential Funding Corp.
 5.291%, 11/13/96......................................   4,500,000    4,500,000
American Express Credit Corp.
 5.395%, 11/14/96......................................   4,500,000    4,500,000

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL   AMORTIZED
                                                           AMOUNT       COST
                                                         ----------- -----------
COMMERCIAL PAPER - CONTINUED
Beneficial Corp.
 5.478%, 11/15/96....................................... $   300,000 $   300,000
Heller Financial, Inc.
 5.480%, 11/15/96.......................................   4,200,000   4,200,000
Abbott Laboratories
 5.350%, 11/19/96.......................................   4,600,000   4,587,695
General Electric Capital Corp.
 5.412%, 11/21/96 ......................................   4,400,000   4,400,000
Sears Roebuck Acceptance Corp.
 5.379%, 11/22/96 ......................................   1,550,000   1,550,000
Heller Financial, Inc.
 5.426%, 11/26/96 ......................................   4,500,000   4,500,000
General Motors Acceptance Corp.
 5.350%, 11/27/96 ......................................   4,548,000   4,530,427
Toyota Motor Credit Corp.
 5.380%, 12/02/96 ......................................   4,550,000   4,528,921
Southern California Edison Co.
 5.380%, 12/03/96 ......................................   4,550,000   4,528,241
Toyota Motor Credit Corp.
 5.270%, 12/04/96 ......................................   4,545,000   4,523,044
IBM Credit Corp.
 5.289%, 12/05/96 ......................................   4,500,000   4,500,000
Chrysler Financial Corp.
 5.289%, 12/06/96 ......................................   4,500,000   4,500,000
TransAmerica Finance Group, Inc.
 5.240%, 12/09/96 ......................................   4,500,000   4,475,110
Household Finance Corp.
 5.282%, 12/11/96 ......................................   4,500,000   4,500,000
General Motors Acceptance Corp.
 5.339%, 12/16/96 ......................................   4,500,000   4,500,000
AVCO Financial Services, Inc.
 5.312%, 12/17/96 ......................................   4,500,000   4,500,000
Ford Motor Credit Co.
 5.316%, 12/18/96 ......................................   4,500,000   4,500,000
General Electric Capital Corp.
 5.298%, 12/19/96 ......................................   4,500,000   4,500,000
Prudential Funding Corp.
 5.286%, 12/20/96 ......................................   4,500,000   4,500,000
Chrysler Financial Corp.
 5.308%, 12/23/96 ......................................   4,500,000   4,500,000
Ford Motor Credit Co.
 5.320%, 12/24/96 ......................................   4,500,000   4,500,000
Beneficial Corp.
 5.290%, 12/26/96 ......................................   5,000,000   4,959,972

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                       ----------- ------------
COMMERCIAL PAPER - CONTINUED
Abbott Laboratories
 5.220%, 12/30/96 ...................................  $ 4,500,000 $  4,461,502
Chrysler Financial Corp.
 5.314%, 12/31/96 ...................................    1,500,000    1,500,000
Heller Financial, Inc.
 5.418%, 12/31/96 ...................................    3,000,000    3,000,000
Norwest Financial, Inc.
 5.369%, 01/10/97 ...................................    4,500,000    4,500,000
International Lease Finance Corp.
 5.300%, 01/21/97 ...................................    4,560,000    4,505,622
Sears Roebuck Acceptance Corp.
 5.400%, 01/24/97 ...................................    4,500,000    4,500,000
                                                                   ------------
TOTAL COMMERCIAL PAPER...............................               150,634,458
                                                                   ------------
TIME DEPOSITS - 7.95%
Canadian Imperial Bank of Commerce
 5.340%, 11/08/96....................................    4,500,000    4,500,000
Royal Bank of Canada
 5.313%, 11/18/96....................................    4,500,000    4,500,000
Bank of Montreal
 5.430%, 11/20/96....................................    4,500,000    4,500,000
Toronto Dominion Bank
 5.344%, 01/09/97....................................    4,500,000    4,500,000
                                                                   ------------
TOTAL TIME DEPOSITS..................................                18,000,000
                                                                   ------------
REPURCHASE AGREEMENT - 8.27% (COST $18,725,000)
Bank of America, U.S. Treasury Notes, $18,570,000
 par, 5.680% coupon, due 12/31/96, dated 10/31/96, to
 be sold on 11/01/96 at $18,727,954..................   18,725,000   18,725,000
                                                                   ------------
TOTAL INVESTMENTS* - 100.14%.........................               226,848,879
                                                                   ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.14%)...                  (313,263)
                                                                   ------------
NET ASSETS - 100.00%.................................              $226,535,616
                                                                   ============

*At October 31, 1996, cost is identical for book and federal income tax purposes.
**Variable rate security. The rate shown is the rate in effect at October 31, 1996.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                             CHICAGO
                               MONTAG &    TRUST GROWTH   CHICAGO       CHICAGO
                               CALDWELL      & INCOME      TRUST      TRUST ASSET
                             GROWTH FUND       FUND     TALON FUND  ALLOCATION FUND
                             ------------  ------------ ----------- ---------------
ASSETS:
  Investments at value/1/
   (Cost $186,481,595,
   $164,312,691, $14,954,198
   and $138,715,011,
   respectively)............ $219,194,881  $207,932,494 $17,464,327  $156,850,733
  Cash......................            0           830     130,847           731
  Receivables:
    Dividends and interest..      154,484        68,392      36,531       970,926
    Fund shares sold........      163,492        23,277         500            75
    Investments sold........    1,655,915             0      80,960             0
    Due from Advisor, net...            0             0      14,322             0
  Deferred organization
   costs (Note A)...........       10,002        10,571       9,609         5,437
                             ------------  ------------ -----------  ------------
      Total assets..........  221,178,774   208,035,564  17,737,096   157,827,902
                             ------------  ------------ -----------  ------------
LIABILITIES:
  Payables:
    Investments purchased...    2,012,337     1,766,460     294,892             0
    Fund shares redeemed....      330,802       985,371           0     1,010,909
    Due to Advisor, net.....      101,771        67,334           0        48,277
  Accrued expenses..........       83,969        83,082      24,529        65,273
                             ------------  ------------ -----------  ------------
      Total liabilities.....    2,528,879     2,902,247     319,421     1,124,459
                             ------------  ------------ -----------  ------------
NET ASSETS:
  Applicable to 12,801,570,
   12,687,963, 1,210,058,
   and 16,316,686 shares
   outstanding,
   respectively............. $218,649,895  $205,133,317 $17,417,675  $156,703,443
                             ============  ============ ===========  ============
NET ASSETS CONSIST OF:
  Capital paid-in........... $184,137,775  $157,075,000 $13,440,381  $135,747,284
  Accumulated undistributed
   (distributions in excess
   of) net investment
   income...................      (73,703)      133,556       8,945       567,503
  Accumulated net realized
   gain on investments......    1,872,537     4,304,958   1,458,220     2,252,934
  Net unrealized
   appreciation/depreciation
   on investments...........   32,713,286    43,619,803   2,510,129    18,135,722
                             ------------  ------------ -----------  ------------
                             $218,649,895  $205,133,317 $17,417,675  $156,703,443
                             ============  ============ ===========  ============
  Net asset value and
   redemption price
   per share................       $17.08        $16.17      $14.39         $9.60
                             ============  ============ ===========  ============

 Montag & Caldwell Growth Fund Class N (Retail) Class:
 Net Asset Value, offering price and redemption price per share (Based on net assets of $166,242,917 and 9,733,552 shares issued and outstanding) (Note
 C).......................................................................$17.08
 Montag & Caldwell Growth Fund Class I (Institutional) Class:
 Net Asset Value, offering price and redemption price per share (Based on net assets of $52,406,978 and 3,068,018 shares issued and outstanding) (Note
 C).......................................................................$17.08
/1/Investments at value include investments in repurchase agreements of $6,446,000, $16,023,000, $507,000 and $8,854,000, respectively.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)                 OCTOBER 31, 1996
--------------------------------------------------------------------------------

                             MONTAG & CALDWELL CHICAGO TRUST CHICAGO TRUST  CHICAGO TRUST
                                 BALANCED          BOND      MUNICIPAL BOND MONEY MARKET
                                   FUND            FUND           FUND          FUND
                             ----------------- ------------- -------------- -------------
ASSETS:
  Investments at value/1/
   (Cost $27,258,043,
   $78,031,246, $10,815,395
   and $226,848,879,
   respectively)............    $31,220,867     $78,109,220   $10,994,164   $226,848,879
  Cash......................              0             637             0          3,846
  Receivables:
    Dividends and interest..        192,964       1,081,867       185,403        671,369
    Fund shares sold........         54,190          58,391             0              0
    Investments sold........        102,375               0             0              0
    Due from Advisor, net...          9,858           6,658        12,983              0
  Deferred organization
   costs (Note A)...........         10,002          10,571        10,571         10,571
                                -----------     -----------   -----------   ------------
      Total assets..........     31,590,256      79,267,344    11,203,121    227,534,665
                                -----------     -----------   -----------   ------------
LIABILITIES:
  Payables:
    Investments purchased...         75,327               0             0              0
    Fund shares redeemed....         13,218          12,369             0              0
    Due to Advisor, net.....              0               0             0         30,451
    Income distributions....              0               0             0        927,772
  Accrued expenses..........         29,040          44,247        16,959         40,826
                                -----------     -----------   -----------   ------------
      Total liabilities.....        117,585          56,616        16,959        999,049
                                -----------     -----------   -----------   ------------
NET ASSETS:
  Applicable to 2,202,131,
   8,007,883, 1,112,365, and
   226,535,616 shares
   outstanding,
   respectively.............    $31,472,671     $79,210,728   $11,186,162   $226,535,616
                                ===========     ===========   ===========   ============
NET ASSETS CONSIST OF:
  Capital paid-in...........    $24,777,133     $78,852,152   $11,080,780   $226,535,616
  Accumulated undistributed
   net investment income....         70,787         258,643        23,870              0
  Accumulated net realized
   gain (loss) on
   investments..............      2,661,927          21,959       (97,257)             0
  Net unrealized
   appreciation/depreciation
   on investments...........      3,962,824          77,974       178,769              0
                                -----------     -----------   -----------   ------------
                                $31,472,671     $79,210,728   $11,186,162   $226,535,616
                                ===========     ===========   ===========   ============
  Net asset value and
   redemption price
   per share................         $14.29           $9.89        $10.06          $1.00
                                ===========     ===========   ===========   ============

/1/Investments at value include investments in repurchase agreements of $0, $4,598,000, $0 and $18,725,000, respectively.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                              CHICAGO                  CHICAGO
                                MONTAG &       TRUST      CHICAGO    TRUST ASSET
                                CALDWELL     GROWTH &      TRUST     ALLOCATION
                               GROWTH FUND  INCOME FUND  TALON FUND     FUND
                               -----------  -----------  ----------  -----------
INVESTMENT INCOME:
  Dividends................... $   941,980  $ 2,582,831  $   45,614  $ 1,216,831
  Interest....................     320,772      760,660     178,811    4,867,412
                               -----------  -----------  ----------  -----------
    Total investment income...   1,262,752    3,343,491     224,425    6,084,243
                               -----------  -----------  ----------  -----------
EXPENSES:
  Investment advisory fees
   (Note E)...................     834,718    1,324,207     112,153    1,075,631
  Distribution expenses (Note
   E).........................     221,866      472,931      35,048      384,154
  Transfer agent fees (Note
   E).........................      35,977       44,884      39,439       32,694
  Administration fees (Note
   E).........................      58,127      104,720       9,096       83,563
  Accounting fees.............      57,497       72,736      25,595       65,708
  Registration expenses.......      45,323       68,135      14,031       78,728
  Custodian fees..............      27,565       37,139      13,380       33,867
  Professional fees...........      26,561       19,613      19,077       20,173
  Amortization of organization
   costs (Note A).............       3,342        5,011       3,342        1,405
  Report to shareholder
   expense....................       9,173       16,909       3,641       11,703
  Trustees fees (Note E)......       1,781        1,781       1,781        1,781
  Miscellaneous expenses......       3,504        9,691         962        7,330
                               -----------  -----------  ----------  -----------
    Total expenses............   1,325,434    2,177,757     277,545    1,796,737
  Expenses reimbursed (Note
   E).........................     (34,647)    (285,994)    (95,297)    (260,144)
                               -----------  -----------  ----------  -----------
    Net expenses..............   1,290,787    1,891,763     182,248    1,536,593
                               -----------  -----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..     (28,035)   1,451,728      42,177    4,547,650
                               -----------  -----------  ----------  -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on
   investments (including a
   net realized loss on option
   transactions of $47,543 in
   the Talon Fund)............   2,171,050    4,305,113   1,453,661    2,227,691
  Net change in unrealized
   appreciation/depreciation
   on investments (including a
   change in unrealized
   appreciation on option
   transactions of $11,400 in
   the Talon Fund)............  26,825,183   39,311,048   1,649,993   17,768,218
                               -----------  -----------  ----------  -----------
    Net realized and
     unrealized gain on
     investments..............  28,996,233   43,616,161   3,103,654   19,995,909
                               -----------  -----------  ----------  -----------
INCREASE IN NET ASSETS FROM
 OPERATIONS................... $28,968,198  $45,067,889  $3,145,831  $24,543,559
                               ===========  ===========  ==========  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                            MONTAG &     CHICAGO    CHICAGO TRUST CHICAGO TRUST
                            CALDWELL      TRUST       MUNICIPAL   MONEY MARKET
                          BALANCED FUND BOND FUND     BOND FUND       FUND
                          ------------- ----------  ------------- -------------
INVESTMENT INCOME:
  Dividends..............  $  150,474   $        0    $      0     $         0
  Interest...............     738,475    5,289,761     522,613      11,325,059
                           ----------   ----------    --------     -----------
    Total investment
     income..............     888,949    5,289,761     522,613      11,325,059
                           ----------   ----------    --------     -----------
EXPENSES:
  Investment advisory
   fees (Note E).........     195,796      416,462      67,672         821,513
  Distribution expenses
   (Note E)..............      65,265      189,301      28,197               0
  Transfer agent fees....      38,200       36,087       9,566          41,255
  Administration fees
   (Note E)..............      15,232       41,966       6,481         113,018
  Accounting fees........      36,707       56,487      13,577          75,369
  Registration expenses..      20,515       32,436      12,603          43,536
  Custodian fees.........       9,374       19,882       4,314          45,361
  Professional fees......      19,897       20,163      19,385          20,474
  Amortization of
   organization costs
   (Note A)..............       3,342        5,011       5,011           5,011
  Report to shareholder
   expense...............       3,793        7,317       2,031          16,687
  Trustees fees (Note E).       1,781        1,781       1,781           1,781
  Miscellaneous expenses.       1,829        4,617       1,325          17,183
                           ----------   ----------    --------     -----------
    Total expenses.......     411,731      831,510     171,943       1,201,188
  Expenses reimbursed
   (Note E)..............     (85,405)    (225,757)    (70,437)       (174,325)
                           ----------   ----------    --------     -----------
    Net expenses.........     326,326      605,753     101,506       1,026,863
                           ----------   ----------    --------     -----------
NET INVESTMENT INCOME....     562,623    4,684,008     421,107      10,298,196
                           ----------   ----------    --------     -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain
   (loss) on investments.   2,720,967      (21,824)     30,220               0
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........   1,750,771     (427,461)    (54,373)              0
                           ----------   ----------    --------     -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........   4,471,738     (449,285)    (24,153)              0
                           ----------   ----------    --------     -----------
INCREASE IN NET ASSETS
 FROM OPERATIONS.........  $5,034,361   $4,234,723    $396,954     $10,298,196
                           ==========   ==========    ========     ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        MONTAG & CALDWELL
                                                              GROWTH
                                                               FUND
                                                     -------------------------
                                                                     FOR THE
                                                       FOR THE       PERIOD
                                                      YEAR ENDED      ENDED
                                                     10/31/96(B)   10/31/95(A)
                                                     ------------  -----------
OPERATIONS:
  Net investment income (loss)...................... $    (28,035) $    38,617
  Net realized gain (loss) on investments...........    2,171,050     (274,112)
  Net change in unrealized appreciation/
   depreciation on investments......................   26,825,183    5,888,103
                                                     ------------  -----------
  Increase in net assets from operations............   28,968,198    5,652,608
                                                     ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
  From net investment income--Retail Class..........            0      (37,462)
  In excess of net investment income:
    Retail Class....................................      (28,975)           0
    Institutional Class.............................      (45,883)           0
  From net realized gain on investments--Retail
   Class............................................      (24,401)           0
                                                     ------------  -----------
  Total distributions...............................      (99,259)     (37,462)
                                                     ------------  -----------
CAPITAL SHARE TRANSACTIONS--NOTE C                    149,425,907   34,739,903
                                                     ------------  -----------
  Total increase in net assets......................  178,294,846   40,355,049
NET ASSETS:
  Beginning of period...............................   40,355,049            0
                                                     ------------  -----------
  End of period (including undistributed
   (distributions in excess of) net investment
   income of ($73,703) and $1,155, respectively).... $218,649,895  $40,355,049
                                                     ============  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                          CHICAGO TRUST
                                                         GROWTH & INCOME
                                                              FUND
                                                    --------------------------
                                                      FOR THE       FOR THE
                                                     YEAR ENDED    YEAR ENDED
                                                      10/31/96      10/31/95
                                                    ------------  ------------
OPERATIONS:
  Net investment income............................ $  1,451,728  $    231,325
  Net realized gain on investments.................    4,305,113     1,384,988
  Net change in unrealized
   appreciation/depreciation on investments........   39,311,048     3,775,287
                                                    ------------  ------------
  Increase in net assets from operations...........   45,067,889     5,391,600
                                                    ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
  From net investment income.......................   (1,444,903)     (119,541)
  From net realized gain on investments............     (976,557)            0
                                                    ------------  ------------
  Total distributions..............................   (2,421,460)     (119,541)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS--NOTE C.................   (9,808,817)  154,741,840
                                                    ------------  ------------
  Total increase in net assets.....................   32,837,612   160,013,899
NET ASSETS:
  Beginning of year................................  172,295,705    12,281,806
                                                    ------------  ------------
  End of year (including undistributed net
   investment income of $133,556 and $126,356,
   respectively.................................... $205,133,317  $172,295,705
                                                    ============  ============

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                             CHICAGO TRUST TALON        CHICAGO TRUST ASSET
                                    FUND                  ALLOCATION FUND
                           ------------------------  --------------------------
                             FOR THE      FOR THE    FOR THE YEAR    FOR THE
                           YEAR ENDED   YEAR ENDED      ENDED      PERIOD ENDED
                            10/31/96     10/31/95      10/31/96    10/31/95(C)
                           -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income... $    42,177  $    61,773  $  4,547,650  $    467,870
  Net realized gain on
   investments............   1,453,661      667,438     2,227,691         5,993
  Net change in unrealized
   appreciation/
   depreciation on
   investments............   1,649,993      774,370    17,768,218       367,504
                           -----------  -----------  ------------  ------------
  Increase in net assets
   from operations........   3,145,831    1,503,581    24,543,559       841,367
                           -----------  -----------  ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income.................     (35,795)     (67,302)   (4,421,473)            0
  From net realized gain
   on investments.........    (634,240)           0        (7,294)            0
                           -----------  -----------  ------------  ------------
  Total distributions.....    (670,035)     (67,302)   (4,428,767)            0
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTION - NOTE C.....   4,404,025    4,746,155   (16,231,815)  151,979,099
                           -----------  -----------  ------------  ------------
  Total increase in net
   assets.................   6,879,821    6,182,434     3,882,977   152,820,466
NET ASSETS:
  Beginning of period.....  10,537,854    4,355,420   152,820,466             0
                           -----------  -----------  ------------  ------------
  End of period (including
   undistributed net
   investment income of
   $8,945, $2,563,
   $567,503 and $466,569,
   respectively).......... $17,417,675  $10,537,854  $156,703,443  $152,820,466
                           ===========  ===========  ============  ============

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                              MONTAG & CALDWELL
                                BALANCED FUND         CHICAGO TRUST BOND FUND
                          --------------------------- ------------------------
                            FOR THE    FOR THE PERIOD   FOR THE      FOR THE
                          YEAR ENDED       ENDED      YEAR ENDED   YEAR ENDED
                           10/31/96     10/31/95(D)    10/31/96     10/31/95
                          -----------  -------------- -----------  -----------
OPERATIONS:
  Net investment income.. $   562,623   $   272,458   $ 4,684,008  $ 1,459,879
  Net realized gain
   (loss) on investments.   2,720,967       (61,733)      (21,824)      98,947
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........   1,750,771     2,212,053      (427,461)   1,375,091
                          -----------   -----------   -----------  -----------
  Increase in net assets
   from operations.......   5,034,361     2,422,778     4,234,723    2,933,917
                          -----------   -----------   -----------  -----------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income................    (544,785)     (216,826)   (4,576,113)  (1,276,210)
  From net realized gain
   on investments........           0             0       (26,301)           0
                          -----------   -----------   -----------  -----------
  Total distributions....    (544,785)     (216,826)   (4,602,414)  (1,276,210)
                          -----------   -----------   -----------  -----------
CAPITAL SHARE
 TRANSACTIONS - NOTE C...   5,074,921    19,702,222     9,088,084   56,287,035
                          -----------   -----------   -----------  -----------
  Total increase in net
   assets................   9,564,497    21,908,174     8,720,393   57,944,742
NET ASSETS:
  Beginning of period....  21,908,174             0    70,490,335   12,545,593
                          -----------   -----------   -----------  -----------
  End of period
   (including
   undistributed net
   investment income of
   $70,787, $54,957,
   $258,643 and $194,531,
   respectively)......... $31,472,671   $21,908,174   $79,210,728  $70,490,335
                          ===========   ===========   ===========  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                               CHICAGO TRUST              CHICAGO TRUST
                              MUNICIPAL BOND              MONEY MARKET
                                   FUND                       FUND
                          ------------------------  --------------------------
                            FOR THE      FOR THE    FOR THE YEAR  FOR THE YEAR
                          YEAR ENDED   YEAR ENDED      ENDED         ENDED
                           10/31/96     10/31/95      10/31/96      10/31/95
                          -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income.. $   421,107  $   399,438  $ 10,298,196  $  7,979,144
  Net realized gain
   (loss) on investments.      30,220     (120,833)            0             0
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........     (54,373)     695,561             0             0
                          -----------  -----------  ------------  ------------
  Increase in net assets
   from operations.......     396,954      974,166    10,298,196     7,979,144
                          -----------  -----------  ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income................    (419,021)    (394,006)  (10,298,196)   (7,979,144)
                          -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS--NOTE C....    (471,269)     637,249    20,460,302    83,146,083
                          -----------  -----------  ------------  ------------
  Total increase
   (decrease) in net
   assets................    (493,336)   1,217,409    20,460,302    83,146,083
NET ASSETS:
  Beginning of year......  11,679,498   10,462,089   206,075,314   122,929,231
                          -----------  -----------  ------------  ------------
  End of year (including
   undistributed net
   investment income of
   $23,870, $21,784, $0
   and $0, respectively). $11,186,162  $11,679,498  $226,535,616  $206,075,314
                          ===========  ===========  ============  ============

(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
(c) Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
(d) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                 MONTAG & CALDWELL
                                                    GROWTH FUND
                                    -------------------------------------------
                                         RETAIL CLASS       INSTITUTIONAL CLASS
                                    ----------------------- -------------------
                                    YEAR ENDED PERIOD ENDED    PERIOD ENDED
                                     10/31/96  10/31/95(A)      10/31/96(B)
                                    ---------- ------------ -------------------
Net Asset Value, beginning of
 period............................  $  13.16    $ 10.00          $ 15.59
                                     --------    -------          -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income............      0.00       0.02             0.02
  Net realized and unrealized gain
   on investments..................      3.93       3.16             1.49
                                     --------    -------          -------
    Total from investment
     operations....................      3.93       3.18             1.51
  LESS DISTRIBUTIONS FROM AND IN
   EXCESS OF NET INVESTMENT INCOME.     (0.01)     (0.02)           (0.02)
                                     --------    -------          -------
Net Asset Value, end of period.....  $  17.08    $ 13.16          $ 17.08
                                     ========    =======          =======
TOTAL RETURN/2/....................     29.91%     31.87%            9.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
   000's)..........................  $166,243    $40,355          $52,407
  Ratio of expenses to average net
   assets before reimbursement of
   expenses by Advisor/1/..........      1.32%      1.87%            0.98%
  Ratio of expenses to average net
   assets after reimbursement of
   expenses by Advisor/1/..........      1.28%      1.30%            0.98%
  Ratio of net investment income to
   average net assets before
   reimbursement of expenses by
   Advisor/1/......................     -0.10%     -0.36%            0.17%
  Ratio of net investment income to
   average net assets after
   reimbursement of expenses by
   Advisor/1/......................     -0.06%      0.20%            0.17%
  Portfolio turnover/2/............     26.36%     34.46%           26.36%
  Average commission rate paid.....   $0.0639        N/R          $0.0639

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                     CHICAGO TRUST
                                                 GROWTH & INCOME FUND
                                             ----------------------------------
                                               YEAR      YEAR         PERIOD
                                              ENDED     ENDED          ENDED
                                             10/31/96  10/31/95     10/31/94(E)
                                             --------  --------     -----------
Net Asset Value, beginning of period........ $  12.90  $  10.11       $ 10.00
                                             --------  --------       -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................     0.11      0.09          0.07
  Net realized and unrealized gain on
   investments..............................     3.34      2.79          0.10
                                             --------  --------       -------
    Total from investment operations........     3.45      2.88          0.17
  LESS DISTRIBUTIONS
  Dividends from net investment income......    (0.11)    (0.09)        (0.06)
  Distributions from net realized gain on
   investments..............................    (0.07)     0.00          0.00
                                             --------  --------       -------
    Total distributions.....................    (0.18)    (0.09)        (0.06)
                                             --------  --------       -------
Net Asset Value, end of period.............. $  16.17  $  12.90       $ 10.11
                                             ========  ========       =======
TOTAL RETURN/2/.............................    26.98%    28.66%         1.73%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...... $205,133  $172,296       $12,282
  Ratio of expenses to average net assets
   before reimbursement of expenses by
   Advisor/1/...............................     1.15%     1.50%         2.21%
  Ratio of expenses to average net assets
   after reimbursement of expenses by
   Advisor/1/...............................     1.00%     1.09%/3/      1.20%
  Ratio of net investment income to average
   net assets before reimbursement of
   expenses by Advisor/1/...................     0.62%     0.33%        -0.15%
  Ratio of net investment income to average
   net assets after reimbursement of
   expenses by Advisor/1/...................     0.77%     0.74%         0.86%
  Portfolio turnover/2/.....................    25.48%     9.00%        37.01%
  Average commission rate paid..............  $0.0571       N/R           N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                    CHICAGO TRUST              CHICAGO TRUST
                                        TALON                 ASSET ALLOCATION
                                        FUND                        FUND
                            ------------------------------- ---------------------
                              YEAR      YEAR      PERIOD      YEAR      PERIOD
                             ENDED     ENDED       ENDED     ENDED       ENDED
                            10/31/96  10/31/95  10/31/94(F) 10/31/96  10/31/95(C)
                            --------  --------  ----------- --------  -----------
Net Asset Value, beginning
 of period................. $ 12.07   $ 10.25     $10.00    $   8.43   $   8.34
                            -------   -------     ------    --------   --------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income....    0.04      0.09       0.02        0.27       0.03
  Net realized and
   unrealized gain on
   investments.............    3.01      1.84       0.23        1.16       0.06
                            -------   -------     ------    --------   --------
    Total from investment
     operations............    3.05      1.93       0.25        1.43       0.09
  LESS DISTRIBUTIONS
  Dividends from net
   investment income.......   (0.03)    (0.11)      0.00       (0.26)      0.00
  Distributions from net
   realized gain on
   investments.............   (0.70)     0.00       0.00        0.00       0.00
                            -------   -------     ------    --------   --------
    Total distributions....   (0.73)    (0.11)      0.00       (0.26)      0.00
                            -------   -------     ------    --------   --------
Net Asset Value, end of
 period.................... $ 14.39   $ 12.07     $10.25    $   9.60   $   8.43
                            =======   =======     ======    ========   ========
TOTAL RETURN/2/............   26.51%    18.92%      2.50%      17.21%      1.08%
RATIOS/SUPPLEMENTAL DATA...
  Net assets, end of period
   (in 000's).............. $17,418   $10,538     $4,355    $156,703   $152,820
  Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by Advisor/1/..    1.98%     3.04%      7.82%       1.17%      1.19%
  Ratio of expenses to
   average net assets after
   reimbursement of
   expenses by Advisor/1/..    1.30%     1.30%      1.30%       1.00%      1.00%
  Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by Advisor/1/..   -0.38%    -0.97%     -4.13%       2.79%      2.56%
  Ratio of net investment
   income to average net
   assets after
   reimbursement of
   expenses by Advisor/1/..    0.30%     0.77%      2.39%       2.96%      2.73%
  Portfolio turnover/2/....  126.83%   229.43%     33.66%      34.29%      0.72%
  Average commission rate
   paid.................... $0.0612       N/R        N/R     $0.0596        N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                              MONTAG & CALDWELL            CHICAGO TRUST
                                BALANCED FUND                BOND FUND
                             --------------------- -------------------------------
                               YEAR      PERIOD      YEAR      YEAR      PERIOD
                              ENDED       ENDED     ENDED     ENDED       ENDED
                             10/31/96  10/31/95(D) 10/31/96  10/31/95  10/31/94(G)
                             --------  ----------- --------  --------  -----------
Net Asset Value, beginning
 of period.................. $ 12.12     $ 10.00   $  9.94   $  9.21     $ 10.00
                             -------     -------   -------   -------     -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income.....    0.27        0.26      0.60      0.60        0.50
  Net realized and
   unrealized gain (loss) on
   investments..............    2.17        2.09     (0.05)     0.73       (0.82)
                             -------     -------   -------   -------     -------
    Total from investment
     operations.............    2.44        2.35      0.55      1.33       (0.32)
  LESS DISTRIBUTIONS FROM
   NET INVESTMENT INCOME....   (0.27)      (0.23)    (0.60)    (0.60)      (0.47)
                             -------     -------   -------   -------     -------
Net Asset Value, end of
 period..................... $ 14.29     $ 12.12   $  9.89   $  9.94     $  9.21
                             =======     =======   =======   =======     =======
TOTAL RETURN/2/.............   20.37%      23.75%     5.76%    14.89%      -3.23%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's)............... $31,473     $21,908   $79,211   $70,490     $12,546
  Ratio of expenses to
   average net assets before
   reimbursement of expenses
   by Advisor/1/............    1.58%       2.50%     1.10%     1.54%       2.02%
  Ratio of expenses to
   average net assets after
   reimbursement of expenses
   by Advisor/1/............    1.25%       1.25%     0.80%     0.80%       0.80%
  Ratio of net investment
   income to average net
   assets before
   reimbursement of expenses
   by Advisor/1/............    1.83%       1.38%     5.89%     5.78%       4.83%
  Ratio of net investment
   income to average net
   assets after
   reimbursement of expenses
   by Advisor/1/............    2.16%       2.63%     6.19%     6.52%       6.05%
  Portfolio turnover/2/.....   43.58%      27.33%    41.75%    68.24%      20.73%
  Average commission rate
   paid..................... $0.0644         N/R       N/R       N/R         N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                          CHICAGO TRUST
                                                       MUNICIPAL BOND FUND
                                                  -------------------------------
                                                    YEAR      YEAR      PERIOD
                                                   ENDED     ENDED       ENDED
                                                  10/31/96  10/31/95  10/31/94(H)
                                                  --------  --------  -----------
Net Asset Value, beginning of period............. $ 10.08   $  9.56     $ 10.00
                                                  -------   -------     -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................    0.38      0.35        0.27
  Net realized and unrealized gain (loss) on
   investments...................................   (0.02)     0.52       (0.46)
                                                  -------   -------     -------
    Total from investment operations.............    0.36      0.87       (0.19)
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME..   (0.38)    (0.35)      (0.25)
                                                  -------   -------     -------
Net Asset Value, end of period................... $ 10.06   $ 10.08     $  9.56
                                                  =======   =======     =======
TOTAL RETURN/2/..................................    3.59%     9.29%      -1.92%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)........... $11,186   $11,679     $10,462
  Ratio of expenses to average net assets before
   reimbursement of expenses by Advisor/1/.......    1.53%     2.16%       2.09%
  Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor/1/.......    0.90%     0.90%       0.90%
  Ratio of net investment income to average net
   assets before reimbursement of expenses by
   Advisor/1/....................................    3.11%     2.37%       1.90%
  Ratio of net investment income to average net
   assets after reimbursement of expenses by
   Advisor/1/....................................    3.74%     3.63%       3.09%
  Portfolio turnover/2/..........................   27.47%    42.81%      14.85%

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                  CHICAGO TRUST MONEY
                                                      MARKET FUND
                                             ----------------------------------
                                               YEAR      YEAR         PERIOD
                                              ENDED     ENDED          ENDED
                                             10/31/96  10/31/95     10/31/94(I)
                                             --------  --------     -----------
Net Asset Value, beginning of period........ $   1.00  $   1.00      $   1.00
                                             --------  --------      --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................     0.05      0.05          0.03
                                             --------  --------      --------
  LESS DISTRIBUTIONS FROM NET INVESTMENT
   INCOME...................................    (0.05)    (0.05)        (0.03)
                                             --------  --------      --------
Net Asset Value, end of period.............. $   1.00  $   1.00      $   1.00
                                             ========  ========      ========
TOTAL RETURN/2/.............................     5.14%     5.56%         3.20%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...... $226,536  $206,075      $122,929
  Ratio of expenses to average net assets
   before reimbursement of expenses by
   Advisor/1/...............................     0.59%     0.63%         0.64%
  Ratio of expenses to average net assets
   after reimbursement of expenses by
   Advisor/1/...............................     0.50%     0.43%/4/      0.40%
  Ratio of net investment income to average
   net assets before reimbursement of
   expenses by Advisor/1/...................     4.93%     5.24%         3.49%
  Ratio of net investment income to average
   net assets after reimbursement of
   expenses by Advisor/1/...................     5.02%     5.44%         3.73%

(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
(c) Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
(d) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
(e) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
(f) Chicago Trust Talon Fund commenced investment operations on September 19, 1994.
(g) Chicago Trust Bond Fund commenced investment operations on December 13,
    1993.
(h) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.
(i) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.
1  Annualized
2  Not annualized
3 The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
4 The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from .40% to .50% on July 12, 1995.
N/R Not required

See accompanying notes to financial statements.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS                                  OCTOBER 31, 1996
-------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Asset Allocation Fund (the "Asset Allocation Fund"), Montag & Caldwell Balanced Fund (the "Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 18, 1996, the Fund offered two classes of shares, Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. (Talon) to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The Asset Allocation Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995.

The Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  (1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund and the Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the New York Stock Exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

  (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (3) DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized below is a type of derivative financial instrument which may be used by the Funds, except by the Money Market Fund.

  An option contract gives the buyer the right, but not the obligation to buy
  (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

  Transactions in options for the Talon Fund for the year ended October 31, 1996 were as follows:

                                                           CONTRACTS  PREMIUM
                                                           --------- ---------
   Outstanding at October 31, 1995........................     30    $ (28,650)
   Options purchased (Net)................................    165     (165,325)
   Options terminated in closing transactions (Net).......   (125)     137,125
   Options expired (Net)..................................    (70)      56,850
                                                             ----    ---------
   Outstanding at October 31, 1996........................      0    $       0
                                                             ====    =========

  (4) MORTGAGE BACKED SECURITIES: The Asset Allocation Fund, Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

  The Asset Allocation Fund, Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

  The Asset Allocation Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

  (5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

  (6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the losses amounted to $97,257 for the Municipal Bond Fund. These losses will expire October 31, 2003.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

  (7) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareowners are recorded on the ex-dividend date.

  (8) ORGANIZATION COSTS: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund, and Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the Balanced Fund; and September 21, 1995 for the Asset Allocation Fund.

  (9) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, and the Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. For the year ended October 31, 1996, 100.0% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth & Income Fund and the Growth Fund paid long-term capital gains of $976,557 and $24,401, respectively. In January 1997, the Funds will provide tax information to shareholders for the 1996 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Permanent book and tax differences of $25,243, $29,844 and $2,008 were reclassified at October 31, 1996 from accumulated net realized gain (loss) on investments to undistributed net investment income in the Asset Allocation Fund, the Bond Fund and the Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. Distributions of $13,939 were reclassified from undistributed net investment income to accumulated net realized gain (loss) on investments in the Bond Fund due to sales of interest only securities. Distributions of $28,035 in the Growth Fund and $375 in the Growth & Income Fund were reclassified from undistributed net investment income to capital paid-in due to a net operating loss in the Growth Fund and excise taxes paid in the Growth & Income Fund.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

NOTE (C) CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the year ended October 31, 1996 were as follows:

                                GROWTH FUND-RETAIL CLASS                          GROWTH FUND-INSTITUTIONAL CLASS
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                 PERIOD ENDED                          PERIOD ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995                      OCTOBER 31, 1996
                   --------------------------  --------------------------             ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT                  SHARES       AMOUNT
                   ------------  ------------  ------------  ------------             -----------  -----------
SHARES SOLD.......    7,779,869  $118,083,887     3,647,616  $ 41,552,317               3,302,194  $51,795,147
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........        3,770        53,046         3,223        37,462                   2,812       45,883
SHARES REDEEMED...   (1,115,729)  (16,878,640)     (585,197)   (6,849,876)               (236,988)  (3,673,416)
                   ------------  ------------  ------------  ------------             -----------  -----------
 NET INCREASE.....    6,667,910  $101,258,293     3,065,642  $ 34,739,903               3,068,018  $48,167,614
                   ============  ============  ============  ============             ===========  ===========
                                  GROWTH & INCOME FUND                                      TALON FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                  YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    2,994,709  $ 43,023,005    13,916,472  $177,441,408    336,046  $ 4,424,049      549,448  $ 5,975,992
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      170,324     2,391,580         2,987        35,488     55,106      662,762        6,101       66,183
SHARES REDEEMED...   (3,829,976)  (55,223,402)   (1,781,094)  (22,735,056)   (54,225)    (682,786)    (107,228)  (1,296,020)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......     (664,943) ($ 9,808,817)   12,138,365  $154,741,840    336,927  $ 4,404,025      448,321  $ 4,746,155
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                  ASSET ALLOCATION FUND                                    BALANCED FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                 PERIOD ENDED               YEAR ENDED              PERIOD ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    2,932,312  $ 26,178,729    18,965,446  $158,962,203  1,269,601  $17,019,049    1,891,915  $20,642,834
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      495,015     4,428,767             0             0     41,681      544,624       19,547      216,825
SHARES REDEEMED...   (5,245,177)  (46,839,311)     (830,910)   (6,983,104)  (916,526) (12,488,752)    (104,087)  (1,157,437)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......   (1,817,850) ($16,231,815)   18,134,536  $151,979,099    394,756  $ 5,074,921    1,807,375  $19,702,222
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                        BOND FUND                                       MUNICIPAL BOND FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                  YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    1,866,993  $ 18,394,655     7,252,380  $ 71,206,866     39,198  $   394,557      110,913  $ 1,084,257
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      422,144     4,131,546        57,705       565,418      2,203       22,047        1,761       17,225
SHARES REDEEMED...   (1,373,273)  (13,438,117)   (1,580,817)  (15,485,249)   (87,989)    (887,873)     (47,826)    (464,233)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......      915,864  $  9,088,084     5,729,268  $ 56,287,035    (46,588) ($  471,269)      64,848  $   637,249
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                    MONEY MARKET FUND
                   ------------------------------------------------------
                          YEAR ENDED                  YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995
                   --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT
                   ------------  ------------  ------------  ------------
SHARES SOLD.......  494,444,216  $494,444,216   684,248,485  $684,248,485
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      331,446       331,446       165,085       165,085
SHARES REDEEMED... (474,315,360) (474,315,360) (601,267,487) (601,267,487)
                   ------------  ------------  ------------  ------------
 NET INCREASE.....   20,460,302  $ 20,460,302    83,146,083  $ 83,146,083
                   ============  ============  ============  ============

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

At October 31, 1996, Chicago Trust owned 2,500, 2,500, and 1,002,500 shares of the Growth & Income Fund, the Bond Fund and the Municipal Bond Fund, respectively.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1996 were:

                                                         AGGREGATE    PROCEEDS
                                                         PURCHASES   FROM SALES
                                                        ------------ -----------
GROWTH FUND............................................ $156,105,350 $26,094,087
GROWTH & INCOME FUND...................................   44,579,057  53,468,430
TALON FUND.............................................   17,354,186  14,055,006
ASSET ALLOCATION FUND..................................   48,077,805  56,037,485
BALANCED FUND..........................................   15,592,814  11,047,812
BOND FUND..............................................   38,421,652  29,181,572
MUNICIPAL BOND FUND....................................    3,271,064   3,016,545

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each
Fund: 0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the Asset Allocation Fund, 0.75% for the Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.00%, 1.30%, 1.00%, 1.25%,
0.80%, 0.90% and 0.50%, respectively. Such expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1996, the Advisors reimbursed expenses of $34,647 for the Growth Fund, $285,994 for the Growth & Income Fund, $95,297 for the Talon Fund, $260,144 for the Asset Allocation Fund, $85,405 for the Balanced Fund, $225,757 for the Bond Fund, $70,437 for the Municipal Bond Fund and $174,325 for the Money Market Fund.

Effective November 15, 1993, FPS Services, Inc. was appointed as the Funds' Administrator. Under its Sub-Administration Agreement with the Funds, FPS Services, Inc. provides certain administrative services for which the Funds pay an annual fee at the following annual percentage rates of the combined average daily net assets of the Funds: 0.09% of the first $200 million, 0.05% on the next $300 million, and 0.03% in excess of $500 million. FPS Services, Inc. also retains a portion of the Funds' custody fees.

FPS Broker Services, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement dated November 15, 1993. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have a distribution plan.

At October 31, 1996, the transfer agency fees for the two classes of shares of the Growth Fund were as follows: the Retail Class had incurred $35,197 and the Institutional Class had incurred $780.

Certain officers and trustees of the Funds are also officers and directors of The Chicago Trust Company. The Funds do not compensate its officers or affiliated trustees. Effective January 1, 1996, the Company pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended and an annual retainer of $1,000.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREOWNERS OF CT&T FUNDS:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Asset Allocation Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                             /s/ KPMG Peat Marwick LLP
Chicago, Illinois
December 16, 1996

CT&T FUNDS -- TRUSTEES & OFFICERS
--------------------------------------------------------------------------------

                TRUSTEES                                OFFICERS


       Leonard F. Amari, Trustee*                 Kenneth C. Anderson
                                                       President

       Stuart D. Bilton, Chairman
                                                     David F. Seng
                                                 Senior Vice President
      Dorothea C. Gilliam, Trustee

                                                  Thomas J. Adams, III
       Gregory T. Mutz, Trustee*                     Vice President


        Nathan Shapiro, Trustee*                  Gerald F. Dillenburg
                                        Vice President, Secretary and Treasurer

        * Unaffiliated Trustees


                ADVISORS                               CUSTODIAN
       The Chicago Trust Company                     UMB Bank, N.A.
         171 North Clark Street                     928 Grand Avenue
         Chicago, IL 60601-3294                  Kansas City, MO 64141


        Montag & Caldwell, Inc.                      LEGAL COUNSEL
     1100 Atlanta Financial Center             Gardner, Carton & Douglas
        3343 Peachtree Road, NE                  321 North Clark Street
         Atlanta, GA 30326-1450                        Suite 3400
                                                   Chicago, IL 60610


              UNDERWRITER/
          SHAREHOLDER SERVICES                          AUDITOR
           FPS Services, Inc.                    KPMG Peat Marwick LLP
           3200 Horizon Drive                    303 East Wacker Drive
       King of Prussia, PA 19406                   Chicago, IL 60601

                                  CT&T FUNDS

                                   Form N-1A

                          Part C -- Other Information
                          ===========================


Item 24.  Financial Statements and Exhibits:
--------------------------------------------

          (a)  Financial Statements Included in Part A:

               Financial Highlights.

               Financial Statements Included in Part B:

               Annual Report (all Funds) to Shareowners dated October 31, 1996.



          (b)  EDGAR Exhibits Filed Pursuant to Form N-1A:

               (1) Agreement and Declaration of Trust -- Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

               (2) Copies of existing By-Laws -- Incorporated herein by reference to Exhibit No. (2) to Registration statement No. 33-68666 filed February 22, 1996.

               (3)  Copies of any voting trust agreement -- Not Applicable.

               (4) Copies of all instruments defining the rights of holders of the securities -- Not Applicable.

               (5)  Copies of all investment advisory contracts:

                    (a) Investment Advisory Agreements for CT&T Growth & Income Fund, CT&T Intermediate Fixed Income Fund, CT&T Intermediate Municipal Bond Fund, and CT&T Money Market Fund with Chicago Title and Trust Company -- Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                         Investment Advisory Agreements for CT&T Talon Fund with Chicago Title and Trust Company, and Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund with Montag & Caldwell, Inc. -- Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                         Investment Advisory Agreement for CT&T Asset Allocation Fund with Chicago Title and Trust Company -- Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                         Amendments dated December 21, 1995 to Investment Advisory Agreements for each Series, reflecting name changes of Series and Advisor -- Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    (b) Amended and Restated Sub-Investment Advisory Agreement for CT&T Talon Fund with Talon Asset Management, Inc. -- filed herewith.

                    (c) Investment Advisory Guaranty Agreement dated October 30, 1995, between Chicago Title and Trust Company and CT&T Funds -- Incorporated herein by reference to Exhibit No. (5)(c) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    (d) Investment Advisory Assignment dated October 30, 1995, between and among Chicago Title and Trust Company, The Chicago Trust Company, and CT&T Funds -- Incorporated herein by reference to Exhibit No. (5)(d) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    (e) Master Services Agreement dated October 30, 1995, between Chicago Title and Trust Company and certain of its subsidiaries -- Incorporated herein by reference to Exhibit No. (5)(e) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          (6)  Copies of each underwriting or distribution contract:

               (a) Underwriting Agreement for all Funds with FPS Broker Services, Inc. -- Incorporated herein by reference to Exhibit No. (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    Amendment dated December 21, 1995 to Underwriting Agreement, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    Amendment dated June 13, 1996 to Underwriting Agreement, reflecting creation of multiple class -- Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

               (b) Underwriter Compensation Agreement for all Funds with FPS Broker Services, Inc. -- Incorporated herein by reference to Exhibit No. (6)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                    Amendment dated December 21, 1995 to Underwriter Compensation Agreement, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No.
                    (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          (7) Copies of all bonus, profit sharing, pension or other similar contracts -- Not Applicable.

          (8)  Copies of all custodian agreements:

          (a) Custodian Agreement with UMB Bank, N.A. -- Incorporated herein by reference to Exhibit (8)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          (b) Custody Administration and Agency Agreement for all Funds with FPS Services, Inc., with respect to UMB Bank, n.a. -- Incorporated herein by reference to Exhibit (8)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Custody Administration and Agency Agreement, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (8)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated June 13, 1996 to Custody Administration and Agency Agreement, reflecting creation of multiple class -- Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed:

          (a) Transfer Agent Services Agreement for all Funds with FPS Services, Inc. -- Incorporated herein by reference to Exhibit No.
               (9)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Transfer Agent Services Agreement, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (9)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated June 13, 1996 to Transfer Agent Services Agreement, reflecting creation of multiple class -- Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

          (b) Administration Agreement between the Company and Chicago Title and Trust Company -- Incorporated herein by reference to Exhibit No. (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Administration Agreement, reflecting name changes of certain Series and the Administrator -- Incorporated herein by reference to Exhibit No. (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated June 13, 1996 to Administration Agreement, reflecting creation of multiple class -- Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

               Sub-Administration Agreement between Chicago Title and Trust Company and FPS Services, Inc. -- Incorporated herein by reference to Exhibit No. (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Sub-Administration Agreement, reflecting name changes of certain Series -- Incorporated herein by reference to Exhibit No. (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          Amendment dated June 13, 1996 to Sub-Administration Agreement, reflecting creation of multiple class --Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

     (c) Accounting Services Agreement for all Funds with FPS Services, Inc. -- Incorporated herein by reference to Exhibit No. (9)(c) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          Amendment dated December 21, 1995 to Accounting Services Agreement, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (9)(c) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          Amendment dated June 13, 1996 to Accounting Services Agreement, reflecting creation of multiple class--Incorporated herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

     (10) Consent of Counsel -- Not Applicable.

     (11) Copies of any other opinions, appraisals or rulings.

          (a) Consent of Independent Auditors -- filed herewith.

     (12) All financial statements omitted from Item 23. -- Not Applicable.

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant -- Not Applicable.

     (14) Copies of the model plan -- Not Applicable.

     (15) Copies of any plan or agreement entered into by Registrant pursuant to Rule 12b-1:

          (a) Distribution Plans for all Funds except Money Market Fund, with FPS Broker Services, Inc. -- Incorporated herein by reference to Exhibit No. (15)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

              Amendment to Distribution Plans dated December 21, 1995, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (15)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

          (b) Servicing Agreement for Distribution Assistance and Shareholder Administrative Support Services for all Funds except Money Market Fund, with FPS Broker Services, Inc.-- Incorporated herein by reference to Exhibit No. (15)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

              Amendment to Servicing Agreement for Distribution Assistance and Shareholder Administrative Support Services dated December 21, 1995, reflecting name changes to certain Series -- Incorporated herein by reference to Exhibit No. (15)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         (16) Schedules for Computations of Performance Quotations --
              Incorporated
                herein by reference to Registration Statement #33-68666 filed via EDGAR on April 16, 1996.

          (27)  Electronic Filers -- Financial Data Schedules attached.


Item 25. Persons Controlled by or under Common Control with Registrant:

          None.


Item 26. Number of Holders of Securities as of February 1, 1997:


Montag & Caldwell Growth Fund Class N    2,356
----------------------------------------------
Montag & Caldwell Growth Fund Class I        7
----------------------------------------------
Chicago Trust Growth & Income Fund       1,585
----------------------------------------------
Chicago Trust Talon Fund                   765
----------------------------------------------
Chicago Trust Asset Allocation Fund        149
----------------------------------------------
Montag & Caldwell Balanced Fund            481
----------------------------------------------
Chicago Trust Bond Fund                    390
----------------------------------------------
Chicago Trust Municipal Bond Fund          102
----------------------------------------------
Chicago Trust Money Market Fund            726
----------------------------------------------

Item 27. Indemnification:

     Section 10.2 of the Registrant's Trust Instrument provides as follows:

          10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

     Section 10.3 of the Registrant's Trust Instrument, filed herein as Exhibit 1, also provides for the indemnification of shareholders of the Registrant.
     Section 10.3 states as follows:

          10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

     In addition, Registrant currently has a trustees' and officers' liability policy covering certain types of errors and omissions.

Item 28.  Business and Other Connections of Advisors and Sub-Advisor:

          Chicago Title and Trust Company is engaged in the sale and underwriting of title insurance through the CT&T Family of Title Insurers, which consists of Chicago Title Insurance Company, Security Union Title Insurance Company and Ticor Title Insurance Company and their respective subsidiaries. The CT&T Family of Title Insurers also offers services related to title insurance, including abstracting, searches, and escrow, closing and disbursement services in connection with real estate transactions. Each of these principal title insurance subsidiaries is rated "A-" by Standard & Poor's Corporation.

          The CT&T Family of Title Insurers is the largest title insurance organization in the world, with more than 200 full-service offices, 8,000 employees and 3,800 policy-issuing agents in 49 states, Puerto Rico, the Virgin Islands and Canada. Consolidated assets totaled $1.5 billion in 1996.

          The Chicago Trust Company conducts a general financial services business through its Financial Services Group, which comprises four businesses. The institutional investment management group manages equity and fixed income institutional assets in excess of $3.0 billion, primarily in employee benefit plans, foundation accounts and insurance company accounts. The employee benefits services group offers profit sharing plans, matching savings plans, money purchase pensions and consulting services, and has become one of the leading providers of 401(k) salary deferral plans to mid-sized companies. The personal trust and investment services group provides investment management and trust and estate planning primarily for accounts in the $500,000 to $10 million range. The real estate trust services group provides the means whereby real estate can be conveyed to a trustee while reserving to the beneficiaries the full management and control of the property. This group also facilitates tax-deferred exchanges of income-producing real property.

          Montag & Caldwell's sole business is managing assets primarily for employee benefit, endowment, charitable, and other institutional clients, as well as high net worth individuals.

          At Talon Asset Management, Mr. Terry Diamond is Chairman and a Director, Mr. Alan R. Wilson is President and a Director, and Barbara Rumminger, Secretary, are, respectively, Chairman and a Director, President and a Director, and Secretary of Talon Securities, Inc., 140 South Dearborn Street, Chicago, Illinois, a registered broker dealer. Mr. Diamond is also a director of Amli Realty Company, 125 South Wacker Drive, Chicago Illinois, a private real estate investment company.

The directors and officers of the Trust's Investment Advisors and Sub-Investment Advisor are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession vocation or employment of a substantial nature.

=========================================================================================================
                                       THE CHICAGO TRUST COMPANY
                                       -------------------------
---------------------------------------------------------------------------------------------------------
             NAME                         TITLE/POSITION                      OTHER BUSINESS
            -----                        ---------------                      --------------
---------------------------------------------------------------------------------------------------------
Richard P. Toft                  Director                          Director and Chairman, Chicago Title
                                                                   and Trust Company; Director,
                                                                   Chairman and Chief Executive Officer,
                                                                   Alleghany Asset Management, Inc.;
                                                                   Director of Chicago Title Insurance
                                                                   Co.; Director, The Chicago Trust
                                                                   Company.
---------------------------------------------------------------------------------------------------------
Allan P. Kirby, Jr.              Director                          President, Liberty Square, Inc.;
                                                                   Director, Alleghany Corporation;
                                                                   Director, Chicago Title and Trust
                                                                   Company; Director, Chicago Title
                                                                   Insurance Company; Director,
                                                                   Kirby Investments, Inc.; Director
                                                                   The Chicago Trust Company.
---------------------------------------------------------------------------------------------------------
Anthony Kuklin                   Director                          Partner of Paul, Weiss, Rifkind,
                                                                   Wharton & Garrison; Director,
                                                                   Chicago Title and Trust Company;
                                                                   Director, Chicago Title Insurance
                                                                   Company; Director, The Chicago
                                                                   Trust Company.
---------------------------------------------------------------------------------------------------------

M. Leanne Lachman                Director                          Managing Director, Schroder Real
                                                                   Estate Associates; Director,
                                                                   Chicago Title and Trust Company;
                                                                   Director, Chicago Title Insurance
                                                                   Company; Director, The Chicago
                                                                   Trust Company.
----------------------------------------------------------------------------------------------------------
Dana G. Leavitt                  Director                          President, Leavitt Management
                                                                   Company; Director, Chicago Title
                                                                   and Trust Company; Director,
                                                                   Chicago Title Insurance Company;
                                                                   Director, The Chicago Trust
                                                                   Company.
----------------------------------------------------------------------------------------------------------
Lawrence F. Levy                 Director                          Chairman, The Levy Organization;
                                                                   Director, Chicago Title and Trust
                                                                   Company; Director, Chicago Title
                                                                   Insurance Company; Director, The
                                                                   Chicago Trust Company.
----------------------------------------------------------------------------------------------------------
Robert Riley                     Director                          President and Chief Executive
                                                                   Officer of Leggat McCall Properties;
                                                                   Director, Chicago Title and Trust
                                                                   Company; Director, Chicago Title
                                                                   Insurance Company.
----------------------------------------------------------------------------------------------------------
Steven Newman                    Director                          Chairman, President and Chief
                                                                   Executive Officer, URC Holdings
                                                                   Corporation; Director, Chicago
                                                                   Title and Trust Company; Director,
                                                                   Chicago Title Insurance Company.
----------------------------------------------------------------------------------------------------------
Margaret P. MacKimm              Director                          Director, Woolworth Corporation;
                                                                   Director, E.I. DuPont deNemours
                                                                   & Company; Director, Chicago
                                                                   Title and Trust Company; Director;
                                                                   Chicago Title Insurance Company.
----------------------------------------------------------------------------------------------------------
Walter D. Scott                  Director                          Professor of Management, J.L.
                                                                   Kellogg Graduate School of
                                                                   Management, Northwestern
                                                                   University; Director, Chicago Title
                                                                   and Trust Company; Director,
                                                                   Chicago Title Insurance Company.
----------------------------------------------------------------------------------------------------------
Earl L. Neal                     Director                          Principal Attorney, Earl L. Neal
                                                                   and Associates; Director, Chicago
                                                                   Title and Trust Company; Director,
                                                                   Chicago Title Insurance Company.
----------------------------------------------------------------------------------------------------------


John J. Rau                      Director                          President and Chief Executive
                                                                   Officer, Chicago Title and Trust
                                                                   Co.; Director, President and Chie
                                                                   Executive Officer of Chicago Title
                                                                   Insurance Company and Ticor Title
                                                                   Insurance Company; Director,
                                                                   Chairman and President, Security
                                                                   Union Title Insurance Company;
                                                                   Director, Ticor Title Guaranty
                                                                   Company.
---------------------------------------------------------------------------------------------------------

INSTITUTIONAL INVESTMENT GROUP:
-------------------------------
---------------------------------------------------------------------------------------------------------
Charles F. Henderson             Executive Vice President
                                 and Chief Investment Officer
---------------------------------------------------------------------------------------------------------
Carla V. Stracten                Senior Vice President
---------------------------------------------------------------------------------------------------------
Frederick W. Engimann            Senior Vice President
---------------------------------------------------------------------------------------------------------
David J. Cox                     Vice President
---------------------------------------------------------------------------------------------------------
Thomas J. Marthaler              Vice President
---------------------------------------------------------------------------------------------------------
Lois A. Pasquale                 Vice President
---------------------------------------------------------------------------------------------------------
Bernard F. Myszkowski            Vice President
---------------------------------------------------------------------------------------------------------
Jerold L. Stodden                Vice President
---------------------------------------------------------------------------------------------------------
Fred H. Senft                    Assistant Vice President
---------------------------------------------------------------------------------------------------------
Steven A. Rusnak                 Assistant Vice
                                 President
---------------------------------------------------------------------------------------------------------
Mark Schlossberg                 Assistant Vice President
---------------------------------------------------------------------------------------------------------
Daniel E. Zaldivar               Assistant Vice President
---------------------------------------------------------------------------------------------------------

           Name                             Title/Position                      Other Business
           ----                             --------------                      --------------
---------------------------------------------------------------------------------------------------------
MUTUAL FUNDS:
-------------
---------------------------------------------------------------------------------------------------------
Kenneth C. Anderson              Vice President
---------------------------------------------------------------------------------------------------------

-------------------------------
OPERATIONS AND FINANCIAL PLANNING:
----------------------------------
---------------------------------------------------------------------------------------------------------
Skip Neuman                      Senior Vice President and Chief
                                 Financial Officer
---------------------------------------------------------------------------------------------------------
Quentin L. Hardisty              Vice President
---------------------------------------------------------------------------------------------------------
Jack Carroll                     Assistant Vice President
---------------------------------------------------------------------------------------------------------
Ahmed Wajid                      Assistant Vice President
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
PERSONAL TRUST & INVESTMENT SERVICES:
-------------------------------------
-------------------------------------------------------------------------------------------------------
Paula Addix Harbage              Executive Vice President
-------------------------------------------------------------------------------------------------------
Hubert A. Adams                  Senior Vice President
-------------------------------------------------------------------------------------------------------
Alan B. Shidler                  Senior Vice President
-------------------------------------------------------------------------------------------------------
Stephen Ferrone                  Senior Vice President
-------------------------------------------------------------------------------------------------------
Ann C. Christensen               Vice President
-------------------------------------------------------------------------------------------------------
Joan M. Giardina                 Vice President
-------------------------------------------------------------------------------------------------------
Roger A. Meier                   Vice President
-------------------------------------------------------------------------------------------------------
Joan M. Perkins                  Vice President
-------------------------------------------------------------------------------------------------------
Charles G. Rammelt               Vice President
-------------------------------------------------------------------------------------------------------
George Vanden Vennett            Vice President
-------------------------------------------------------------------------------------------------------
Mike Allaway                     Assistant Vice President
-------------------------------------------------------------------------------------------------------
Roger C. Clark                   Assistant Vice President
-------------------------------------------------------------------------------------------------------
Thomas G. Corr                   Assistant Vice President
-------------------------------------------------------------------------------------------------------
Judith K. French                 Assistant Vice President
-------------------------------------------------------------------------------------------------------
John Q. Hinds                    Assistant Vice President
-------------------------------------------------------------------------------------------------------
Dawn M. Shaefer                  Assistant Vice President
-------------------------------------------------------------------------------------------------------
Jan E. Stone                     Assistant Vice President
-------------------------------------------------------------------------------------------------------
David W. Nyberg                  Assistant Trust Counsel
-------------------------------------------------------------------------------------------------------
Robert A. Murphy                 Assistant Vice President
                                 and Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------
Michael Pollard                  Assistant Vice President
                                 and Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------
Denise M. Seminetta              Assistant Vice President
                                 and Senior Portfolio Manager
-------------------------------------------------------------------------------------------------------
Jane Feeny                       Senior Trust Officer
-------------------------------------------------------------------------------------------------------
Ingrid Osiecki                   Senior Trust Officer
-------------------------------------------------------------------------------------------------------
Nola Bounds                      Assistant Trust Officer
-------------------------------------------------------------------------------------------------------
Sharon Harlin                    Assistant Trust Officer
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Judy Wheeler                     Assistant Trust Officer
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Name                                      Title/Position                      Other Business
----                                      --------------                      --------------
-------------------------------------------------------------------------------------------------------

REAL ESTATE SERVICES:
---------------------
-------------------------------------------------------------------------------------------------------
B. Wyckliffe Pattishall, Jr.     Executive Vice President
-------------------------------------------------------------------------------------------------------
James Benson                     Vice President
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Naomi Weitzel                    Vice President
-------------------------------------------------------------------------------------------------------
Mary Cunningham-Watson           Vice President
-------------------------------------------------------------------------------------------------------
Miriam Golden                    Assistant Vice President
-------------------------------------------------------------------------------------------------------
Susan A. Becker                  Trust Officer
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Carolyn J. Pampanella            Trust Officer
-------------------------------------------------------------------------------------------------------
Kimberly DiTomasso               Trust Officer
-------------------------------------------------------------------------------------------------------

Laura Szakas                     Assistant Trust Officer
-------------------------------------------------------------------------------------------------------

RETIREMENT TRUST RESOURCES:
---------------------------

-------------------------------------------------------------------------------------------------------
Terry L. Zirkle                  Senior Vice President
-------------------------------------------------------------------------------------------------------
Mark D. Berman                   Vice President
-------------------------------------------------------------------------------------------------------
Daniel R. Joyce                  Vice President
-------------------------------------------------------------------------------------------------------
Michael Lambert                  Vice President
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Karen Fisher Prange              Vice President
-------------------------------------------------------------------------------------------------------
Ronald S. Quesenberry            Vice President
-------------------------------------------------------------------------------------------------------
Jeanne D. Reder                  Vice President
-------------------------------------------------------------------------------------------------------
Robert F. Stuark                 Vice President
-------------------------------------------------------------------------------------------------------
William Pappas                   Senior Trust Officer
-------------------------------------------------------------------------------------------------------
Pamela Gena                      Trust Officer
-------------------------------------------------------------------------------------------------------
Estrella A. San Jose             Trust Officer
-------------------------------------------------------------------------------------------------------

Mark Metz                        Trust Officer
-------------------------------------------------------------------------------------------------------
Angela L. Williams               Trust Officer
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                            MONTAG & CALDWELL, INC.
                            ----------------------

----------------------------------------------------------------------------------------------------------
          Name                         Title/Position                           Other Business
          ----                         --------------                           --------------
----------------------------------------------------------------------------------------------------------
Solon P. Patterson               Chairman of the Board,
                                 Chief Executive Officer
                                 and Treasurer
----------------------------------------------------------------------------------------------------------
Stuart D. Bilton                 Director
----------------------------------------------------------------------------------------------------------
David B. Cumming                 Director
----------------------------------------------------------------------------------------------------------
Ronald E. Canakaris              President and
                                 Chief Investment Officer
----------------------------------------------------------------------------------------------------------
David F. Seng                    Executive Vice President
                                 and Chief Operating Officer
----------------------------------------------------------------------------------------------------------
Elizabeth C. Chester             Vice President and Secretary
----------------------------------------------------------------------------------------------------------
Homer W. Whitman, Jr.            Senior Vice President
----------------------------------------------------------------------------------------------------------
Janet B. Bunch                   Vice President
----------------------------------------------------------------------------------------------------------
Debra Bunde Comsudes             Vice President
----------------------------------------------------------------------------------------------------------
Jane R. Davenport                Vice President
----------------------------------------------------------------------------------------------------------
James L. Deming                  Vice President
----------------------------------------------------------------------------------------------------------
Charlotte F. Fox                 Vice President
----------------------------------------------------------------------------------------------------------
Brion D. Friedman                Vice President
----------------------------------------------------------------------------------------------------------
Richard W. Haining               Vice President
----------------------------------------------------------------------------------------------------------
Charles Jefferson Hagood         Vice President
----------------------------------------------------------------------------------------------------------
Grover C. Maxwell, III           Vice President
----------------------------------------------------------------------------------------------------------
William A. Vogel                 Vice President
----------------------------------------------------------------------------------------------------------

Rebecca M. Keister               Vice President
----------------------------------------------------------------------------------------------------------
M. Scott Thompson                Assistant Vice President
----------------------------------------------------------------------------------------------------------
John S. Whitney, III             Second Vice President
----------------------------------------------------------------------------------------------------------
Brian W. Stahl                   Assistant Treasurer
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                         TALON ASSET MANAGEMENT, INC.
                        ----------------------------
----------------------------------------------------------------------------------------------------------
          Name                             Title/Position                    Other Business
          ----                             --------------                    --------------
----------------------------------------------------------------------------------------------------------
Terry D. Diamond                             Chairman                    Director of Amli Realty.
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Alan R. Wilson                   President
----------------------------------------------------------------------------------------------------------
Barbara L. Rumminger             Treasurer
----------------------------------------------------------------------------------------------------------
Bernard H. Kailin                Vice President
----------------------------------------------------------------------------------------------------------
Sophia A. Erskine                Corporate Secretary
----------------------------------------------------------------------------------------------------------

Item 29.  Principal Underwriter:
--------------------------------

      (a) FPS Broker Services, Inc. ("FPSB"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for:

           The Brinson Funds
           CT&T Funds
           Fairport Funds
           Farrell Alpha Strategies
           First Mutual Funds
           Focus Trust, Inc.
           The HomeState PA Growth Fund
           IAA Trust Mutual Funds
           Matthews International Funds
           McM Funds
           Smith Breeden Series Fund
           Smith Breeden Short Duration US Gov't Fund
           Smith Breeden Trust
           The Stratton Funds, Inc.
           Stratton Growth Fund, Inc.
           Stratton Monthly Dividend Shares, Inc.
           The Timothy Plan

      (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

                                 Position                   Position and
Name and Principal               and Offices                Offices with
Business Address                 with Underwriter           Registrant
-----------------                ----------------           ------------
Kenneth J. Kempf                 Director, President        None
3200 Horizon Drive               and Principal
King of Prussia, PA 19406-0874

Lynne M. Cannon                  Vice President             None
3200 Horizon Drive               and Principal
King of Prussia, PA 19406-0874

Rocco J. Cavalieri               Director and               None
3200 Horizon Drive               Vice President
King of Prussia, PA 19406-0874

Gerald J. Holland                Director,                  None
3200 Horizon Drive               Senior Vice President
King of Prussia, PA 19406-0874   and Principal

          Joseph M. O'Donnell, Esq.            Director and                  None
          3200 Horizon Drive                   Vice President
          King of Prussia, PA 19406-0874

          Sandra L. Adams                      Assistant Vice President      None
          3200 Horizon Drive                   and Principal
          King of Prussia, PA 19406-0874

          Mary P. Efstration                   Secretary                     None
          3200 Horizon Drive
          King of Prussia, PA 19406

          John H. Leven                        Treasurer                     None
          3200 Horizon Drive
          King of Prussia, PA 19406

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FPS Services, Inc., the parent of the Underwriter.

               (c)  Not Applicable.


Item 30.  Location of Accounts and Records:
-------------------------------------------

               All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Advisors as listed below, except for those maintained by the Fund's Custodian, UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, and the Fund's Sub-Administrator, Transfer, Redemption, Dividend Disbursing and Accounting Agent, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406.

The Chicago Trust Company    Montag & Caldwell, Inc.    Talon Asset Management, Inc.
171 North Clark Street       3343 Peachtree Road, NE    One North Franklin
Chicago, IL  60601           Atlanta, GA  30326         Chicago, IL 60606

Item 31. Management Services:
-----------------------------

               There are no management-related service contracts not discussed in Part A or Part B.

Item 32. Undertakings:
----------------------
               (a)  Not applicable.

               (b) For purposes of providing "Management's Discussion of Fund Performance", Registrant will furnish a copy of the Company's most recent Annual Report, upon request and without charge, to every person for whom a Prospectus is delivered .

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, and State of Illinois on the 25th day of February, 1997.

                                         CT&T FUNDS

                                         By: /s/ Kenneth C. Anderson
                                            ------------------------
                                            Kenneth C. Anderson,
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of CT&T Funds has been signed below by the following person in his capacity and on the 25th day of February, 1997.

Signature                             Capacity
---------                             --------


/s/ Stuart D. Bilton                  Chairman, Board of Trustees
--------------------
Stuart D. Bilton

/s/ Dorothea C. Gilliam               Trustee
-----------------------
Dorothea C. Gilliam

/s/ Nathan Shapiro                    Trustee
------------------
Nathan Shapiro

/s/ Gregory T. Mutz                   Trustee
-------------------
Gregory T. Mutz

/s/ Leonard F. Amari                  Trustee
--------------------
Leonard F. Amari

/s/ Kenneth C. Anderson               President
-----------------------
Kenneth C. Anderson                   (Principal Executive Officer)

/s/ Gerald F. Dillenburg              Treasurer and Vice President
------------------------
Gerald F. Dillenburg                  (Principal Accounting & Financial Officer)

--------------------------------------------------------------------------------
CT&T Funds--Post Effective Amendment No. 9 DRAFT                  Part C Page 16

                                   CT&T FUNDS
                                   ==========

                           REGISTRATION NO. 33-68666

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                      AND
                           THE SECURITIES ACT OF 1933


ITEM #24 Financial Statements and Exhibits
------------------------------------------
99.B   Index to Exhibits Filed Pursuant to Form N-1A:

       99.B(5)(b)   Amended and Restated to Sub-Advisory Agreement

       99.B(11)(a)  Consent of Independent Auditors

       (27)         Financial Data Schedules











--------------------------------------------------------------------------------

CT&T Funds -- Post-Effective Amendment No. 9 DRAFT                Part C Page 15